ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2014

Our Vision: We Power Life

Our Mission: We exist to operate a world-class energy business that creates sustainable value for our four stakeholders – owners, customers, employees and the communities in which we operate.

For our owners, we create value by aspiring to provide top-quartile returns through the relentless pursuit of opportunities to optimize our business.
For our customers, we create value by constantly striving for reasonable costs and providing safe and reliable products and services.

For our employees, we create value by achieving top-quartile organizational health, providing a safe, rewarding, engaging, diverse and inclusive work environment, fair compensation and benefits, and opportunities to advance their careers.

For our communities, we create value through economic development, philanthropy, volunteerism and advocacy, and by operating our business safely and in a socially and environmentally responsible way.

Entergy Corporation (NYSE: ETR) is an integrated energy company engaged primarily in electric power production and retail
distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating
capacity, including nearly 10,000 megawatts of nuclear power, making it one of the nation’s leading nuclear generators. Entergy delivers electricity to 2.8 million utility customers in Arkansas,
Louisiana, Mississippi and Texas. Entergy has annual revenues of more than $12 billion and approximately 13,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2014 Statistical Report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	UTILITY SECURITIES DETAIL	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Gulf States Louisiana, L.L.C.	Page 32
		Entergy Louisiana, LLC	Page 33
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, Inc.	Page 34
Selected Financial and Operating Data	Page 5	Entergy New Orleans, Inc.	Page 34
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 35
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 35
Entergy Wholesale Commodities Operating Data	Page 5	UTILITY STATISTICAL INFORMATION	Page 36
Employees	Page 5	Utility Total Capability	Page 36
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 36
Consolidated Quarterly Financial Metrics	Page 6	Utility Consolidating Information	Page 37
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, Inc.	Pages 38 – 39
Financial Results	Page 7	Entergy Gulf States Louisiana, L.L.C.	Pages 40 – 41
Consolidated Quarterly Results	Page 7	Entergy Louisiana, LLC	Pages 42 – 43
Consolidated Quarterly Special Items	Pages 8 – 9	Entergy Mississippi, Inc.	Pages 44 – 45
Consolidated Annual Results	Page 10	Entergy New Orleans, Inc.	Pages 46 – 47
Consolidated Annual Special Items	Pages 11 – 12	System Energy Resources, Inc.	Page 47
		Entergy Texas, Inc.	Pages 48 – 49
Consolidated Statements of Income	Page 13	Utility Nuclear Plant Statistics	Page 50
Consolidating Income Statement	Page 14	UTILITY REGULATORY INFORMATION	Page 51
Consolidated Balance Sheets	Pages 15 – 16	Regulatory Commissions	Page 51
Consolidating Balance Sheet	Pages 17 – 18	Commission/Council Members	Page 51
Consolidated Statements of Cash Flow	Pages 19 – 20	Utility Electric and Gas Fuel Recovery Mechanisms	Page 52
Cash Flow Information by Business	Page 20
Consolidated Statements of Changes in Equity	Page 21	ENTERGY WHOLESALE COMMODITIES
Consolidated Statements of Comprehensive	Page 22	EWC Quarterly Financial Metrics	Page 53
Income		EWC Annual Financial Metrics	Page 53
Consolidated Capital Expenditures	Page 23	EWC Quarterly Operational Metrics	Page 53
Entergy Corporation Securities Detail	Page 23	EWC Annual Operational Metrics	Page 53
Entergy Corporation Long-Term Debt	Page 23	EWC Total Capacity	Page 53
Securities Ratings (Outlook)	Page 23	EWC Nuclear Plant Statistics	Page 54
Preferred Member Interests	Page 23	EWC Non-Nuclear Wholesale Assets	Page 54
Plant Statistics
UTILITY		EWC Non-Nuclear Wholesale Assets	Page 54
Utility Quarterly Financial Metrics	Page 24	Plant Emissions
Utility Annual Financial Metrics	Page 24	EWC Nuclear Securities Detail	Page 55
Utility Securities Ratings (Outlook)	Page 24	EWC Non-Nuclear Wholesale Assets	Page 55
Utility Historical Capital Expenditures	Page 24	Securities Detail

Utility Financial Results	Page 25	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 56
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 57 – 73

		INVESTOR INFORMATION	Page 74

ABOUT THIS PUBLICATION	• uncertainty regarding the establishment of interim or permanent sites for
This publication is unaudited and should be used in conjunction with Entergy’s	spent nuclear fuel and nuclear waste storage and disposal and the level of
2014 Annual Report to Shareholders and Form 10-K filed with the Securities	spent fuel disposal fees charged by the U.S. government related to such sites
and Exchange Commission. It has been prepared for information purposes and	• variations in weather and the occurrence of hurricanes and other storms
is not intended for use in connection with any sale or purchase of, or any offer	and disasters, including uncertainties associated with efforts to remediate
to buy, any securities of Entergy Corporation or its subsidiaries.	the effects of hurricanes, ice storms, or other weather events and the recovery of costs associated with restoration, including accessing funded storm reserves,
FORWARD-LOOKING INFORMATION	federal and local cost recovery mechanisms, securitization, and insurance
In this report and from time to time, Entergy Corporation makes statements concerning	• effects of climate change
its expectations, beliefs, plans, objectives, goals, strategies, and future	• changes in the quality and availability of water supplies and the related
events or performance. Such statements are “forward-looking statements”	regulation of water use and diversion
within the meaning of the Private Securities Litigation Reform Act of 1995.	• Entergy’s ability to manage its capital projects and operation
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	and maintenance costs
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,”	• Entergy’s ability to purchase and sell assets at attractive prices
and other similar words or expressions are intended to identify forward-looking	and on other attractive terms
statements but are not the only means to identify these statements. Although Entergy	• the economic climate, and particularly economic conditions in Entergy’s
believes that these forward-looking statements and the underlying assumptions are	Utility service area and the Northeast United States and events
reasonable, it cannot provide assurance that they will prove correct. Any	and circumstances that could influence economic conditions in those areas,
forward-looking statement is based on information current as of the date of this	and the risk that anticipated load growth may not materialize
report and speaks only as of the date on which such statement is made.	• the effects of Entergy’s strategies to reduce tax payments
Except to the extent required by the federal securities laws, Entergy undertakes	• changes in the financial markets, particularly those affecting
no obligation to publicly update or revise any forward-looking statements,	the availability of capital and Entergy’s ability to refinance existing debt, execute
whether as a result of new information, future events, or otherwise.	share repurchase programs, and fund investments and acquisitions
Forward-looking statements involve a number of risks and uncertainties.	• actions of rating agencies, including changes in the ratings of
There are factors that could cause actual results to differ materially from those	debt and preferred stock, changes in general corporate ratings,
expressed or implied in the forward-looking statements, including those	and changes in the rating agencies’ ratings criteria
factors discussed or incorporated by reference in (a) Item 1A. Risk Factors	• changes in inflation and interest rates
in the 2014 Form 10-K, (b) Management’s Financial Discussion and Analysis	• the effect of litigation and government investigations or proceedings
in the 2014 Form 10-K, and (c) the following factors (in addition to others	• changes in technology, including with respect to new, developing, or
described elsewhere in this report and in subsequent securities filings):	alternative sources of generation
• resolution of pending and future rate cases and negotiations,	• the potential effects of threatened or actual terrorism, cyber attacks or data
including various performance-based rate discussions,	security breaches, including increased security costs, and war or a
Entergy’s utility supply plan, and recovery of fuel and purchased power costs	catastrophic event such as a nuclear accident or a natural gas pipeline
• the termination of Entergy Arkansas’s participation in the System Agreement,	explosion
which occurred in December 2013, the termination of Entergy Mississippi's	• Entergy’s ability to attract and retain talented management and directors
participation in the System Agreement in November 2015, the termination of	• changes in accounting standards and corporate governance
Entergy Texas's, Entergy Gulf States Louisiana's, and Entergy Louisiana's	• declines in the market prices of marketable securities and
participation in the System Agreement after expiration of the proposed	resulting funding requirements for Entergy’s defined benefit
60-month notice period or such other period as approved by the FERC	pension and other postretirement benefit plans
• regulatory and operating challenges and uncertainties and economic risks	• future wage and employee benefit costs, including changes
associated with the Utility operating companies’ move to MISO, which occurred	in discount rates and returns on benefit plan assets
in December 2013, including the effect of current or projected MISO market rules	• changes in decommissioning trust fund values or earnings
and system conditions in the MISO markets, the allocation of MISO system transmission	or in the timing of or cost to decommission nuclear plant sites
upgrade costs, and the effect of planning decisions that MISO makes with respect to	• the implementation of the shutdown of Vermont Yankee
future transmission investments by the Utility operating companies	and the related decommissioning of Vermont Yankee
• changes in utility regulation, including the beginning or end of retail and wholesale	• the effectiveness of Entergy’s risk management policies and
competition, the ability to recover net utility assets and other potential stranded	procedures and the ability and willingness of its counterparties
costs, and the application of more stringent transmission reliability requirements	to satisfy their financial and performance commitments
or market power criteria by the FERC	• factors that could lead to impairment of long-lived assets
• changes in the regulation or regulatory oversight of Entergy’s nuclear generating	• the ability to successfully complete merger, acquisition, or
facilities and nuclear materials and fuel, including with respect to the planned or potential	divestiture plans, regulatory or other limitations imposed as a
shutdown of nuclear generating facilities owned or operated by Entergy Wholesale	result of merger, acquisition, or divestiture, and the success of
Commodities and the effects of new or existing safety or environmental concerns	the business following a merger, acquisition, or divestiture regarding nuclear power plantsand nuclear fuel
• resolution of pending or future applications, and related regulatory proceedings	REGULATION G COMPLIANCE
and litigation, for license renewals or modifications or other authorizations required	Financial performance measures shown in this report include those
of nuclear generating facilities	calculated and presented in accordance with generally accepted
• the performance of and deliverability of power from Entergy’s generation	accounting principles (GAAP), as well as those that are considered

resources, including the capacity factors at its nuclear generating facilities	non-GAAP measures. This report includes non-GAAP measures
• Entergy’s ability to develop and execute on a point of view regarding future	of operational earnings; operational earnings per share;
prices of electricity, natural gas, and other energy-related commodities	operational adjusted EBITDA; operational return
• prices for power generated by Entergy’s merchant generating	on average invested capital; operational return on average common or
facilities and the ability to hedge, meet credit support requirements for hedges,	members’ equity; operational price to earnings ratio;
sell power forward or otherwise reduce the market price risk associated	operational non-fuel operation and maintenance expense;
with those facilities, including the Entergy Wholesale Commodities nuclear plants	operational common dividend payout ratio; gross liquidity; net debt to
• the prices and availability of fuel and power Entergy must purchase	net capital ratio; debt to capital ratio, excluding securitization debt;
for its Utility customers, and Entergy’s ability to meet credit support	net debt to net capital ratio, excluding securitization debt;
requirements for fuel and power supply contracts	parent debt to total debt ratio, excluding securitization debt;
• volatility and changes in markets for electricity, natural gas,	debt to operational adjusted EBITDA, excluding securitization debt;
uranium, emissions allowances, and other energy-related commodities,	operational FFO to debt ratio, excluding securitization debt;
and the effect of those changes on Entergy and its customers	adjusted average total revenue per MWh; adjusted average total revenue per
• changes in law resulting from federal or state energy legislation or	per MWH, excluding VY; and operational non-fuel O&M per MWh
legislation subjecting energy derivatives used in hedging and risk	when describing Entergy’s results of operations and financial
management transactions to governmental regulation	performance. We have prepared reconciliations of these measures to the
• changes in environmental, tax, and other laws, including requirements for	most directly comparable GAAP measures. Reconciliations can be found
reduced emissions of sulfur dioxide, nitrogen oxide, greenhouse gases, mercury,	on pages 7, 10, and 57 – 73.
and other regulated air and water emissions, and changes in costs of compliance with environmental and other laws and regulations

ENTERGY AT A GLANCE

BUSINESS SEGMENT AND LEGAL ENTITY STRUCTURE OVERVIEW

Entergy Corporation(d)
Entergy Arkansas, Inc.
Entergy Louisiana Holdings, Inc.
Entergy Louisiana, LLC
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Entergy Services, Inc.
EGS Holdings, Inc.
Entergy Gulf States Louisiana, L.L.C.
Entergy Mississippi, Inc.
Entergy Texas, Inc.
Entergy Operations, Inc.
Entergy Nuclear Holding
Palisades
Indian Point 2
Vermont Yankee(a)
Rhode Island State Energy Center
75%
Entergy Nuclear Holding #1
FitzPatrick
Indian Point 3
Pilgrim
Entergy Global Trading Holdings
Entergy Nuclear Power Marketing(b)
Entergy Nuclear Holding Company #2
Entergy Nuclear Operations, Inc.

Above diagram represents business segment structure and does not necessarily represent complete legal entity organization structure.
Only Entergy Wholesale Commodities plants with greater than 500 MWs of owned capacity are shown.
(a) Vermont Yankee plant ceased power production on 12/29/14
(b) Entergy Nuclear Power Marketing, LLC is a subsidiary of Entergy Power Marketing Holding II, which is a subsidiary of
Entergy Global Trading Holdings, LLC.
(c) Remaining 25% is owned by another Entergy affiliate
(d) Other direct subsidiaries are Entergy Enterprises, Inc.; Entergy Nuclear, Inc.; Entergy Nuclear Holding Company #2;
Entergy Nuclear Vermont Finance Company; Entergy Finance Holding, Inc.; Entergy Global Trading Holdings, LLC;
Entergy Amalgamated Competitive Holdings, LLC; and Entergy International Holdings, LLC.

CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company	Entergy’s five year results in this report are presented in
engaged primarily in electric power production and retail	three business segments:
distribution operations.
• Approximately 30,000 MW electric generating capacity	• Utility
• Nearly 10,000 MW nuclear power	• Entergy Wholesale Commodities
• 2.8 million utility customers	• Parent and Other
• More than $12 billion annual revenues
• Approximately 13,000 employees	In fourth quarter 2012, Entergy included subsidiaries
• 88 electric generating units operated	previously included and reported in the
Parent & Other segment in the Entergy Wholesale
Commodities segment to improve the alignment of certain
intercompany items. The prior period financial information
in this report has been restated to reflect this change.

ENTERGY CORPORATION AND SUBSIDIARIES
BUSINESS SEGMENTS (CONTINUED)

UTILITY	ENTERGY WHOLESALE COMMODITIES
Entergy’s utility companies generate, transmit, distribute, and sell	Entergy’s Wholesale Commodities business owns, operates and decommissions
electric power, and operate a small natural gas distribution business.	nuclear plants in the northern United States. This business is focused on
• Six electric utilities with 2.8 million customers	selling power produced by its operating plants to wholesale customers.
• Four states – Arkansas, Louisiana, Mississippi, Texas	Entergy’s Wholesale Commodities business also owns interests in non-nuclear
• 22,000 MW generating capacity	power plants that sell the electric power produced by those plants to
• Two gas utilities with 198,000 customers	wholesale customers. This business also provides services to other nuclear power plant owners.
ENTERGY ARKANSAS, INC. (EAI)	• 4,406 MW nuclear-owned generating capacity in five units in northern U.S.
Entergy Arkansas generates, transmits, distributes, and sells electric	• Pilgrim Nuclear Station in Plymouth, Massachusetts
power to 702,000 retail customers in portions of Arkansas.	• James A. FitzPatrick in Oswego, New York
• Indian Point Units 2 and 3 in Buchanan, New York
ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)	• Palisades Nuclear Energy Plant in Covert, Michigan
Entergy Gulf States Louisiana generates, transmits, distributes, and	• 1,057 net MW non-nuclear generating capacity
sells electric power to 396,000 retail customers in portions of	• 800 MW under management services contract
Louisiana. Entergy Gulf States Louisiana also provides natural gas	• Cooper Nuclear Station located near Brownville, Nebraska
utility service to 93,000 customers in the Baton Rouge, Louisiana area.	• Contracts (ongoing and completed) with other nuclear facility owners to provide decommissioning and license renewal services
ENTERGY LOUISIANA, LLC (ELL)
Entergy Louisiana generates, transmits, distributes, and sells electric	On Dec. 29, 2014, Entergy Wholesale Commodities’ Vermont Yankee
power to 680,000 retail customers in portions of Louisiana.	nuclear plant ceased power production and entered its decommissioning phase.
ENTERGY MISSISSIPPI, INC. (EMI)
Entergy Mississippi generates, transmits, distributes, and sells electric power to 442,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)
Entergy New Orleans generates, transmits, distributes, and sells electric power to 171,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 105,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)
Entergy Texas generates, transmits, distributes, and sells electric power to 427,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells energy and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
(In millions, except percentages, per share amounts, and ratios)	2014	2013	2012	2011	2010
GAAP MEASURES
Operating Revenues	$12,495	$11,391	$10,302	$11,229	$11,488
As-Reported Net Income	$ 941	$ 712	$ 847	$ 1,346	$ 1,250
As-Reported Earnings Per Share	$ 5.22	$ 3.99	$ 4.76	$ 7.55	$ 6.66
End of Year	179.2	178.4	177.8	176.4	178.7
Weighted Average – Diluted	180.3	178.6	177.7	178.4	187.8
Return on Average Invested Capital – As-Reported	5.6%	4.7%	5.5%	8.0%	7.8%
Return on Average Common Equity – As-Reported	9.6%	7.6%	9.3%	15.4%	14.6%
Net Cash Flow Provided by Operating Activities	$ 3,889	$ 3,189	$ 2,940	$ 3,129	$ 3,926
Year-End Closing Market Price Per Share of Common Stock	$ 87.48	$ 63.27	$ 63.75	$ 73.05	$ 70.83
Book Value Per Share at End of Year	$ 55.83	$ 54.00	$ 51.72	$ 50.81	$ 47.53
Market Value of Equity at End of Year	$15,680	$11,286	$11,335	$12,883	$12,661
Price to Earnings Ratio – As-Reported	16.77	15.87	13.39	9.68	10.64
Common Dividend Paid Per Share	$ 3.32	$ 3.32	$ 3.32	$ 3.32	$ 3.24
Common Dividend Payout Ratio – As-Reported	64%	83%	70%	44%	49%
NON-GAAP MEASURES
Operational Earnings	$ 1,050	$ 957	$ 1,109	$ 1,359	$ 1,332
Operational Earnings Per Share	$ 5.83	$ 5.36	$ 6.23	$ 7.62	$ 7.10
Special Items Per Share	$ (0.61)	$ (1.37)	$ (1.47)	$ (0.07)	$ (0.44)
Return on Average Invested Capital – Operational	6.1%	5.8%	6.6%	8.0%	8.2%
Return on Average Common Equity – Operational	10.7%	10.2%	12.2%	15.6%	15.6%
Price to Earnings Ratio – Operational	15.02	11.80	10.23	9.59	9.98
Common Dividend Payout Ratio – Operational	57%	62%	53%	44%	46%

UTILITY ELECTRIC OPERATING DATA
	2014	2013	2012	2011	2010
Retail Kilowatt-Hour Sales (millions)	110,910	107,781	107,004	108,688	107,510
Peak Demand (megawatts)	20,472	21,581	21,866	22,387	21,799
Retail Customers – Year End (thousands)	2,818	2,800	2,778	2,757	2,743

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2014	2013	2012	2011	2010
Operating Revenues (millions)(a)	$2,719	$2,313	$2,326	$2,414	$2,566
Billed Electric Energy Sales (gigawatt hours)	44,424	45,127	46,178	43,497	42,934
(a) Includes revenue associated with below-market PPA for Palisades of $16,496,061 for 2014, $17,654,839 for 2013, $16,724,963 for 2012, $42,996,197 for 2011, and $46,296,187 for 2010.

EMPLOYEES
	2014	2013	2012	2011	2010
Total Employees – Year End	13,393	13,808	14,625	14,682	14,958

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2014
		Entergy
	Entergy	Gulf States	Entergy	Entergy	Entergy	Entergy	System	Entergy Wholesale
	Arkansas	Louisiana	Louisiana	Mississippi	New Orleans	Texas	Energy	Commodities(c)(d)	Total
Gas/Oil	1,630	1,630	5,384	3,075	782	2,333	—	796	15,630
Coal	1,198	360	—	420	—	266	—	181	2,425
Total Fossil	2,828	1,990	5,384	3,495	782	2,599	—	977	18,055
Nuclear	1,820	973	1,164	—	—	—	1,268	4,406	9,631
Other(b)	73	—	—	—	—	—	—	80	153
Total	4,721	2,963	6,548	3,495	782	2,599	1,268	5,463	27,839
 (a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Other includes Hydro (EAI) and Wind (EWC).
(c) Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(d) Reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2014					2013					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	401	189	230	120	941	161	164	240	147	712	32.1
As-Reported Non-Fuel O&M ($ millions)	795	882	914	988	3,578	815	911	904	959	3,589	(0.3)
Return on Average Invested Capital –
As-Reported (%)(a)	5.7	5.8	5.8	5.6	5.6	6.9	5.9	5.5	4.7	4.7	19.1
Return on Average Common Equity –
As-Reported (%)(a)	9.9	10.1	9.9	9.6	9.6	12.8	10.5	9.3	7.6	7.6	26.3
Revolver Capacity ($ millions)	4,077	4,003	3,975	3,592	3,592	3,542	3,819	4,129	3,977	3,977	(9.7)
Total Debt ($ millions)	13,860	13,692	13,673	14,030	14,030	13,471	13,747	13,623	13,678	13,678	2.6
Debt to Capital Ratio (%)	57.5	56.9	56.7	57.6	57.6	58.7	59.0	58.4	57.9	57.9	(0.5)

NON-GAAP MEASURES
Operational Earnings ($ millions)	410	200	304	135	1,050	168	180	430	179	957	9.7
Operational Non-Fuel O&M ($ millions)	807	898	925	1,009	3,637	822	930	926	1,013	3,690	(1.4)
Return on Average Invested Capital –
Operational (%)(a)	6.8	6.8	6.3	6.1	6.1	7.0	6.1	6.4	5.8	5.8	5.2
Return on Average Common Equity –
Operational (%)(a)	12.5	12.6	11.2	10.7	10.7	13.2	10.9	11.7	10.2	10.2	4.9
Total Gross Liquidity ($ millions)	4,985	4,653	5,044	5,014	5,014	3,805	4,130	4,494	4,716	4,716	6.3
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.9	55.4	55.2	56.2	56.2	56.9	57.3	56.7	56.3	56.3	(0.2)
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	54.1	54.1	53.0	53.4	53.4	56.3	56.7	56.0	54.8	54.8	(2.6)
Parent Debt to Total Debt Ratio, Excluding Securitization Debt (%)	20.6	20.2	19.6	20.2	20.2	23.6	20.6	21.0	21.9	21.9	(7.8)
Debt to Operational EBITDA, Excluding Securitization Debt	3.7	3.5	3.6	3.7	3.7	4.0	4.1	4.1	4.1	4.1	(9.8)
Operational FFO to Debt Ratio, Excluding Securitization Debt (%)	26.9	28.9	29.4	27.6	27.6	24.3	23.3	25.9	26.8	26.8	3.0
(a) Rolling twelve months. Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2014	2013	2012	2011	2010
GAAP MEASURES
As-Reported Net Income ($ millions)	941	712	847	1,346	1,250
As-Reported Non-Fuel O&M ($ millions)	3,578	3,589	3,291	3,123	3,226
Return on Average Invested Capital – As-Reported (%)	5.6	4.7	5.5	8.0	7.8
Return on Average Common Equity – As-Reported (%)	9.6	7.6	9.3	15.4	14.6
Revolver Capacity ($ millions)	3,592	3,977	3,462	2,001	2,354
Total Debt ($ millions)	14,030	13,678	13,473	12,387	11,816
Debt to Capital Ratio (%)	57.6	57.9	58.7	57.3	57.3
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	81	86	90	94	107
Leases – Entergy’s Share	422	456	505	508	546
Power Purchase Agreements Accounted for as Leases (b)	29	29	19	15	16
Total	532	571	614	617	669

NON-GAAP MEASURES
Operational Earnings ($ millions)	1,050	957	1,109	1,359	1,332
Operational Non-Fuel O&M ($ millions)	3,637	3,690	3,330	3,136	3,343
Return on Average Invested Capital – Operational (%)	6.1	5.8	6.6	8.0	8.2
Return on Average Common Equity – Operational (%)	10.7	10.2	12.2	15.6	15.6
Total Gross Liquidity ($ millions)	5,014	4,716	3,995	2,695	3,648
Debt to Capital Ratio, Excluding Securitization Debt (%)	56.2	56.3	56.9	55.0	55.3
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	53.4	54.8	55.8	53.5	52.1
Parent Debt to Total Debt , Excluding Securitization Debt (%)	20.2	21.9	23.7	25.8	25.0
Debt to Operational EBITDA , Excluding Securitization Debt	3.7	4.1	4.1	3.4	3.0
Operational FFO to Debt Ratio , Excluding Securitization Debt (%)	27.6	26.8	23.8	22.4	37.2
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.
(b) For further detail, see Note 10 on page 163 of the 2014 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2014					2013					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
AS-REPORTED
Utility	1.12	1.15	1.72	0.60	4.60	0.69	1.10	1.95	0.90	4.64	(0.04)
Entergy Wholesale Commodities	1.35	0.14	(0.18)	0.31	1.62	0.46	0.06	(0.52)	0.24	0.24	1.38
Parent & Other	(0.23)	(0.24)	(0.27)	(0.25)	(1.00)	(0.25)	(0.24)	(0.09)	(0.32)	(0.89)	(0.11)
CONSOLIDATED AS-REPORTED EARNINGS	2.24	1.05	1.27	0.66	5.22	0.90	0.92	1.34	0.82	3.99	1.23
LESS SPECIAL ITEMS
Utility	(0.01)	(0.02)	—	(0.01)	(0.04)	(0.04)	(0.08)	(0.09)	0.04	(0.16)	0.12
Entergy Wholesale Commodities	(0.04)	(0.04)	(0.41)	(0.08)	(0.57)	—	(0.01)	(0.98)	(0.24)	(1.23)	0.66
Parent & Other	—	—	—	—	—	—	—	—	0.02	0.02	(0.02)
TOTAL SPECIAL ITEMS	(0.05)	(0.06)	(0.41)	(0.09)	(0.61)	(0.04)	(0.09)	(1.07)	(0.18)	(1.37)	0.76
OPERATIONAL
Utility	1.13	1.17	1.72	0.61	4.64	0.73	1.18	2.04	0.86	4.80	(0.16)
Entergy Wholesale Commodities	1.39	0.18	0.23	0.39	2.19	0.46	0.07	0.46	0.48	1.47	0.72
Parent & Other	(0.23)	(0.24)	(0.27)	(0.25)	(1.00)	(0.25)	(0.24)	(0.09)	(0.34)	(0.91)	(0.09)
CONSOLIDATED OPERATIONAL EARNINGS	2.29	1.11	1.68	0.75	5.83	0.94	1.01	2.41	1.00	5.36	0.47

Weather Impact	0.18	(0.05)	(0.11)	0.05	0.07	(0.10)	(0.02)	0.01	0.11	—	0.07

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	179.1	179.6	179.6	179.2	179.2	178.1	178.2	178.3	178.4	178.4	0.8
Weighted Average - Diluted	179.1	180.0	180.5	181.6	180.3	178.4	178.6	178.7	178.8	178.6	1.7
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2014					2013					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	—	(0.04)	(0.07)	(0.06)	0.11	(0.05)	0.05
HCM implementation expenses	(0.01)	(0.02)	—	(0.01)	(0.04)	—	(0.01)	(0.03)	(0.07)	(0.11)	0.07
Total	(0.01)	(0.02)	—	(0.01)	(0.04)	(0.04)	(0.08)	(0.09)	0.04	(0.16)	0.12
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Decision to close VY	(0.03)	(0.04)	(0.41)	(0.08)	(0.56)	—	—	(0.97)	(0.18)	(1.15)	0.59
HCM implementation expenses	(0.01)	—	—	—	(0.01)	—	(0.01)	(0.01)	(0.06)	(0.08)	0.07
Total	(0.04)	(0.04)	(0.41)	(0.08)	(0.57)	—	(0.01)	(0.98)	(0.24)	(1.23)	0.66
PARENT & OTHER
SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	—	—	—	—	0.03	0.03	(0.03)
HCM implementation expenses	—	—	—	—	—	—	—	—	(0.01)	(0.01)	0.01
Total	—	—	—	—	—	—	—	—	0.02	0.02	(0.02)
TOTAL SPECIAL ITEMS	(0.05)	(0.06)	(0.41)	(0.09)	(0.61)	(0.04)	(0.09)	(1.07)	(0.18)	(1.37)	0.76

	2014					2013					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	—	(6.3)	(12.2)	(10.1)	20.0	(8.7)	8.7
HCM implementation expenses	(2.3)	(3.5)	(0.3)	(1.5)	(7.6)	—	(2.7)	(5.2)	(12.5)	(20.3)	12.7
Total	(2.3)	(3.5)	(0.3)	(1.5)	(7.6)	(6.3)	(14.9)	(15.3)	7.5	(29.0)	21.4
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Decision to close VY	(5.9)	(6.9)	(73.7)	(13.2)	(99.7)	—	—	(173.1)	(31.8)	(204.8)	105.1
HCM implementation expenses	(0.7)	(0.6)	(0.3)	(0.5)	(2.1)	—	(1.1)	(2.1)	(11.8)	(15.0)	12.9
Total	(6.6)	(7.5)	(74.0)	(13.7)	(101.8)	—	(1.1)	(175.2)	(43.6)	(219.8)	118.0
PARENT & OTHER
SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	—	—	—	—	5.5	5.5	(5.5)
HCM implementation expenses	—	—	—	—	—	—	—	—	(1.8)	(1.9)	1.9
Total	—	—	—	—	—	—	—	—	3.7	3.6	(3.6)
TOTAL SPECIAL ITEMS	(8.9)	(11.0)	(74.3)	(15.2)	(109.4)	(6.3)	(16.0)	(190.5)	(32.4)	(245.2)	135.8
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2014					2013
(Pre-tax except for Income taxes, $ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY SPECIAL ITEMS
Net revenue*	—	—	—	—	—	—	—	—	5.7	5.7	(5.7)
Other operation and maintenance	(3.9)	(5.6)	(0.7)	(2.4)	(12.6)	(6.6)	(17.2)	(18.8)	(21.4)	(64.0)	51.4
Asset write-offs, impairments, and related charges	—	—	—	—	—	—	—	—	(9.4)	(9.4)	9.4
Taxes other than income taxes	(0.2)	(0.3)	—	(0.1)	(0.6)	—	—	(0.3)	(0.8)	(1.0)	0.4
Income taxes	1.8	2.4	0.4	1.0	5.6	0.3	2.3	3.8	33.4	39.7	(34.1)
Total	(2.3)	(3.5)	(0.3)	(1.5)	(7.6)	(6.3)	(14.9)	(15.3)	7.5	(29.0)	21.4
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Other operation and maintenance	(7.8)	(9.6)	(10.2)	(19.1)	(46.8)	—	(1.8)	(3.3)	(32.0)	(37.1)	(9.7)
Asset write-offs, impairments, and related charges	(2.3)	(1.7)	(103.0)	(0.6)	(107.5)	—	—	(291.5)	(37.8)	(329.3)	221.8
Taxes other than income taxes	(0.6)	(0.8)	(0.8)	(1.4)	(3.6)	—	—	(0.1)	(1.0)	(1.1)	(2.5)
Income taxes	4.1	4.6	39.9	7.4	56.1	—	0.7	119.7	27.2	147.7	(91.7)
Total	(6.6)	(7.5)	(74.0)	(13.7)	(101.8)	—	(1.1)	(175.2)	(43.6)	(219.8)	118.0
PARENT & OTHER SPECIAL ITEMS
Other operation and maintenance	—	—	—	—	—	—	—	—	(0.2)	(0.3)	0.3
Asset write-offs, impairments, and related charges	—	—	—	—	—	—	—	—	(2.8)	(2.8)	2.8
Income taxes	—	—	—	—	—	—	—	—	6.7	6.7	(6.7)
Total	—	—	—	—	—	—	—	—	3.7	3.6	(3.6)
TOTAL SPECIAL ITEMS	(8.9)	(11.0)	(74.3)	(15.2)	(109.4)	(6.3)	(16.0)	(190.5)	(32.4)	(245.2)	135.8
*Operating revenue less fuel, fuel related expenses, purchased power and other regulatory charges (credits) – net

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2014	2013	2012	2011	2010
AS-REPORTED
Utility	4.60	4.64	5.30	6.20	4.33
Entergy Wholesale Commodities	1.62	0.24	0.23	2.74	2.38
Parent & Other	(1.00)	(0.89)	(0.77)	(1.39)	(0.05)
CONSOLIDATED AS-REPORTED EARNINGS	5.22	3.99	4.76	7.55	6.66
LESS SPECIAL ITEMS
Utility	(0.04)	(0.16)	(0.21)	—	—
Entergy Wholesale Commodities	(0.57)	(1.23)	(1.26)	—	(0.54)
Parent & Other	—	0.02	—	(0.07)	0.10
TOTAL SPECIAL ITEMS	(0.61)	(1.37)	(1.47)	(0.07)	(0.44)
OPERATIONAL
Utility	4.64	4.80	5.51	6.20	4.33
Entergy Wholesale Commodities	2.19	1.47	1.49	2.74	2.92
Parent & Other	(1.00)	(0.91)	(0.77)	(1.32)	(0.15)
CONSOLIDATED OPERATIONAL EARNINGS	5.83	5.36	6.23	7.62	7.10
Weather Impact	0.07	—	(0.09)	0.52	0.62

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

($/share)	2014	2013	2012	2011	2010
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	(0.05)	(0.21)	—	—
HCM implementation expenses	(0.04)	(0.11)	—	—	—
Total	(0.04)	(0.16)	(0.21)	—	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Decision to close VY	(0.56)	(1.15)	(1.26)	—	—
HCM implementation expenses	(0.01)	(0.08)	—	—	—
Non-utility nuclear spin-off expenses	—	—	—	—	(0.54)
Total	(0.57)	(1.23)	(1.26)	—	(0.54)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	0.03	—	(0.07)	—
HCM implementation expenses	—	(0.01)	—	—	—
Non-utility nuclear spin-off expenses	—	—	—	—	0.10
Total	—	0.02	—	(0.07)	0.10
TOTAL SPECIAL ITEMS	(0.61)	(1.37)	(1.47)	(0.07)	(0.44)

($ millions)	2014	2013	2012	2011	2010
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	(8.7)	(37.1)	—	—
HCM implementation expenses	(7.6)	(20.3)	—	—	—
Total	(7.6)	(29.0)	(37.1)	—	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Decision to close VY	(99.7)	(204.8)	(223.5)	—	—
HCM implementation expenses	(2.1)	(15.0)	—	—	—
Non-utility nuclear spin-off expenses	—	—	—	—	(100.7)
Total	(101.8)	(219.8)	(223.5)	—	(100.7)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	5.5	(1.0)	(13.0)	—
HCM implementation expenses	—	(1.9)	—	—	—
Non-utility nuclear spin-off expenses	—	—	—	—	18.5
Total	—	3.6	(1.0)	(13.0)	18.5
TOTAL SPECIAL ITEMS	(109.4)	(245.2)	(261.6)	(13.0)	(82.2)

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for Income taxes, $ millions)	2014	2013	2012	2011	2010
UTILITY SPECIAL ITEMS
Net revenue*	—	5.7	—	—	—
Other operation and maintenance	(12.6)	(64.0)	(38.2)	—	—
Asset write-offs, impairments, and related charges	—	(9.4)	—	—	—
Taxes other than income taxes	(0.6)	(1.0)	—	—	—
Income taxes	5.6	39.7	1.0	—	—
Total	(7.6)	(29.0)	(37.1)	—	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Other operation and maintenance	(46.8)	(37.1)	—	—	(116.5)
Asset write-offs, impairments, and related charges	(107.5)	(329.3)	(355.5)	—
Taxes other than income taxes	(3.6)	(1.1)		—	(0.2)
Depreciation and amortization	—	—	—	—	(2.9)
Interest expense	—	—	—	—	(43.4)
Income taxes	56.1	147.7	132.1	—	62.4
Total	(101.8)	(219.8)	(223.5)	—	(100.7)
PARENT & OTHER SPECIAL ITEMS
Other operation and maintenance	—	(0.3)	(1.0)	(13.0)	(0.1)
Asset write-offs, impairments, and related charges	—	(2.8)	—	—	—
Income taxes	—	6.7	—	—	18.6
Total	—	3.6	(1.0)	(13.0)	18.5
TOTAL SPECIAL ITEMS	(109.4)	(245.2)	(261.6)	(13.0)	(82.2)
*Operating revenue less fuel, fuel related expenses, purchased power and other regulatory charges (credits) – net
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2014	2013	2012	2011	2010
OPERATING REVENUES:
Electric	$ 9,591,902	$ 8,942,360	$ 7,870,649	$ 8,673,517	$ 8,740,637
Natural gas	181,794	154,353	130,836	165,819	197,658
Competitive businesses	2,721,225	2,294,234	2,300,594	2,389,737	2,549,282
Total	12,494,921	11,390,947	10,302,079	11,229,073	11,487,577
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,632,558	2,445,818	2,036,835	2,492,714	2,518,582
Purchased power	1,915,414	1,554,332	1,255,800	1,564,967	1,659,416
Nuclear refueling outage expenses	267,679	256,801	245,600	255,618	256,123
Other operation and maintenance	3,310,536	3,331,934	3,045,392	2,867,758	2,969,402
Asset write-offs, impairments, and related charges	179,752	341,537	355,524	—	—
Decommissioning	272,621	242,104	184,760	190,595	211,736
Taxes other than income taxes	604,606	600,350	557,298	536,026	534,299
Depreciation and amortization	1,318,638	1,261,044	1,144,585	1,102,202	1,069,894
Other regulatory charges (credits) – net	(13,772)	45,597	175,104	205,959	44,921
Total	10,488,032	10,079,517	9,000,898	9,215,839	9,264,373
Gain on sale of business	—	43,569	—	—	44,173
OPERATING INCOME	2,006,889	1,354,999	1,301,181	2,013,234	2,267,377
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	64,802	66,053	92,759	84,305	59,381
Interest and investment income	147,686	199,300	127,776	128,994	184,077
Miscellaneous – net	(42,016)	(59,762)	(53,214)	(59,271)	(48,124)
Total	170,472	205,591	167,321	154,028	195,334
INTEREST EXPENSE:
Interest expense	661,083	629,537	606,596	551,521	610,146
Allowance for borrowed funds used during construction	(33,576)	(25,500)	(37,312)	(37,894)	(34,979)
Total	627,507	604,037	569,284	513,627	575,167
INCOME BEFORE INCOME TAXES	1,549,854	956,553	899,218	1,653,635	1,887,544
Income taxes	589,597	225,981	30,855	286,263	617,239
CONSOLIDATED NET INCOME	960,257	730,572	868,363	1,367,372	1,270,305
Preferred dividend requirements of subsidiaries	19,536	18,670	21,690	20,933	20,063
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$ 940,721	$ 711,902	$ 846,673	$ 1,346,439	$ 1,250,242
Basic earnings per average common share	$5.24	$3.99	$4.77	$7.59	$6.72
Diluted earnings per average common share	$5.22	$3.99	$4.76	$7.55	$6.66
Average number of common shares outstanding:
Basic	179,506,151	178,211,192	177,324,813	177,430,208	186,010,452
Diluted	180,296,885	178,570,400	177,737,565	178,370,695	187,814,235
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2014 CONSOLIDATING INCOME STATEMENT (unaudited)

		ENTERGY
		WHOLESALE
In thousands, except share data, for the year ended December 31, 2014.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
OPERATING REVENUES:
Electric	$ 9,592,028	$—	$ (126)	$ 9,591,902
Natural gas	181,794	—	—	181,794
Competitive businesses	—	2,719,404	1,821	2,721,225
Total	9,773,822	2,719,404	1,695	12,494,921
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,219,637	413,087	(166)	2,632,558
Purchased power	1,833,267	82,105	42	1,915,414
Nuclear refueling outage expenses	118,358	149,321	—	267,679
Other operation and maintenance	2,276,263	1,023,018	11,255	3,310,536
Asset write-offs, impairments, and related charges	72,225	107,527	—	179,752
Decommissioning	131,110	141,511	—	272,621
Taxes other than income taxes	472,729	130,729	1,148	604,606
Depreciation and amortization	1,039,012	275,924	3,702	1,318,638
Other regulatory charges (credits) - net	(13,772)	—	—	(13,772)
Total	8,148,829	2,323,222	15,981	10,488,032
OPERATING INCOME	1,624,993	396,182	(14,286)	2,006,889
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	64,802	—	—	64,802
Interest and investment income	171,217	113,959	(137,490)	147,686
Miscellaneous – net	(10,639)	(21,986)	(9,391)	(42,016)
Total	225,380	91,973	(146,881)	170,472
INTEREST EXPENSE:
Interest expense	565,305	16,646	79,132	661,083
Allowance for borrowed funds used during construction	(33,576)	—	—	(33,576)
Total	531,729	16,646	79,132	627,507
INCOME BEFORE INCOME TAXES	1,318,644	471,509	(240,299)	1,549,854
Income taxes	472,148	176,988	(59,539)	589,597
CONSOLIDATED NET INCOME	846,496	294,521	(180,760)	960,257
Preferred dividend requirements of subsidiaries	17,348	2,188	—	19,536
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$ 829,148	$ 292,333	$ (180,760)	$ 940,721
Basic earnings per average common share	$4.62	$1.63	$ (1.01)	$5.24
Diluted earnings per average common share	$4.60	$1.62	$ (1.00)	$5.22
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2014	2013	2012	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 131,327	$ 129,979	$ 112,992	$ 81,468	$ 76,290
Temporary cash investments	1,290,699	609,147	419,577	612,970	1,218,182
Total cash and cash equivalents	1,422,026	739,126	532,569	694,438	1,294,472
Securitization recovery trust account	—	—	46,040	50,304	43,044
Accounts receivable:
Customer	596,917	670,641	568,871	568,558	602,796
Allowance for doubtful accounts	(35,663)	(34,311)	(31,956)	(31,159)	(31,777)
Other	220,342	195,028	161,408	166,186	161,662
Accrued unbilled revenues	321,659	340,828	303,392	298,283	302,901
Total accounts receivable	1,103,255	1,172,186	1,001,715	1,001,868	1,035,582
Deferred fuel costs	155,140	116,379	150,363	209,776	64,659
Accumulated deferred income taxes	27,783	175,073	306,902	9,856	8,472
Fuel inventory – at average cost	205,434	208,958	213,831	202,132	207,520
Materials and supplies – at average cost	918,584	915,006	928,530	894,756	866,908
Deferred nuclear refueling outage costs	214,188	192,474	243,374	231,031	218,423
System agreement cost equalization	—	—	16,880	36,800	52,160
Prepaid taxes	—	—	—	—	301,807
Prepayments and other	343,223	410,489	242,922	291,742	246,036
Total	4,389,633	3,929,691	3,683,126	3,622,703	4,339,083
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	36,234	40,350	46,738	44,876	40,697
Decommissioning trust funds	5,370,932	4,903,144	4,190,108	3,788,031	3,595,716
Non-utility property – at cost (less accumulated depreciation)	213,791	199,375	256,039	260,436	257,847
Other	405,169	210,616	436,234	416,423	405,946
Total	6,026,126	5,353,485	4,929,119	4,509,766	4,300,206
PROPERTY, PLANT AND EQUIPMENT:
Electric	44,881,419	42,935,712	41,944,567	39,385,524	37,153,061
Property under capital lease	945,784	941,299	935,199	809,449	800,078
Natural gas	377,565	366,365	353,492	343,550	330,608
Construction work in progress	1,425,981	1,514,857	1,365,699	1,779,723	1,661,560
Nuclear fuel	1,542,055	1,566,904	1,598,430	1,546,167	1,377,962
Total property, plant and equipment	49,172,804	47,325,137	46,197,387	43,864,413	41,323,269
Less – accumulated depreciation and amortization	20,449,858	19,443,493	18,898,842	18,255,128	17,474,914
Property, plant and equipment – net	28,722,946	27,881,644	27,298,545	25,609,285	23,848,355
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	836,064	849,718	742,030	799,006	845,725
Other regulatory assets (includes securitization property of
$724,839 as of December 31, 2014, $822,218 as
of December 31, 2013, $914,751 as of December 31, 2012,
$1,009,103 as of December 31, 2011, and
$882,346 as of December 31, 2010)	4,968,553	3,893,363	5,025,912	4,636,871	3,838,237
Deferred fuel costs	238,102	172,202	172,202	172,202	172,202
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	48,351	62,011	37,748	19,003	54,523
Other	920,907	887,160	936,648	955,691	909,773
Total	7,389,149	6,241,626	7,291,712	6,959,945	6,197,632
TOTAL ASSETS	$ 46,527,854	$ 43,406,446	$ 43,202,502	$ 40,701,699	$ 38,685,276
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2014	2013	2012	2011	2010
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 899,375	$ 457,095	$ 718,516	$ 2,192,733	$ 299,548
Notes payable and commercial paper	598,407	1,046,887	796,002	108,331	154,135
Accounts payable	1,166,431	1,173,313	1,217,180	1,069,096	1,181,099
Customer deposits	412,166	370,997	359,078	351,741	335,058
Taxes accrued	128,108	191,093	333,719	278,235	—
Accumulated deferred income taxes	38,039	28,307	13,109	99,929	49,307
Interest accrued	206,010	180,997	184,664	183,512	217,685
Deferred fuel costs	91,602	57,631	96,439	255,839	166,409
Obligations under capital leases	2,508	2,323	3,880	3,631	3,388
Pension and other postretirement liabilities	57,994	67,419	95,900	44,031	39,862
System agreement cost equalization	—	—	25,848	80,090	52,160
Other	248,251	484,510	261,986	283,531	277,598
Total	3,848,891	4,060,572	4,106,321	4,950,699	2,776,249

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	9,133,161	8,724,635	8,311,756	8,096,452	8,573,646
Accumulated deferred investment tax credits	247,521	263,765	273,696	284,747	292,330
Obligations under capital leases	29,710	32,218	34,541	38,421	42,078
Other regulatory liabilities	1,383,609	1,295,955	898,614	728,193	539,026
Decommissioning and asset retirement cost liabilities	4,458,296	3,933,416	3,513,634	3,296,570	3,148,479
Accumulated provisions	418,128	115,139	362,226	385,512	395,250
Pension and other postretirement liabilities	3,638,295	2,320,704	3,725,886	3,133,657	2,175,364
Long-term debt (includes securitization bonds
of $784,862 as of December 31, 2014, $883,013 as of
December 31, 2013, $973,480 as of December 31, 2012,
$1,070,556 as of December 31, 2011, and
$931,131 as of December 31, 2010)	12,500,109	12,139,149	11,920,318	10,043,713	11,317,157
Other	557,649	583,667	577,910	501,954	618,559
Total	32,366,478	29,408,648	29,618,581	26,509,219	27,101,889

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	210,760	210,760	186,511	186,511	216,738

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 254,752,788 shares in 2014, 2013, 2012,
2011, and 2010	2,548	2,548	2,548	2,548	2,548
Paid-in capital	5,375,353	5,368,131	5,357,852	5,360,682	5,367,474
Retained earnings	10,169,657	9,825,053	9,704,591	9,446,960	8,689,401
Accumulated other comprehensive loss	(42,307)	(29,324)	(293,083)	(168,452)	(38,212)
Less – treasury stock, at cost (75,512,079 shares in 2014;
76,381,936 shares in 2013; 76,945,239 shares in 2012,
78,396,988 shares in 2011; and 76,006,920 shares in 2010)	5,497,526	5,533,942	5,574,819	5,680,468	5,524,811
Total common shareholders' equity	10,007,725	9,632,466	9,197,089	8,961,270	8,496,400
Subsidiaries' preferred stock without sinking fund	94,000	94,000	94,000	94,000	94,000
Total	10,101,725	9,726,466	9,291,089	9,055,270	8,590,400

TOTAL LIABILITIES AND EQUITY	$ 46,527,854	$ 43,406,446	$ 43,202,502	$ 40,701,699	$ 38,685,276
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2014 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE
In thousands, as of December 31, 2014.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 109,253	$ 17,768	$4,306	$ 131,327
Temporary cash investments	864,162	414,931	11,606	1,290,699
Total cash and cash equivalents	973,415	432,699	15,912	1,422,026
Notes receivable	—	521,183	(521,183)	—
Accounts receivable:
Customer	473,695	123,222	—	596,917
Allowance for doubtful accounts	(35,663)	—	—	(35,663)
Associated companies	28,475	1,806	(30,281)	—
Other	198,525	10,502	11,315	220,342
Accrued unbilled revenues	321,659	—	—	321,659
Total accounts receivable	986,691	135,530	(18,966)	1,103,255
Deferred fuel costs	155,140	—	—	155,140
Accumulated deferred income taxes	107,482	60,214	(139,913)	27,783
Fuel inventory – at average cost	193,710	11,724	—	205,434
Materials and supplies – at average cost	602,656	315,928	—	918,584
Deferred nuclear refueling outage costs	86,753	127,435	—	214,188
Prepayments and other	155,219	192,788	(4,784)	343,223
Total	3,261,066	1,797,501	(668,934)	4,389,633
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,390,786	36,122	(1,390,674)	36,234
Decommissioning trust funds	2,471,082	2,899,850	—	5,370,932
Non-utility property – at cost (less accumulated depreciation)	201,618	7,912	4,261	213,791
Other	396,102	9,067	—	405,169
Total	4,459,588	2,952,951	(1,386,413)	6,026,126
PROPERTY, PLANT AND EQUIPMENT:
Electric	39,845,364	5,032,653	3,402	44,881,419
Property under capital lease	945,784	—	—	945,784
Natural gas	377,565	—	—	377,565
Construction work in progress	970,629	455,063	289	1,425,981
Nuclear fuel	839,694	702,361	—	1,542,055
Total property, plant and equipment	42,979,036	6,190,077	3,691	49,172,804
Less – accumulated depreciation and amortization	19,007,189	1,442,465	204	20,449,858
Property, plant and equipment – net	23,971,847	4,747,612	3,487	28,722,946
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	836,064	—	—	836,064
Other regulatory assets (includes securitization property of
$724,839 as of December 31, 2014)	4,968,553	—	—	4,968,553
Deferred fuel costs	238,102	—	—	238,102
Goodwill	374,099	3,073	—	377,172
Accumulated deferred income taxes	9,804	36,722	1,825	48,351
Other	176,186	741,641	3,080	920,907
Total	6,602,808	781,436	4,905	7,389,149
TOTAL ASSETS	$ 38,295,309	$ 10,279,500	$ (2,046,955)	$ 46,527,854
Totals may not foot due to rounding.

FINANCIAL RESULTS

2014 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE
In thousands, as of December 31, 2014.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 327,790	$ 21,585	$ 550,000	$ 899,375
Notes payable and commercial paper:
Associated companies	—	238,196	(238,196)	—
Other	114,417	—	483,990	598,407
Accounts payable:
Associated companies	19,617	19,706	(39,323)	—
Other	889,763	276,336	332	1,166,431
Customer deposits	412,166	—	—	412,166
Taxes accrued	88,681	19,540	19,887	128,108
Accumulated deferred income taxes	20,653	—	17,386	38,039
Interest accrued	181,359	101	24,550	206,010
Deferred fuel costs	91,602	—	—	91,602
Obligations under capital leases	2,508	—	—	2,508
Pension and other postretirement liabilities	47,269	10,725	—	57,994
Other	148,473	97,439	2,339	248,251
Total	2,344,298	683,628	820,965	3,848,891

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	7,780,487	1,264,524	88,150	9,133,161
Accumulated deferred investment tax credits	247,521	—	—	247,521
Obligations under capital leases	29,710	—	—	29,710
Other regulatory liabilities	1,383,609	—	—	1,383,609
Decommissioning and asset retirement cost liabilities	2,540,529	1,917,767	—	4,458,296
Accumulated provisions	413,842	4,286	—	418,128
Pension and other postretirement liabilities	2,767,800	870,495	—	3,638,295
Long-term debt (includes securitization bonds
of $784,862 as of December 31, 2014)	10,797,389	58,053	1,644,667	12,500,109
Other	803,136	338,973	(584,460)	557,649
Total	26,764,023	4,454,098	1,148,357	32,366,478

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	186,511	24,249	—	210,760

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 254,752,788 shares in 2014	2,161,268	201,104	(2,359,824)	2,548
Paid-in capital	2,458,397	1,676,973	1,239,983	5,375,353
Retained earnings	4,572,383	3,116,184	2,481,090	10,169,657
Accumulated other comprehensive income (loss)	(165,571)	123,264	—	(42,307)
Less – treasury stock, at cost (75,512,079 shares in 2014)	120,000	—	5,377,526	5,497,526
Total common shareholders' equity	8,906,477	5,117,525	(4,016,277)	10,007,725
Subsidiaries' preferred stock without sinking fund	94,000	—	—	94,000
Total	9,000,477	5,117,525	(4,016,277)	10,101,725

TOTAL LIABILITIES AND EQUITY	$ 38,295,309	$ 10,279,500	$ (2,046,955)	$ 46,527,854
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2014	2013	2012	2011	2010
OPERATING ACTIVITIES:
Consolidated net income	$ 960,257	$ 730,572	$ 868,363	$ 1,367,372	$ 1,270,305
Adjustments to reconcile consolidated net income
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,127,892	2,012,076	1,771,649	1,745,455	1,705,331
Deferred income taxes, investment tax credits, and non-current taxes accrued	596,935	311,789	(26,479)	(280,029)	718,987
Asset write-offs, impairments, and related charges	123,527	341,537	355,524	—	—
Gain on sale of business	—	(43,569)	—	—	(44,173)
Changes in working capital:
Receivables	98,493	(180,648)	(14,202)	28,091	(99,640)
Fuel inventory	3,524	4,873	(11,604)	5,393	(10,665)
Accounts payable	(12,996)	94,436	(6,779)	(131,970)	216,635
Prepaid taxes and taxes accrued	(62,985)	(142,626)	55,484	580,042	(116,988)
Interest accrued	25,013	(3,667)	1,152	(34,172)	17,651
Deferred fuel costs	(70,691)	(4,824)	(99,987)	(55,686)	8,909
Other working capital accounts	112,390	(66,330)	(151,989)	41,875	(160,326)
Changes in provisions for estimated losses	301,871	(248,205)	(24,808)	(11,086)	265,284
Changes in other regulatory assets	(1,061,537)	1,105,622	(398,428)	(673,244)	339,408
Changes in other regulatory liabilities	87,654	397,341	170,421	189,167	—
Changes in pensions and other postretirement liabilities	1,308,166	(1,433,663)	644,099	962,461	(80,844)
Other	(647,952)	314,505	(192,131)	(604,852)	(103,793)
Net cash flow provided by operating activities	3,889,561	3,189,219	2,940,285	3,128,817	3,926,081
INVESTING ACTIVITIES:
Construction/capital expenditures	(2,119,191)	(2,287,593)	(2,674,650)	(2,040,027)	(1,974,286)
Allowance for equity funds used during construction	68,375	69,689	96,131	86,252	59,381
Nuclear fuel purchases	(537,548)	(517,825)	(557,960)	(641,493)	(407,711)
Payment for purchase of plant	—	(17,300)	(456,356)	(646,137)	—
Proceeds from sale of assets and businesses	10,100	147,922	—	6,531	228,171
Insurance proceeds received for property damages	40,670	—	—	—	7,894
Changes in securitization account	1,511	155	4,265	(7,260)	(29,945)
NYPA value sharing payment	(72,000)	(71,736)	(72,000)	(72,000)	(72,000)
Payments to storm reserve escrow account	(276,057)	(7,716)	(8,957)	(6,425)	(296,614)
Receipts from storm reserve escrow account	—	260,279	27,884	—	9,925
Decrease (increase) in other investments	46,983	(82,955)	15,175	(11,623)	24,956
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	—	21,034	109,105	—	—
Proceeds from nuclear decommissioning trust fund sales	1,872,115	2,031,552	2,074,055	1,360,346	2,606,383
Investment in nuclear decommissioning trust funds	(1,989,446)	(2,147,099)	(2,196,489)	(1,475,017)	(2,730,377)
Net cash flow used in investing activities	(2,954,488)	(2,601,593)	(3,639,797)	(3,446,853)	(2,574,223)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,100,069	3,746,016	3,478,361	2,990,881	3,870,694
Preferred stock of subsidiary	—	24,249	—	—	—
Mandatorily redeemable preferred membership units of subsidiary	—	—	51,000	—	—
Common stock and treasury stock	194,866	24,527	62,886	46,185	51,163
Retirement of long-term debt	(2,323,313)	(3,814,666)	(3,130,233)	(2,437,372)	(4,178,127)
Repurchase of common stock	(183,271)	—	—	(234,632)	(878,576)
Redemption of subsidiary common and preferred stock	—	—	—	(30,308)	—
Changes in credit borrowings and commercial paper – net	(448,475)	250,889	687,675	(6,501)	(8,512)
Other	23,579	—	—	—	—
Dividends paid:
Common stock	(596,117)	(593,037)	(589,209)	(589,605)	(603,854)
Preferred stock	(19,511)	(18,802)	(22,329)	(20,933)	(20,063)
Net cash flow provided by (used in) financing activities	(252,173)	(380,824)	538,151	(282,285)	(1,767,275)

Effect of exchange rates on cash and cash equivalents	—	(245)	(508)	287	338
Net increase (decrease) in cash and cash equivalents	682,900	206,557	(161,869)	(600,034)	(415,079)
Cash and cash equivalents at beginning of period	739,126	532,569	694,438	1,294,472	1,709,551
Cash and cash equivalents at end of period	$ 1,422,026	$ 739,126	$ 532,569	$ 694,438	$ 1,294,472

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2,014	2,013	2,012	2,011	2,010
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	611,376	570,212	546,125	532,271	534,004
Income taxes	77,799	127,735	49,214	(2,042)	32,144

CASH FLOW INFORMATION BY BUSINESS
		ENTERGY
		WHOLESALE	PARENT &
For the years ended December 31, 2014, 2013, 2012, 2011 and 2010.	UTILITY	COMMODITIES	OTHER	CONSOLIDATED
($ thousands)
2014
Net cash flow provided by operating activities	3,318,660	1,034,278	(463,377)	3,889,561
Net cash flow provided by (used in) investing activities	(2,635,690)	(612,227)	293,429	(2,954,488)
Net cash flow provided by (used in) financing activities	(260,772)	(165,840)	174,440	(252,173)

2013
Net cash flow provided by operating activities	2,208,089	730,011	251,118	3,189,219
Net cash flow provided by (used in) investing activities	(1,989,855)	(611,689)	(51)	(2,601,593)
Net cash flow provided by (used in) financing activities	(47,150)	(82,542)	(251,132)	(380,824)

2012
Net cash flow provided by (used in) operating activities	2,354,454	675,779	(89,948)	2,940,285
Net cash flow provided by (used in) investing activities	(3,070,785)	(563,996)	(5,016)	(3,639,797)
Net cash flow provided by (used in) financing activities	736,832	(292,860)	94,179	538,151

2011
Net cash flow provided by operating activities	2,099,569	756,499	272,749	3,128,817
Net cash flow provided by (used in) investing activities	(2,346,218)	(1,262,664)	162,029	(3,446,853)
Net cash flow provided by (used in) financing activities	(215,304)	374,484	(441,465)	(282,285)

2010
Net cash flow provided by operating activities	2,941,596	629,787	354,698	3,926,081
Net cash flow provided by (used in) investing activities	(2,500,139)	(399,439)	325,355	(2,574,223)
Net cash flow provided by (used in) financing activities	(859,141)	(230,203)	(677,930)	(1,767,275)
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

($ thousands)		Common Shareholders’ Equity
	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2009	94,000	2,548	(4,727,167)	5,370,042	8,043,122	(75,185)	8,707,360

Consolidated net income (a)	20,063	—	—	—	1,250,242	—	1,270,305
Other comprehensive income	—	—	—	—	—	36,973	36,973
Common stock repurchases	—	—	(878,576)	—	—	—	(878,576)
Common stock issuances related to stock plans	—	—	80,932	(2,568)	—	—	78,364
Common stock dividends declared	—	—	—	—	(603,963)	—	(603,963)
Preferred dividend requirements of subsidiaries (a)	(20,063)	—	—	—	—	—	(20,063)

Balance at December 31, 2010	94,000	2,548	(5,524,811)	5,367,474	8,689,401	(38,212)	8,590,400

Consolidated net income (a)	20,933	—	—	—	1,346,439	—	1,367,372
Other comprehensive loss	—	—	—	—	—	(130,240)	(130,240)
Common stock repurchases	—	—	(234,632)	—	—	—	(234,632)
Common stock issuances related to stock plans	—	—	78,975	(6,792)	—	—	72,183
Common stock dividends declared	—	—	—	—	(588,880)	—	(588,880)
Preferred dividend requirements of subsidiaries (a)	(20,933)	—	—	—	—	—	(20,933)

Balance at December 31, 2011	94,000	2,548	(5,680,468)	5,360,682	9,446,960	(168,452)	9,055,270

Consolidated net income (a)	21,690	—	—	—	846,673	—	868,363
Other comprehensive loss	—	—	—	—	—	(124,631)	(124,631)
Common stock issuances related to stock plans	—	—	105,649	(2,830)	—	—	102,819
Common stock dividends declared	—	—	—	—	(589,042)	—	(589,042)
Preferred dividend requirements of subsidiaries (a)	(21,690)	—	—	—	—	—	(21,690)

Balance at December 31, 2012	94,000	2,548	(5,574,819)	5,357,852	9,704,591	(293,083)	9,291,089

Consolidated net income (a)	18,670	—	—	—	711,902	—	730,572
Other comprehensive income	—	—	—	—	—	263,759	263,759
Common stock issuances related to stock plans	—	—	40,877	10,279	—	—	51,156
Common stock dividends declared	—	—	—	—	(591,440)	—	(591,440)
Preferred dividend requirements of subsidiaries (a)	(18,670)	—	—	—	—	—	(18,670)

Balance at December 31, 2013	94,000	2,548	(5,533,942)	5,368,131	9,825,053	(29,324)	9,726,466

Consolidated net income (a)	19,536	—	—	—	940,721	—	960,257
Other comprehensive income	—	—	—	—	—	(12,983)	(12,983)
Common stock repurchases	—	—	(183,271)	—	—	—	(183,271)
Common stock issuances related to stock plans	—	—	219,687	7,222	—	—	226,909
Common stock dividends declared	—	—	—	—	(596,117)	—	(596,117)
Preferred dividend requirements of subsidiaries (a)	(19,536)	—	—	—	—	—	(19,536)

Balance at December 31, 2014	94,000	2,548	(5,497,526)	5,375,353	10,169,657	(42,307)	10,101,725

Certain prior year data has been reclassified to conform with current year presentation.
(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2014, 2013, 2012, 2011, and 2010 include $12.9 million, $12.0 million, $15.0 million, $13.3 million, and $13.3 million respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited)

In thousands, for the years ended December 31,	2014	2013	2012	2011	2010
NET INCOME	$960,257	$730,572	$868,363	$1,367,372	$1,270,305
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of $96,141, ($87,940), ($55,750), $34,411, and ($7,088)
for 2014 to 2010, respectively)	179,895	(161,682)	(97,591)	71,239	(11,685)
Pension and other postretirement liabilities
(net of tax expense (benefit) of ($152,763), $220,899, ($61,223), ($131,198), and ($14,387)
for 2014 to 2010, respectively)	(281,566)	302,489	(91,157)	(223,090)	(8,527)
Net unrealized investment gains
(net of tax expense of $66,594, $118,878, $61,104, $19,368, and $51,130
for 2014 to 2010, respectively)	89,439	122,709	63,609	21,254	57,523
Foreign currency translation
(net of tax expense (benefit) of ($404), $131, $275, $192, and ($182)
for 2014 to 2010, respectively)	(751)	243	508	357	(338)
Other comprehensive income (loss)	(12,983)	263,759	(124,631)	(130,240)	36,973
COMPREHENSIVE INCOME	947,274	994,331	743,732	1,237,132	1,307,278
Preferred dividend requirements of subsidiaries	19,536	18,670	21,690	20,933	20,063
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$927,738	$975,661	$722,042	$1,216,199	$1,287,215
Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2014	2013	2012	2011	2010
Utility
Maintenance	1,004	1,008	868	925	798
Other	824	1,019	1,973	1,121	777
Entergy Wholesale Commodities	363	349	362	712	471
Parent & Other	—	—	(1)	—	—
Total Historical Capital Expenditures	2,191	2,376	3,203	2,758	2,046

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR
			MATURITY	FIRST CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2014	2013	2012
						(in millions)
	$3.5B Bank Credit Facility	1.93%	03/19 (b)			$ 695	$ 255	$ 795
	Commercial Paper (a)	0.88%				484	1,045	665
29364GAE3	3.625% Notes	3.625%	09/15	Now	MW (T+.35%)	550	550	550
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW (T+.40%)	450	450	450
29364GAG8	4.70% Notes	4.7%	01/17	Now	MW (T+.50%)	500	500	500
	Total					$ 2,679	$ 2,800	$ 2,960
(a) Entergy Corporation has a commercial paper program with a program limit of up to $1.5 billion.

SECURITIES RATINGS (OUTLOOK)
CORPORATE CREDIT
As of June 2015	MOODY’S	S&P
Entergy Corporation	Baa3 (stable)	BBB (positive)

						CALL PRICE PER SHARE
						AS OF
PREFERRED MEMBER INTERESTS:			AS OF DECEMBER 31,			DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2014	2013	2012	2014
			(in millions)
	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$ 545	$ 545	$ 545	$100.00
	(5,449,862 shares in 2014, 2013, and 2012) (a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	262	262	262	$100.00
	(2,624,297 shares in 2014, 2013, and 2012) (a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	227	—	—
	(2,272,726 shares in 2014, 0 shares in 2013 and 2012) (a)
	Held by Entergy Gulf States:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	139	139	139	$100.00
	(1,393,918 shares in 2014, 2013, and 2012) (a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	150	150	150	$100.00
	(1,502,643 shares in 2014, 2013, and 2012) (a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	66	—	—	$100.00
	(662,427 shares in 2014, 0 shares in 2013 and 2012) (a)
	Preferred member interests		$ 1,390	$ 1,097	$ 1,097
OTHER NON-CURRENT LIABILITIES:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$ 50	$ 50	$ 50	$100.00
	(500,000 shares in 2014, 2013, and 2012) (a)(b)
	Other non-current liabilities		$ 50	$ 50	$ 50
	Total		$ 1,440	$ 1,147	$ 1,147
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.

(b) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC. to a non-affiliated third party. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2014					2013					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	201.1	207.8	310.9	109.3	829.1	123.5	196.2	348.0	161.2	828.9	—
As reported non-fuel O&M ($ millions)	526.2	584.5	617.1	666.7	2,394.6	549.8	616.8	601.4	620.8	2,388.9	0.2
Return on Average Invested Capital –
As-Reported (%)(a)	6.3	6.3	6.1	5.8	5.8	7.2	6.5	6.7	5.9	5.9	(1.7)
Return on Average Common Equity –
As-Reported (%)(a)	10.6	10.5	9.9	9.3	9.3	12.6	10.9	11.2	9.6	9.6	(3.1)
Debt to Capital Ratio (%)	54.5	54.2	54.0	55.1	55.1	55.1	55.9	54.9	54.0	54.0	2.0
NON-GAAP MEASURES
Operational Earnings ($ millions)	203.4	211.3	311.2	110.8	836.7	129.8	211.1	363.3	153.7	857.8	(2.5)
Operational non-fuel O&M ($ millions)	522.3	579.0	616.4	664.3	2,382.0	543.2	599.7	582.6	599.4	2,324.9	2.5
Return on Average Invested Capital –
Operational (%)(a)	6.5	6.4	6.1	5.8	5.8	7.4	6.7	6.9	6.1	6.1	(4.9)
Return on Average Common Equity –
Operational (%)(a)	10.8	10.7	9.9	9.4	9.4	13.1	11.5	11.8	10.0	10.0	(6.0)
Debt to Capital Ratio, excluding securitization debt (%)	52.5	52.2	52.1	53.3	53.3	52.7	53.7	52.7	51.9	51.9	2.7
Net Debt to Net Capital Ratio, excluding securitization debt (%)	51.0	51.4	50.9	50.9	50.9	52.4	53.3	52.1	50.5	50.5	0.8
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2014	2013	2012	2011	2010
GAAP MEASURES
As-Reported Net Income ($ millions)	829.1	828.9	943.0	1,106.5	812.4
As reported Non-Fuel O&M ($ millions)	2,394.6	2,388.9	2,190.4	2,055.6	2,057.1
Return on Average Invested Capital – As-Reported (%)	5.8	5.9	6.9	8.3	6.9
Return on Average Common Equity – As-Reported (%)	9.3	9.6	11.8	14.8	11.4
Debt to Capital Ratio (%)	55.1	54.0	54.9	54.0	54.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	836.7	857.8	980.1	1,106.5	812.4
Operational Non-Fuel O&M ($ millions)	2,382.0	2,324.9	2,152.2	2,055.6	2,057.1
Return on Average Invested Capital – Operational (%)	5.8	6.1	7.1	8.3	6.9
Return on Average Common Equity – Operational (%)	9.4	10.0	12.3	14.8	11.4
Debt to Capital Ratio, excluding securitization debt (%)	53.3	51.9	52.4	50.9	51.6
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.9	50.5	51.4	49.8	48.9

UTILITY SECURITIES RATINGS (OUTLOOK)
	MORTGAGE BONDS		PREFERRED STOCK
As of June 2015	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A3 (positive)	A- (positive)	Ba1	BB+
Entergy Gulf States Louisiana, L.L.C.	A2 (stable)	A- (positive)	Baa3	BB+
Entergy Louisiana, LLC	A2 (stable)	A- (positive)	Baa3	BB+
Entergy Mississippi, Inc.	A3 (stable)	A- (positive)	Ba1	BB+
Entergy New Orleans, Inc.	Baa3 (positive)	A- (positive)	B1	BB+
Entergy Texas, Inc.	Baa1 (stable)	A- (positive)	n/a	n/a
System Energy Resources, Inc.	Baa1 (stable)	A- (positive)	n/a	n/a

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2014	2013	2012	2011	2010
Entergy Arkansas	535	489	615	383	291
Entergy Gulf States Louisiana	273	267	284	219	237
Entergy Louisiana	485	711	787	734	428
Entergy Mississippi	180	168	378	166	224
Entergy New Orleans	62	89	86	57	80
Entergy Texas	196	182	181	173	163
System Energy Resources	64	52	450	235	56
Other(b)	33	69	60	79	96
Total	1,828	2,027	2,841	2,046	1,575
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

UTILITY FINANCIAL RESULTS

2014 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

								OTHER/
In thousands, for the year ending December 31, 2014.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,172,391	$2,079,236	$2,825,881	$1,524,193	$579,981	$1,851,982	$664,364	$(2,106,000)	$9,592,028
Natural gas	—	71,690	—	—	110,104	—	—	—	181,794
Total	2,172,391	2,150,926	2,825,881	1,524,193	690,085	1,851,982	664,364	(2,106,000)	9,773,822
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	327,695	350,765	679,028	325,643	169,605	282,809	84,658	(566)	2,219,637
Purchased power	528,815	849,165	895,242	493,533	259,680	881,438	—	(2,074,606)	1,833,267
Nuclear refueling outage expenses	43,258	21,443	30,347	—	—	—	23,309	1	118,358
Other operation and maintenance	647,461	392,398	514,910	256,339	120,610	232,955	156,502	(44,912)	2,276,263
Asset write-offs, impairments, and related charges	—	—	—	56,225	—	—	—	16,000	72,225
Decommissioning	46,972	16,844	24,649	—	—	—	41,835	810	131,110
Taxes other than income taxes	91,470	84,178	75,416	87,936	48,142	70,439	25,160	(10,012)	472,729
Depreciation and amortization	236,770	155,383	252,690	113,903	38,884	99,609	142,583	(810)	1,039,012
Other regulatory charges (credits) – net	(20,054)	(12,640)	(30,844)	3,854	694	76,017	(30,799)	—	(13,772)
Total	1,902,387	1,857,536	2,441,438	1,337,433	637,615	1,643,267	443,248	(2,114,095)	8,148,829
OPERATING INCOME	270,004	293,390	384,443	186,760	52,470	208,715	221,116	8,095	1,624,993
OTHER INCOME:
Allowance for equity funds used during construction	7,238	7,433	38,807	2,380	915	2,959	5,069	1	64,802
Interest and investment income	23,075	40,448	94,437	1,055	79	1,106	11,037	(20)	171,217
Miscellaneous – net	(5,144)	(7,608)	8,458	(3,905)	430	(2,345)	(529)	4	(10,639)
Total	25,169	40,273	141,702	(470)	1,424	1,720	15,577	(15)	225,380
INTEREST EXPENSE:
Interest expense	93,921	86,705	166,750	57,002	13,310	88,049	58,384	1,184	565,305
Allowance for borrowed funds used during construction	(3,769)	(4,315)	(20,406)	(1,243)	(447)	(2,062)	(1,335)	1	(33,576)
Total	90,152	82,390	146,344	55,759	12,863	85,987	57,049	1,185	531,729
INCOME BEFORE INCOME TAXES	205,021	251,273	379,801	130,531	41,031	124,448	179,644	6,895	1,318,644
Income taxes	83,629	88,782	96,270	55,710	12,324	49,644	83,310	2,479	472,148
CONSOLIDATED NET INCOME	121,392	162,491	283,531	74,821	28,707	74,804	96,334	4,416	846,496
Preferred dividend requirements and other	6,873	827	6,969	2,828	965	—	—	(1,114)	17,348
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$114,519	$161,664	$276,562	$71,993	$27,742	$74,804	$96,334	$5,530	$829,148
(a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2014 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2014.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$10,526	$53,394	$431	$1,223	$1,006	$1,733	$789	$40,151	$109,253
Temporary cash investments	207,979	109,569	157,122	60,410	41,383	28,708	222,390	36,601	864,162
Total cash and cash equivalents	218,505	162,963	157,553	61,633	42,389	30,441	223,179	76,752	973,415
Securitization recovery trust account	4,096	—	—	—	—	37,219	—	(41,315)	—
Accounts receivable:
Customer	97,314	67,006	124,125	78,593	35,663	70,993	—	1	473,695
Allowance for doubtful accounts	(32,247)	(625)	(984)	(873)	(262)	(672)	—	—	(35,663)
Associated companies	32,187	86,966	48,474	21,233	11,693	57,004	60,907	(289,989)	28,475
Other	110,269	18,379	9,150	42,009	3,223	10,985	5,717	(1,207)	198,525
Accrued unbilled revenues	80,704	54,079	88,673	43,374	16,465	38,363	—	1	321,659
Total account receivable	288,227	225,805	269,438	184,336	66,782	176,673	66,624	(291,194)	986,691
Deferred fuel costs	143,279	—	—	—	—	11,861	—	—	155,140
Accumulated deferred income taxes	21,533	—	74,558	5,198	8,562	669	—	(3,038)	107,482
Fuel inventory – at average cost	50,898	16,207	30,951	42,736	3,016	49,902	—	—	193,710
Materials and supplies – at average cost	162,792	121,237	154,295	37,741	12,650	33,892	80,049	—	602,656
Deferred nuclear refueling outage costs	29,690	7,416	23,067	—	—	—	26,580	—	86,753
Prepayments and other	9,588	45,122	24,962	7,315	6,887	29,211	2,312	29,822	155,219
Total	928,608	578,750	734,824	338,959	140,286	369,868	398,744	(228,973)	3,261,066
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	355,906	1,034,696	—	—	655	—	(471)	1,390,786
Decommissioning trust funds	769,883	637,744	383,615	—	—	—	679,840	—	2,471,082
Non-utility property – at cost (less accumulated depreciation)	—	193,407	214	4,642	1,016	376	—	1,963	201,618
Storm reserve escrow account	—	90,061	200,053	—	18,038	—	—	(308,152)	—
Escrow accounts	—	—	—	41,752	—	—	—	(41,752)	—
Other	14,170	14,887	—	—	—	19,085	—	347,960	396,102
Total	784,053	1,292,005	1,618,578	46,394	19,054	20,116	679,840	(452)	4,459,588
PROPERTY, PLANT AND EQUIPMENT
Electric	9,139,181	7,600,730	9,627,495	3,999,918	936,862	3,761,847	4,244,902	534,429	39,845,364
Property under capital lease	961	—	334,716	4,185	—	—	573,784	32,138	945,784
Natural gas	—	148,586	—	—	228,979	—	—	—	377,565
Construction work in progress	284,322	127,436	241,923	67,514	18,866	125,425	50,382	54,761	970,629
Nuclear fuel	293,695	131,901	162,721	—	—	—	251,376	1	839,694
Total property, plant and equipment	9,718,159	8,008,653	10,366,855	4,071,617	1,184,707	3,887,272	5,120,444	621,329	42,979,036
Less – accumulated depreciation and amortization	4,191,959	4,176,242	3,942,916	1,516,540	594,945	1,454,701	2,819,688	310,198	19,007,189
Property, plant and equipment – net	5,526,200	3,832,411	6,423,939	2,555,077	589,762	2,432,571	2,300,756	311,131	23,971,847
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	64,214	161,714	324,555	49,306	—	123,407	105,882	6,986	836,064

Other regulatory assets (includes securitization property
of $724,839 as of December 31, 2014)	1,391,276	426,381	914,229	364,747	175,596	922,087	335,613	438,624	4,968,553
Deferred fuel costs	65,900	100,124	67,998	—	4,080	—	—	—	238,102
Long-term receivables - associated companies	—	—	—	—	—	26,156	—	(26,156)	—
Goodwill	—	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	—	9,804	9,804
Other	47,674	12,438	45,182	19,121	5,345	13,880	9,251	23,295	176,186
Total	1,569,064	700,657	1,351,964	433,174	185,021	1,085,530	450,746	826,652	6,602,808
TOTAL ASSETS	$8,807,925	$6,403,823	$10,129,305	$3,373,604	$934,123	$3,908,085	$3,830,086	$908,358	$38,295,309
(a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2014 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2014.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$31,955	$19,525	$—	$—	$200,000	$76,310	$—	$327,790
Notes payable and commercial paper:
Other	47,968	—	46,033	—	—	—	20,404	12	114,417
Accounts payable:
Associated companies	56,078	102,933	74,692	49,832	33,170	91,481	6,252	(394,821)	19,617
Other	174,998	108,874	164,329	63,300	22,435	87,910	33,096	234,821	889,763
Customer deposits	115,647	56,749	93,010	77,753	24,681	44,308	—	18	412,166
Taxes accrued	24,240	—	860	53,565	—	1,849	23,267	(15,100)	88,681
Accumulated deferred income taxes	15,009	21,095	—	—	—	—	14,175	(29,626)	20,653
Interest accrued	20,250	27,075	44,372	23,172	3,538	29,757	33,196	(1)	181,359
Deferred fuel costs	—	10,580	50,432	2,194	28,397	—	—	(1)	91,602
Obligations under capital leases	—	—	—	—	—	—	—	2,508	2,508
Pension and other postretirement liabilities	—	—	—	—	—	—	—	47,269	47,269
Other	27,872	44,517	48,250	17,533	6,830	18,238	2,365	(17,132)	148,473
Total	482,062	403,778	541,503	287,349	119,051	473,543	209,065	(172,053)	2,344,298

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,997,983	1,601,032	1,406,507	800,374	199,241	1,046,618	808,171	(79,439)	7,780,487
Accumulated deferred investment tax credits	37,708	72,277	64,771	6,370	864	14,735	49,313	1,483	247,521
Obligations under capital leases	—	—	—	—	—	—	—	29,710	29,710
Regulatory liability for income taxes - net	—	—	—	—	20,640	—	—	(20,640)	—
Other regulatory liabilities	254,036	176,305	546,084	—	—	5,125	371,110	30,949	1,383,609
Decommissioning and asset retirement cost liabilities	818,351	446,619	503,734	6,786	2,511	4,610	757,918	—	2,540,529
Accumulated provisions	5,689	106,985	212,243	50,142	25,877	12,218	—	688	413,842
Pension and other postretirement liabilities	571,870	401,144	530,844	135,156	62,440	111,011	129,152	826,183	2,767,800
Long-term debt (includes securitization bonds
of $784,862 as of December 31, 2014)	2,671,343	1,590,862	3,337,054	1,058,838	225,866	1,278,931	634,496	(1)	10,797,389
Long-term payables - associated companies	—	26,156	—	—	—	—	—	(26,156)	—
Gas system rebuild insurance proceeds	—	—	—	—	23,218	—	—	(23,218)	—
Other	28,296	148,102	70,141	16,038	6,610	69,463	350	464,136	803,136
Total	6,385,276	4,569,482	6,671,378	2,073,704	567,267	2,542,711	2,750,510	1,203,695	26,764,023
Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	116,350	—	—	50,381	19,780	—	—	—	186,511

EQUITY:
Common stock or members’ equity	470	1,473,910	2,842,300	199,326	33,744	49,452	789,350	(3,227,284)	2,161,268
Paid-in capital/capital stock expense and other	588,471	—	—	(690)	36,294	481,994	—	1,352,328	2,458,397

Retained earnings	1,235,296	—	—	763,534	157,987	360,385	81,161	1,974,020	4,572,383
Accumulated other comprehensive income (loss)	—	(53,347)	(25,876)	—	—	—	—	(86,348)	(165,571)
Less – treasury stock, at cost	—	—	—	—	—	—	—	120,000	120,000
Total	1,824,237	1,420,563	2,816,424	962,170	228,025	891,831	870,511	(107,284)	8,906,477
Preferred membership interests without sinking fund	—	10,000	100,000	—	—	—	—	(16,000)	94,000
Total	1,824,237	1,430,563	2,916,424	962,170	228,025	891,831	870,511	(123,284)	9,000,477

TOTAL LIABILITIES AND EQUITY	$8,807,925	$6,403,823	$10,129,305	$3,373,604	$934,123	$3,908,085	$3,830,086	$908,358	$38,295,309
(a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2014	2013	2012	2011	2010
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	114.5	155.1	145.5	158.0	165.7
Less Special Items ($ millions)	(1.4)	(2.8)	(13.0)	—	—
Operational Earnings ($ millions)	115.9	157.9	158.5	158.0	165.7
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	6.5	9.4	9.6	11.1	11.8
Return on Average Invested Capital – As-Reported (%)	4.1	5.3	5.5	6.2	6.7
Cash Flow Interest Coverage (# times)	5.5	5.6	7.3	7.9	6.7
Debt to Capital Ratio (%)	58.4	56.7	56.0	55.0	55.9
Total Debt ($ millions)	2,720	2,407	2,162	1,911	1,928
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,824	1,720	1,580	1,444	1,404
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	6.5	9.6	10.5	11.1	11.8
Return on Average Invested Capital – Operational (%)	4.1	5.5	6.0	6.4	6.8
Total Debt, excluding securitization debt ($ millions)	2,644	2,318	2,060	1,797	1,804
Debt to Capital Ratio, excluding securitization debt (%)	57.7	55.8	54.8	53.5	54.3
Net Debt to Net Capital Ratio, excluding securitization debt (%)	55.6	54.4	54.4	53.2	52.8

ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	161.7	160.8	158.2	200.8	173.5
Less Special Items ($ millions)	(1.2)	(5.2)	(4.6)	—	—
Operational Earnings ($ millions)	162.9	166.0	162.8	200.8	173.5
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	11.3	11.4	11.7	14.5	12.1
Return on Average Invested Capital – As-Reported (%)	7.1	7.1	7.2	8.5	7.5
Cash Flow Interest Coverage (# times)	8.2	6.5	5.3	7.0	8.4
Debt to Capital Ratio (%)	53.1	51.1	52.3	53.6	52.0
Total Debt ($ millions)	1,623	1,528	1,517	1,542	1,584
Total Preferred ($ millions)	10	10	10	10	10
Total Equity ($ millions)	1,421	1,451	1,373	1,324	1,454
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	11.3	11.8	12.1	14.5	12.1
Return on Average Invested Capital – Operational (%)	7.1	7.3	7.4	8.5	7.5
Total Debt ($ millions)	1,623	1,528	1,517	1,542	1,584
Debt to Capital Ratio (%)	53.1	51.1	52.3	53.6	52.0
Net Debt to Net Capital Ratio (%)	50.5	50.9	51.7	53.2	49.4
Certain years were restated to reflect a correction of regulatory asset for income taxes determined in first quarter 2012.

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	276.6	245.5	274.1	467.0	224.5
Less Special Items ($ millions)	(2.3)	(3.8)	(6.6)	—	—
Operational Earnings ($ millions)	278.9	249.3	280.7	467.0	224.5
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	9.7	8.4	10.1	20.7	11.7
Return on Average Invested Capital – As-Reported (%)	6.0	5.6	6.5	12.1	7.6
Cash Flow Interest Coverage (# times)	8.8	5.7	4.9	5.9	10.4
Debt to Capital Ratio (%)	53.8	52.0	48.4	47.2	46.1
Total Debt ($ millions)	3,403	3,222	2,881	2,297	1,830
Total Preferred ($ millions)	100	100	100	100	100
Total Equity ($ millions)	2,816	2,876	2,971	2,465	2,037
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	9.8	8.5	10.3	20.7	11.7
Return on Average Invested Capital – Operational (%)	6.2	5.8	6.9	12.4	7.6
Total Debt, excluding securitization debt ($ millions)	3,260	3,058	2,699	2,090	1,830
Debt to Capital Ratio, excluding securitization debt (%)	52.8	50.7	46.8	44.9	46.1
Net Debt to Net Capital Ratio, excluding securitization debt (%)	51.5	49.6	46.5	44.9	44.4

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2014	2013	2012	2011	2010
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	72.0	79.3	43.9	105.9	82.5
Less Special Items ($ millions)	(1.2)	(5.4)	(7.5)	—	—
Operational Earnings ($ millions)	73.2	84.7	51.4	105.9	82.5
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	7.5	8.7	5.1	13.5	11.6
Return on Average Invested Capital – As-Reported (%)	5.3	5.6	4.1	8.0	7.3
Cash Flow Interest Coverage (# times)	6.4	4.8	4.7	3.1	3.3
Debt to Capital Ratio (%)	51.2	51.4	55.9	51.2	51.7
Total Debt ($ millions)	1,063	1,059	1,178	931	839
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	962	952	880	836	733
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	7.7	9.3	6.0	13.5	11.6
Return on Average Invested Capital – Operational (%)	5.3	5.9	4.5	8.0	7.3
Net Debt to Net Capital Ratio (%)	49.7	51.4	54.7	51.2	51.7

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	27.7	10.7	16.1	35.0	30.1
Less Special Items ($ millions)	(0.4)	(2.9)	(0.9)	—	—
Operational Earnings ($ millions)	28.1	13.6	17.0	35.0	30.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	12.8	5.3	8.5	19.0	15.3
Return on Average Invested Capital – As-Reported (%)	7.9	4.6	6.1	11.5	8.9
Cash Flow Interest Coverage (# times)	7.3	7.5	5.7	5.1	4.9
Debt to Capital Ratio (%)	47.7	50.0	47.7	45.3	44.6
Total Debt ($ millions)	226	226	196	167	167
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	228	206	196	181	188
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	12.9	6.8	9.0	19.0	15.3
Return on Average Invested Capital – Operational (%)	8.0	5.2	6.3	11.5	8.9
Net Debt to Net Capital Ratio (%)	42.5	46.0	46.5	43.8	35.1

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	74.8	57.9	42.0	80.8	66.2
Less Special Items ($ millions)	(1.1)	(8.8)	(5.0)	—	—
Operational Net Income ($ millions)	75.9	66.7	46.6	80.8	66.2
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.4	6.6	4.8	9.4	7.9
Return on Average Invested Capital – As-Reported (%)	5.3	4.6	3.9	5.4	4.9
Cash Flow Interest Coverage (# times)	4.7	3.7	3.9	3.6	1.4
Debt to Capital Ratio (%)	62.4	63.7	65.4	65.1	66.8
Total Debt ($ millions)	1,479	1,557	1,618	1,677	1,659
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	892	887	854	899	824
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	8.5	7.7	5.3	9.4	7.9
Return on Average Invested Capital – Operational (%)	7.1	6.8	5.5	7.8	7.3
Total Debt, excluding securitization debt ($ millions)	913	928	928	927	852
Debt to Capital Ratio, excluding securitization debt (%)	50.6	51.1	52.2	50.8	50.8
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.7	49.8	50.4	48.9	49.8

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2014	2013	2012	2011	2010
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	96.3	113.7	111.9	64.2	82.6
Less Special Items ($ millions)	—	—	—	—	—
Operational Net Income ($ millions)	96.3	113.7	111.9	64.2	82.6
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.0	13.3	13.7	8.0	10.1
Return on Average Invested Capital – As-Reported (%)	8.1	8.3	8.4	5.6	6.8
Cash Flow Interest Coverage (# times)	8.0	8.3	11.7	11.4	5.9
Debt to Capital Ratio (%)	45.7	46.4	49.7	48.3	51.7
Total Debt ($ millions)	731	757	824	747	869
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	871	876	833	801	812
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.0	13.3	13.7	8.0	10.1
Return on Average Invested Capital – Operational (%)	8.1	8.3	8.4	5.6	6.8
Net Debt to Net Capital Ratio (%)	36.9	41.8	47.1	41.2	42.7

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2014	2013	2012
							(in millions)
29364DAN0	5.40% Series	M	5.4%	08/13			$—	$—	$300
472712ER5	4.6% Series – Jefferson County	G(a,d)	4.6%	2017			—	—	55
472712ES3	1.55% Series – Jefferson County	G(a,d)	1.55%	2017	Non-Call Life		55	55	—
29364DAH3	5.0% Series	M	5.0%	07/18	Now	100%	—	115	115
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	350	350	350
29364DAR1	3.05% Series	M	3.05%	06/23	Now	MW (T + .20%)	250	250	—
29364DAS9	3.7% Series	M	3.70%	06/24	Now	MW (T + .15%)	375	—	—
453424BP7	5.0% Series – Independence County	G(a,d)	5.00%	2021			—	—	45
453424BT9	2.38% Series – Independence County	G(a,d)	2.38%	2021	Non-Call Life		45	45	—
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	100%	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	60	60	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/15	100%	225	225	225
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	—	—
29364D761	4.90% Series	M	4.9%	12/52	12/1/17	100%	200	200	200
29364D753	4.75% Series	M	4.75%	06/63	6/1/18	100%	125	125	—
	Total bonds						2,210	1,700	1,625
OTHER LONG-TERM DEBT:
	9% Series H – Variable Interest Entity Note Payable		9.00%	06/13			—	—	30
	5.69% Series I – Variable Interest Entity Note Payable		5.69%	07/14			—	70	70
	3.23% Series J – Variable Interest Entity Note Payable		3.23%	07/16			55	55	55
	2.62% Series K – Variable Interest Entity Note Payable		2.62%	12/17			60	60	60
	3.65% Series L – Variable Interest Entity Note Payable		3.65%	07/21			90	—	—
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			76	89	102
	Long-Term United States Department of Energy Obligation(b)						181	181	181
	Term Loan		1.13%	01/15			—	250	—
	Unamortized Premium and Discount – Net						(3)	(1)	(1)
	Other						2	2	2
TOTAL LONG-TERM DEBT							2,671	2,406	2,124
Less Amount Due Within One Year							—	70	330
Long-Term Debt Excluding Amount Due Within One Year							$2,671	$2,336	$1,794
Fair Value of Long-Term Debt(c)							$2,518	$2,143	$1,876
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.2%	4.0%	4.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(c) The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(d) The bonds are secured by a series of collateral first mortgage bonds.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2014	2013	2012	2014	2013	2012	2014
	Without sinking fund:					(in millions)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75	75	25
	Total without sinking fund		3,413,500	3,413,500	3,413,500	$116	$116	$116
(a) Series is callable at par.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	PRICE	2014	2013	2012
							(in millions)
546398K23	2.875% Series – Louisiana Public Facilities Authority	G(a,c)	2.875%	2015	Non-Call Life		$32	$32	$32
29365PAN2	6.00% Series	M	6.0%	05/18	Now	MW (T + .40%)	375	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T +. 25%)	250	250	250
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300	300
29365PAR3	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	110	—	—
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(a,c)	5.0%	2028	9/1/15	100%	84	84	84
29364LAL6	6.2% Series	M	6.2%	07/33	Now	100%	240	240	240
29364LAT9	6.18% Series	M	6.18%	03/35	Now	100%	85	85	85
	Total bonds						1,476	1,366	1,366
OTHER LONG-TERM DEBT:
	5.56% Series N – Variable Interest Entity Note Payable		5.56%	05/13			—	—	75
	3.25% Series Q – Variable Interest Entity Note Payable		3.25%	07/17			75	75	75
	3.38% Series R – Variable Interest Entity Note Payable		3.38%	08/20			70	70	—
	Credit Facility – weighted average rate 1.38%		1.38%	06/16			—	15	—
	Unamortized Premium and Discount – Net						(1)	(2)	(2)
	Other						4	4	4
TOTAL LONG-TERM DEBT							1,623	1,527	1,517
Less Amount Due Within One Year							32	—	75
Long-Term Debt Excluding Amount Due Within One Year							$1,591	$1,527	$1,442
Fair Value of Long-Term Debt(b)							$1,743	$1,631	$1,669
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.1%	5.2%	5.3%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			SHARES/UNITS AUTHORIZED AND						CALL PRICE
			OUTSTANDING						PER SHARE/UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2014	2013	2012	2014	2013	2012	2014
	Without sinking fund:					(in millions)
	Cumulative, $100 liquidation value:
29365P201	8.25% Series(a)	8.25%	100,000	100,000	100,000	$10	$10	$10	—
	Authorized 6,000,000 shares, $100 par value, cumulative
	Total without sinking fund		100,000	100,000	100,000	$10	$10	$10	—
(a) Series is callable at par on and after December 15, 2015.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2014	2013	2012
							(in millions)
29364WAJ7	6.50% Series	M	6.5%	09/18	Now	MW (T + .40%)	$300	$300	$300
29364WAN8	4.8% Series	M	4.8%	05/21	Now	MW (T + .25%)	200	200	200
29364WAS7	4.05% Series	M	4.05%	09/23	Now	MW (T + .20%)	325	325	—
29364WAK4	5.40% Series	M	5.4%	11/24	Now	MW (T + .35%)	400	400	400
29364WAU2	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	190	—	—
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	250	250
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(a,c)	5.0%	2030	12/1/15	100%	115	115	115
29364WAB4	6.4% Series	M	6.4%	10/34	Now	100%	—	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	100%	—	100	100
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%	150	150	150
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%	150	150	150
29364WAT5	5.0% Series	M	5.0%	07/44	Now	MW (T + .25%)	170	—	—
29364WAV0	4.95% Series	M	4.95%	01/45	Now	MW (T + .30%)	250	—	—
29364WAP3	1.875% Series	M	1.875%	12/14	Now	MW (T + .25%)	—	250	250
29364W504	5.25% Series	M	5.25%	07/52	7/1/17	100%	200	200	200
29364W603	4.7% Series	M	4.7%	06/63	6/1/18	100%	100	100	—
29364WAR9	3.30% Series	M	3.3%	12/22	Now	MW (T + .25%)	200	200	200
	Total bonds						3,000	2,810	2,385
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				128	149	163
	5.69% Series E – Variable Interest Entity Note Payable		5.69%	07/14			—	50	50
	3.30% Series F – Variable Interest Entity Note Payable		3.30%	03/16			20	20	20
	3.25% Series G – Variable Interest Entity Note Payable		3.25%	07/17			25	25	25
	3.92% Series H – Variable Interest Entity Note Payable		3.92%	02/21			40	—	—
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	06/21			143	165	182
	Unamortized Premium and Discount – Net						(4)	(3)	(2)
	Other						4	4	4
TOTAL LONG-TERM DEBT							3,357	3,220	2,826
Less Amount Due Within One Year							20	320	14
Long-Term Debt Excluding Amount Due Within One Year							$3,337	$2,899	$2,812
Fair Value of Long-Term Debt(b)							$3,447	$3,149	$2,921
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.9%	4.8%	4.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $128 million at Entergy Louisiana, and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			UNITS AUTHORIZED AND						CALL PRICE
			OUTSTANDING						PER SHARE/UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2014	2013	2012	2014	2013	2012	2014
	Without sinking fund:					(in millions)
	Cumulative, $100 liquidation value:
293649307	6.95% Series	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	—
	Total without sinking fund		1,000,000	1,000,000	1,000,000	$100	$100	$100	—

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2014	2013	2012
							(in millions)
29364NAH1	5.15% Series	M	5.15%	02/13			$—	$—	$100
29364NAQ1	3.25% Series	M	3.25%	06/16	Now	MW (T + .25%)	125	125	125
29364NAK4	4.95% Series	M	4.95%	06/18			—	95	95
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	150	150
605277AF9	4.60% Series – Mississippi Business Finance Corp.	G(a,c)	4.60%	2022			—	—	16
453424BS1	4.90% Series – Independence County	G(a,c)	4.90%	2022	6/2/14	101%	30	30	30
29364N876	6.0% Series	M	6.00%	11/32	Now	100%	75	75	75
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100
29364N843	6.20% Series	M	6.20%	04/40	4/15/15	100%	80	80	80
29364N835	6.00% Series	M	6.00%	05/51	5/1/16	100%	150	150	150
29364NAR9	3.10% Series	M	3.10%	07/23	Now	MW (T + .25 bps)	250	250	250
29364NAS7	3.75% Series	M	3.75%	07/24	Now	MW (T + .15 bps)	100	—	—
	Total bonds						1,060	1,055	1,171
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(2)
TOTAL LONG-TERM DEBT							1,059	1,054	1,170
Less Amount Due Within One Year							—	—	100
Long-Term Debt Excluding Amount Due Within One Year							$1,059	$1,054	$1,070
Fair Value of Long-Term Debt(b)							$1,103	$1,067	$1,231
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.9%	5.0%	5.0%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2014	2013	2012	2014	2013	2012	2014
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6	$6	$103.86
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series	6.25%	1,200,000	1,200,000	1,200,000	30	30	30	$25
	Total without sinking fund		1,403,807	1,403,807	1,403,807	$50	$50	$50

ENTERGY NEW ORLEANS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2014	2013	2012
							(in millions)
29364PAH6	5.25% Series	M	5.25%	08/13			$—	$—	$70
29364PAM5	5.10% Series	M	5.1%	12/20	Now	MW (T + .35%)	25	25	25
29364PAN3	3.9% Series	M	3.9%	07/23	Now	MW (T + .30%)	100	100	—
29364PAK9	5.6% Series	M	5.6%	09/24	Now	100%	33	33	33
29364PAJ2	5.65% Series	M	5.65%	09/29	Now	100%	38	38	38
29364P509	5.0% Series	M	5.0%	12/52	12/1/17	100%	30	30	30
	Total bonds						226	226	196
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						—	—	—
TOTAL LONG-TERM DEBT							226	226	196
Less Amount Due Within One Year							—	—	70
Long-Term Debt Excluding Amount Due Within One Year							$226	$226	$126
Fair Value of Long-Term Debt(a)							$226	$218	$201
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							4.7%	4.7%	5.3%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2014	2013	2012	2014	2013	2012	2014
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	59,920	$8	$8	$8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	43,887	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	1,200,000	6	6	6	102.59
	Total without sinking fund		197,798	197,798	$1,403,807	$20	$20	$20

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2014	2013	2012
							(in millions)
29365TAB0	3.60% Series	M	3.6%	06/15	Now	MW (T +. 25%)	$200	$200	$200
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	500	500
29365TAC8	4.1% Series	M	4.1%	09/21	Now	MW (T + .35%)	75	75	75
29365T203	7.875% Series	M	7.875%	06/39	06/14	100%	—	150	150
29365T104	5.625% Series	M	5.625%	06/64	06/19	100%	135	—	—
	Total bonds						910	925	925
OTHER LONG-TERM DEBT:
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			74	97	119
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	06/22			114	114	114
29365KAA1	2.12% Series Senior Secured, Series A - Securitization Bond		2.12%	02/16			14	54	93
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	08/19			145	145	145
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219	219
	Unamortized Premium and Discount – Net						(2)	(2)	(3)
	Other						5	5	5
TOTAL LONG-TERM DEBT							1,479	1,557	1,618
Less Amount Due Within One Year							200	—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,279	$1,557	$1,618
Fair Value of Long-Term Debt(a)							$1,629	$1,727	$1,886
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.4%	5.5%	5.5%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2014	2013	2012
							(in millions)
605277AB8	5.875% Series – Mississippi Business Finance Corp.	G(a)	5.875%	2022	Now	100%	216	216	216
871911AS2	4.10% Series	M	4.1%	04/23	Now	MW (T + 0.40%)	250	250	250
	Total bonds						466	466	466
OTHER LONG-TERM DEBT:
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				51	97	139
	6.29% Series F – Variable Interest Entity Note Payable		6.29%	09/13			—	—	70
	5.33% Series G – Variable Interest Entity Note Payable		5.33%	04/15			60	60	60
	4.02% Series H – Variable Interest Entity Note Payable		4.02%	02/17			50	50	50
	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			85	85	—
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
	Other						—	—	—
TOTAL LONG-TERM DEBT							711	757	784
Less Amount Due Within One Year							76	49	112
Long-Term Debt Excluding Amount Due Within One Year							$634	$709	$672
Fair Value of Long-Term Debt(b)							$677	$665	$665
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.8%	4.8%	5.2%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $51 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2014 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
				OWNED &
	OPERATED			LEASED	OPERATED
As of December 31, 2014.	PLANTS	UNITS		(MW)(a)	(MW)
Plants that use fuel type:
Gas/Oil	25	59		14,833	15,156
Coal	3	5		2,244	3,855
Petroleum Coke	1	2		0	206
Total Fossil	29	66		17,077	19,217
Hydro	3	7		74	154
Nuclear	4	5		5,225	5,366
Total Capability	36	78		22,376	24,737
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA
	2014	2013	2012	2011	2010
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	34,158	30,364	31,011	30,042	26,637
Coal	13,970	13,567	13,320	14,915	15,616
Nuclear	40,986	38,676	37,714	40,102	42,339
Hydro	142	131	108	160	139
Total Net Generation	89,256	82,739	82,153	85,219	84,731
Purchased Power:
Affiliated Companies	0	349	713	803	738
Non-affiliated Companies	35,291	33,994	32,982	32,896	33,155
Total Purchased Power	35,291	34,343	33,695	33,699	33,893
Total Sources of Energy	124,547	117,081	115,850	118,918	118,625
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	35,932	35,169	34,664	36,684	37,465
Commercial	28,827	28,547	28,724	28,720	28,831
Industrial	43,723	41,653	41,181	40,810	38,751
Governmental	2,428	2,412	2,435	2,474	2,463
Total Retail	110,910	107,781	107,004	108,688	107,510
Sales for Resale	9,462	3,020	3,200	4,111	4,372
Unbilled Energy	(485)	530	15	(131)	(173)
Total Electric Energy Sales	119,887	111,331	110,219	112,668	111,709
Line Losses and Company Usage	4,660	5,750	5,631	6,250	6,916
Total Uses of Energy	124,547	117,081	115,850	118,918	118,625
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,188	35,143	35,357	34,369	34,295
Commercial	28,907	28,573	28,596	28,033	28,032
Industrial	43,723	41,653	41,181	40,810	38,751
Governmental	2,430	2,413	2,426	2,451	2,444
Total Weather Adjusted Sales	110,248	107,782	107,560	105,663	103,521
Peak Demand (MW)	20,472	21,581	21,866	22,387	21,799
Operational Summer Capacity at Peak (MW)	24,367	23,802	23,407	23,979	24,310
Annual System Load Factor (%)	65	62	60	60	62
Retail Electric Sales Growth Rate (%)	2.9	0.7	(1.5)	1.1	8.4
Retail Electric Sales Weather-Adjusted Growth Rate (%)	2.3	0.2	1.9	2.0	4.3
Regional Gross Domestic Product Rate (%)	4.0	2.7	4.7	4.7	8.4
National Gross Domestic Product Rate (%)	2.4	2.2	2.3	1.6	2.5

Average Fuel Cost (cents/KWh)
Natural Gas	4.36	4.12	3.15	4.85	5.39
Nuclear Fuel	0.89	0.92	0.85	0.81	0.78
Coal	2.63	2.70	2.60	2.31	2.00
Purchased Power	5.14	4.32	3.58	4.59	5.28
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2014 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	754,513	502,092	856,129	585,371	202,478	654,064	—	—	3,554,647	37%
Commercial	461,238	448,387	595,965	480,754	184,381	383,662	—	—	2,554,387	27%
Industrial	424,151	587,907	981,295	174,615	32,739	421,913	—	—	2,622,620	27%
Governmental	18,314	22,576	46,636	46,863	66,174	26,266	—	—	226,830	2%
Total Retail	1,658,216	1,560,962	2,480,025	1,287,604	485,772	1,485,905	—	—	8,958,484	93%
Sales for Resale	412,805	468,844	273,936	166,238	80,393	338,976	664,338	(2,075,662)	329,869	3%
Other	101,370	49,430	71,919	70,351	13,816	27,101	26	(30,338)	303,675	3%
Total	2,172,391	2,079,236	2,825,881	1,524,193	579,981	1,851,982	664,364	(2,106,000)	9,592,028	100%

FUEL REVENUES (included in above revenues)
Residential	119,554	216,366	324,018	201,100	74,975	215,077	—	—	1,151,090	32%
Commercial	88,965	212,516	224,873	171,391	78,004	165,178	—	—	940,927	26%
Industrial	101,715	380,980	590,374	80,304	17,147	257,233	—	—	1,427,753	40%
Governmental	3,538	9,245	17,878	14,702	29,187	10,185	—	—	84,735	2%
Total Retail	313,772	819,107	1,157,143	467,497	199,313	647,674	—	—	3,604,505	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,508	3,607	12,814	6,113	2,003	6,113	—	—	34,158	27%
Coal	7,753	1,995	—	2,747	—	1,475	—	—	13,970	11%
Nuclear	14,476	8,155	9,156	—	—	—	9,199	—	40,986	33%
Hydro	142	—	—	—	—	—	—	—	142	—%
Total Net Generation	25,879	13,757	21,970	8,860	2,003	7,588	9,199	—	89,256	72%
Purchased Power:
Affiliated Companies	3,319	10,093	4,946	4,114	3,344	5,859	—	(31,675)	—	—%
Non-affiliated Companies	3,324	5,560	11,572	3,780	1,305	9,750	—	—	35,291	28%
Total Purchased Power	6,643	15,653	16,518	7,894	4,649	15,609	—	(31,675)	35,291	28%
Total Sources of Energy	32,522	29,410	38,488	16,754	6,652	23,197	9,199	(31,675)	124,547	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,070	5,368	9,047	5,672	1,963	5,810	—	—	35,932	32%
Commercial	5,934	5,298	6,257	4,821	2,046	4,471	—	—	28,827	26%
Industrial	6,808	9,925	17,100	2,297	452	7,140	—	—	43,723	39%
Governmental	238	232	500	414	768	277	—	—	2,428	2%
Total Retail	21,050	20,823	32,904	13,204	5,229	17,698	—	—	110,910	100%
Sales for Resale	10,301	7,891	4,575	2,850	1,338	4,963	9,219	(31,675)	9,462	—
Unbilled Energy	(98)	(62)	(135)	(32)	(35)	(123)	—	—	(485)	—
Total Electric Energy Sales	31,253	28,652	37,345	16,022	6,532	22,538	9,219	(31,675)	119,887	—
Line Losses and Company Usage	1,269	758	1,143	732	120	659	(20)		4,660	—
Total Uses of Energy	32,522	29,410	38,488	16,754	6,652	23,197	9,199	(31,675)	124,547	—
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.35	9.35	9.46	10.32	10.31	11.26	—	—	9.89	—
Commercial	7.77	8.46	9.52	9.97	9.01	8.58	—	—	8.86	—
Industrial	6.23	5.92	5.74	7.60	7.24	5.91	—	—	6.00	—
Governmental	7.69	9.74	9.33	11.31	8.62	9.48	—	—	9.34	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2014)
Residential	585,896	338,387	589,192	370,265	152,556	373,436	—	—	2,409,732	86%

Commercial	91,005	52,223	77,431	63,306	14,672	46,371	—	—	345,008	12%
Industrial	23,996	3,627	7,178	3,847	2,114	5,415	—	—	46,177	2%
Governmental	692	1,700	5,907	4,962	1,778	2,334	—	—	17,373	1%
Total Retail Customers	701,589	395,937	679,708	442,380	171,120	427,556	—	—	2,818,290	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.
	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	754,513	772,059	765,564	755,807	773,012
Commercial	461,238	469,367	472,046	449,756	441,387
Industrial	424,151	432,852	439,467	421,384	414,791
Governmental	18,314	19,206	19,787	19,711	19,524
Total Retail	1,658,216	1,693,484	1,696,864	1,646,658	1,648,714
Sales for Resale	412,805	429,141	369,322	375,127	379,894
Other	101,370	67,534	60,818	62,525	53,839
Total Electric Operating Revenues	2,172,391	2,190,159	2,127,004	2,084,310	2,082,447

FUEL REVENUES (included in above revenues)
Residential	119,554	113,608	143,394	147,763	91,412
Commercial	88,965	83,642	109,845	110,070	65,809
Industrial	101,715	94,847	125,068	126,854	75,939
Governmental	3,538	3,386	4,651	4,965	2,976
Total Retail Fuel Revenues	313,772	295,483	382,958	389,652	236,136

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,508	3,200	1,889	1,078	984
Coal	7,753	7,481	7,179	7,636	8,233
Nuclear	14,476	11,946	15,493	14,194	15,023
Hydro	142	131	108	160	139
Total Net Generation	25,879	22,758	24,669	23,068	24,379
Purchased Power:
Affiliated Companies	3,319	4,017	2,940	4,280	3,887
Non-affiliated Companies	3,324	4,608	4,130	4,035	4,508
Total Purchased Power	6,643	8,625	7,070	8,315	8,395
Total Sources of Energy	32,522	31,383	31,739	31,383	32,774

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,070	7,921	7,859	8,229	8,501
Commercial	5,934	5,929	6,046	6,051	6,144
Industrial	6,808	6,769	6,925	7,029	7,082
Governmental	238	241	257	275	277
Total Retail	21,050	20,860	21,087	21,584	22,004
Sales for Resale	10,301	8,929	9,019	8,197	8,703
Unbilled Energy	(98)	100	13	(49)	(123)
Total Electric Energy Sales	31,253	29,889	30,119	29,732	30,584
Line Losses and Company Usage	1,269	1,494	1,620	1,651	2,190
Total Uses of Energy	32,522	31,383	31,739	31,383	32,774

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.35	9.75	9.74	9.18	9.09
Commercial	7.77	7.92	7.81	7.43	7.18
Industrial	6.23	6.39	6.35	5.99	5.86
Governmental	7.69	7.97	7.70	7.17	7.05

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	585,896	585,157	583,882	582,813	582,557
Commercial	91,005	90,354	89,618	88,895	88,725
Industrial	23,996	24,198	21,295	20,402	20,605
Governmental	692	686	681	693	674
Total Retail Customers	701,589	700,395	695,476	692,803	692,561
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(e)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Cecil Lynch	2	100%	1949	0	Gas/Oil	Retired	—	—	—	—	—	—	—	—	289
	3	100%	1954	0	Gas/Oil	Retired		—	—	—	—	—
Harvey Couch	1	100%	1943	0	Gas/Oil	Retired	—	—	—	—	—	—	15	10,800.1	162
	2	100%	1954	0	Gas/Oil	Retired		—	—	—	—	—
Lake Catherine	1	100%	1950	0	Gas/Oil	Retired	11,338	—	—	—	—	—	89,850	258.9	23,259
	2	100%	1950	0	Gas/Oil	Retired		—	—	—	—	—
	3	100%	1953	0	Gas/Oil	Retired		—	—	—	—	—
	4	100%	1970	516	Gas/Oil	Peaking		0.3	176	61,585	6	—
Hamilton Moses	1	100%	1951	0	Gas/Oil	Retired	—	—	—	—	—	—	—	—	—
	2	100%	1951	0	Gas/Oil	Retired		—	—	—	—	—
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	11,737	—	—	—	—	—	552	1,074.3	593
	2	100%	1970	0	Gas/Oil	Retired		—	—	—	—	—
	3	100%	1970	14	Gas/Oil	Peaking		—	—	—	—	—
	4	100%	1970	0	Gas/Oil	Retired		—	—	—	—	—
Robert Ritchie	1	100%	1961	0	Gas/Oil	Retired	—	—	—	—	—	—	—	—	142
	3	100%	1970	0	Gas/Oil	Retired		—	—	—	—	—
Ouachita	1	100%	2002	247	Gas	Intermediate	7,354	2	48	372,817	—	Dry LNB, SCR	2,144,949	39.6	84,841
	2	100%	2002	241	Gas	Intermediate		2	59	486,353	—	Dry LNB, SCR
Hot Spring	1	100%	2002	597	Gas	Intermediate	7,528	3	39	556,115	—	SCR	1,272,645	53.8	68,444
Independence	1	31.5%	1983	264	Coal	Base	10,139	4,689	1,874	1,763,304	90	OFA, ESP	1,750,793	29.1	51,029
White Bluff	1	57%	1980	465	Coal	Base	10,241	9,977	5,325	3,487,416	178	OFA, ESP	6,002,079	29.3	176,066
	2	57%	1981	469	Coal	Base		9,530	4,882	3,301,584	169	OFA, ESP
Cecil Lynch	Diesel	100%	1967	0	Oil	Retired	—	—	—	—	—		—	—	37
Carpenter	1	100%	1932	31	Hydro	Peaking	—	—	—	—	—	—	106,975	10.3	1,099
	2	100%	1932	31	Hydro	Peaking		—	—	—	—	—
Remmel	1	100%	1925	4	Hydro	Peaking	—	—	—	—	—	—	35,139	36.1	1,267
	2	100%	1925	4	Hydro	Peaking		—	—	—	—	—
	3	100%	1925	4	Hydro	Peaking		—	—	—	—	—
Arkansas
Nuclear One	1	100%	1974	834	Nuclear PWR(d)	Base	10,337	—	—	—	—	—	14,476,394	23.6	342,003
	2	100%	1980	986	Nuclear PWR(d)	Base		—	—	—	—	—
Total				4,721									25,879,393	29	749,233
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) PWR = Pressurized Water Reactor.
(e) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

ENTERGY GULF STATES LOUISIANA, L.L.C.
	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	502,092	465,292	388,725	479,060	498,319
Commercial	448,387	417,154	349,210	416,321	426,342
Industrial	587,907	502,057	391,776	490,378	488,974
Governmental	22,576	21,334	18,522	20,925	20,350
Total Retail	1,560,962	1,405,837	1,148,233	1,406,684	1,433,985
Sales for Resale	468,844	420,642	410,622	614,429	541,219
Other	49,430	55,416	47,310	48,435	40,506
Total Electric Operating Revenues	2,079,236	1,881,895	1,606,165	2,069,548	2,015,710

FUEL REVENUES (included in above revenues)
Residential	216,366	182,720	134,464	186,547	193,863
Commercial	212,516	180,062	135,686	178,013	182,546
Industrial	380,980	298,711	219,667	292,036	292,789
Governmental	9,245	7,761	5,850	7,453	7,251
Total Retail Fuel Revenues	819,107	669,254	495,667	664,049	676,449

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,607	2,991	3,773	3,547	2,533
Coal	1,995	2,006	2,033	2,605	2,535
Nuclear	8,155	7,587	7,805	7,686	8,363
Hydro	—	—	—	—	—
Total Net Generation	13,757	12,584	13,611	13,838	13,431
Purchased Power:
Affiliated Companies	10,093	8,105	7,357	6,446	7,021
Non-affiliated Companies	5,560	7,429	7,936	10,007	10,437
Total Purchased Power	15,653	15,534	15,293	16,453	17,458
Total Sources of Energy	29,410	28,118	28,904	30,291	30,889

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,368	5,206	5,176	5,383	5,538
Commercial	5,298	5,208	5,287	5,239	5,274
Industrial	9,925	9,021	8,890	9,041	8,801
Governmental	232	228	228	222	210
Total Retail	20,823	19,663	19,581	19,885	19,823
Sales for Resale	7,891	7,467	8,668	9,608	10,221
Unbilled Energy	(62)	138	11	(39)	(51)
Total Electric Energy Sales	28,652	27,268	28,260	29,454	29,993
Line Losses and Company Usage	758	850	644	837	896
Total Uses of Energy	29,410	28,118	28,904	30,291	30,889

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.35	8.94	7.51	8.90	9.00
Commercial	8.46	8.01	6.61	7.95	8.08
Industrial	5.92	5.57	4.41	5.42	5.56
Governmental	9.74	9.36	8.12	9.43	9.69

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	338,387	335,212	331,735	328,718	326,497
Commercial	52,223	51,463	50,616	50,277	49,886
Industrial	3,627	3,511	3,379	3,278	3,265
Governmental	1,700	1,695	1,698	1,615	1,627
Total Retail Customers	395,937	391,881	387,428	383,888	381,275
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(g)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
LA Station 2 (d)	10	100%	1950	0	Gas	Reserve	—	—	—	—	—	—	—	—	369
	11	100%	1950	0	Gas	Reserve		—	—	—	—	—
	12	100%	1953	0	Gas	Reserve		—	—	—	—	—
Willow Glen	1	100%	1960	0	Gas/Oil	Reserve	11,570	—	—	—	—	—	1,016,382	60.5	61,535
	2	100%	1964	179	Gas/Oil	Peaking		1	209	192,361	—	—
	3	100%	1968	0	Gas	Reserve		—	—	—	—	ESP
	4	100%	1973	483	Gas/Oil	Peaking		2	892	486,737	—	—
	5	100%	1976	0	Gas/Oil	Reserve		—	—	—	—	—
Roy S. Nelson	3	100%	1960	0	Gas/Oil	Reserve	12,170	—	—	—	—	—	908,217	72.1	65,452
	4	100%	1970	424	Gas/Oil	Intermediate		3	719	631,665	—	—
Calcasieu	1	100%	2000	145	Gas	Peaking	11,650	—	50	59,955	—	Dry LNB	178,944	96.2	17,217
	2	100%	2001	157	Gas	Peaking		—	38	56,721	—	Dry LNB
Ouachita	3	100%	2002	243	Gas	Intermediate	7,275	3	69	599,212	—	Dry LNB, SCR	1,503,322	38.1	57,310
Roy S. Nelson	6	40%	1982	216	Coal	Base	11,820	4,216	1,114	1,285,442	64	LNB w/ Sep OFA, ESP	1,047,916	40.1	41,992
Big Cajun 2	3	24%	1983	143	Coal	Base	10,190	2,921	644	981,609	51	LNB w/ OFA, ESP	947,066	29.9	28,308
River Bend	1	100%(e)	1986	973	Nuclear BWR(f)	Base	10,899	—	—	—	—	—	8,154,974	25.2	205,756
Total				2,963									13,756,820	34.7	477,937
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) EGSL also owns and operates LA Station 1 units 1a, 2a, 3a and 4a; these units are under a long-term contract with an external 3rd party, which owns all of the output of these units.
(e) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.
(f) BWR = Boiling Water Reactor.
(g) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	856,129	838,636	687,043	829,663	840,011
Commercial	595,965	585,833	482,382	549,142	543,308
Industrial	981,295	954,956	731,215	867,491	817,454
Governmental	46,636	45,900	37,940	41,900	42,124
Total Retail	2,480,025	2,425,325	1,938,580	2,288,196	2,242,897
Sales for Resale	273,936	117,231	138,675	145,009	225,011
Other	71,919	84,379	72,188	75,710	70,858
Total Electric Operating Revenues	2,825,881	2,626,935	2,149,443	2,508,915	2,538,766

FUEL REVENUES (included in above revenues)
Residential	324,018	317,722	215,717	332,827	360,847
Commercial	224,873	221,156	151,733	218,649	231,104
Industrial	590,374	573,684	393,942	535,592	523,895
Governmental	17,878	17,638	11,925	16,595	18,067
Total Retail Fuel Revenues	1,157,143	1,130,200	773,317	1,103,663	1,133,913

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	12,814	9,882	11,530	10,506	9,429
Coal	—	—	—	—	—
Nuclear	9,156	9,368	7,854	8,929	10,276
Hydro	—	—	—	—	—
Total Net Generation	21,970	19,250	19,384	19,435	19,705
Purchased Power:
Affiliated Companies	4,946	8,442	8,163	7,484	5,783
Non-affiliated Companies	11,572	7,686	7,653	8,682	9,614
Total Purchased Power	16,518	16,128	15,816	16,166	15,397
Total Sources of Energy	38,488	35,378	35,200	35,601	35,102

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	9,047	8,820	8,703	9,303	9,533
Commercial	6,257	6,194	6,112	6,155	6,164
Industrial	17,100	16,713	16,416	15,813	14,473
Governmental	500	495	479	473	479
Total Retail	32,905	32,222	31,710	31,744	30,649
Sales for Resale	4,575	1,936	2,222	2,330	2,961
Unbilled Energy	(135)	130	32	38	27
Total Electric Energy Sales	37,345	34,288	33,964	34,112	33,637
Line Losses and Company Usage	1,143	1,090	1,236	1,489	1,465
Total Uses of Energy	38,488	35,378	35,200	35,601	35,102

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.46	9.51	7.89	8.92	8.81
Commercial	9.52	9.46	7.89	8.92	8.81
Industrial	5.74	5.71	4.45	5.49	5.65
Governmental	9.33	9.27	7.92	8.86	8.79

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	589,192	587,226	583,975	580,627	578,466
Commercial	77,431	77,033	76,509	76,130	75,493
Industrial	7,178	7,022	6,914	6,908	6,971
Governmental	5,907	5,854	5,804	5,767	5,704
Total Retail Customers	679,708	677,135	673,202	669,432	666,634
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(e)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Acadia	2	100%	2002	551	Gas	Intermediate	7,230	1	89	6,386,763	—	SCR	2,734,410	43.4	118,581
Buras	8	100%	1971	12	Gas/Oil	Peaking	15,470	—	—	—	—	—	3,785	199.7	756
Little Gypsy	1	100%	1961	228	Gas/Oil	Forced Outage	11,710	—	51	28,109	—	—	1,423,211	65.3	92,917
	2	100%	1966	414	Gas/Oil	Intermediate		2	430	379,545	—	—
	3	100%	1969	517	Gas/Oil	Intermediate		3	2,043	584,635	—	—
Monroe	10	100%	1961	—	Gas	Retired	—	—	—	—	—	—	—	—	—
	11	100%	1965	—	Gas	Retired		—	—	—	—	—
	12	100%	1968	—	Gas	Retired		—	—	—	—	—
Ninemile Point	1	100%	1951	—	Gas/Oil	Retired	11,780	—	—	—	—	—	3,946,081	59.9	236,320
	2	100%	1953	—	Gas/Oil	Retired		—	—	—	—	—
	3	100%	1955	103	Gas/Oil	Intermediate		1	156	117,198	—	—
	4	100%	1971	699	Gas/Oil	Intermediate		6	2,831	1,168,280	—	—
	5	100%	1973	721	Gas/Oil	Intermediate		7	3,014	1,333,618	—	—
	6	100%	2014	560	Gas/Oil	Intermediate	4,200	—	7	52,713	—	—	35,650	23.7	845
Perryville	1	100%	2002	532	Gas	Intermediate	7,120	7	161	1,409,438	—	Dry LNB, SCR	3,427,659	38	130,248
	2	100%	2001	154	Gas	Peaking		—	5	16,264	—	Dry LNB
Sterlington	6	100%	1958	—	Gas/Oil	Retired	13,360	—	—	—	—	—	10,395	248.9	2,587
	7	100%	1974	64	Gas/Oil	Peaking		—	27	7,819	—	—
Waterford	1	100%	1975	385	Gas/Oil	Intermediate	11,300	2	300	361,320	—	—	1,232,314	63.8	78,667
	2	100%	1975	411	Gas/Oil	Intermediate		4	506	492,380	—	—
	4	100%	2009	33	Oil	Peaking	—	2	7	6,926	—	Steam Injection	—	—	—
Waterford	3	100%	1985	1,164	Nuclear PWR(d)	Base	10,880	—	—	—	—	—	9,156,260	25.6	234,056
Total				6,548									21,969,765	40.7	894,976
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) PWR = Pressurized Water Reactor.
(e) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.
	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	585,371	526,618	453,707	490,088	508,571
Commercial	480,754	432,240	381,346	401,276	405,577
Industrial	174,615	155,742	140,460	145,792	144,581
Governmental	46,863	41,967	36,289	37,302	37,754
Total Retail	1,287,604	1,156,567	1,011,802	1,074,458	1,096,483
Sales for Resale	166,238	116,514	46,962	131,334	87,670
Other	70,351	61,459	61,601	60,678	48,769
Total Electric Operating Revenues	1,524,193	1,334,540	1,120,366	1,266,470	1,232,922

FUEL REVENUES (included in above revenues)
Residential	201,100	166,976	137,760	181,581	177,354
Commercial	171,391	142,564	122,805	154,748	145,950
Industrial	80,304	66,397	58,721	69,808	63,696
Governmental	14,702	12,119	10,210	12,861	12,031
Total Retail Fuel Revenues	467,497	388,056	329,496	418,998	399,031

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,113	7,240	6,305	5,978	5,469
Coal	2,747	2,597	2,605	2,749	2,974
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	8,860	9,837	8,910	8,727	8,443
Purchased Power:
Affiliated Companies	4,114	4,818	4,415	5,080	5,467
Non-affiliated Companies	3,780	1,428	1,393	1,524	1,607
Total Purchased Power	7,894	6,246	5,808	6,604	7,074
Total Sources of Energy	16,754	16,083	14,718	15,331	15,517

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,672	5,629	5,550	5,848	6,077
Commercial	4,821	4,815	4,915	4,985	5,000
Industrial	2,297	2,265	2,400	2,326	2,250
Governmental	414	409	408	415	416
Total Retail	13,204	13,118	13,273	13,574	13,743
Sales for Resale	2,850	1,847	497	763	670
Unbilled Energy	(32)	19	24	(69)	(18)
Total Electric Energy Sales	16,022	14,984	13,794	14,268	14,395
Line Losses and Company Usage	732	1,099	924	1,063	1,122
Total Uses of Energy	16,754	16,083	14,718	15,331	15,517

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.32	9.36	8.17	8.38	8.37
Commercial	9.97	8.98	7.76	8.05	8.11
Industrial	7.60	6.88	5.85	6.27	6.43
Governmental	11.31	10.26	8.91	8.99	9.08

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	370,265	369,686	368,660	366,697	366,722
Commercial	63,306	62,867	63,083	62,762	62,858
Industrial	3,847	3,752	3,598	3,488	3,450
Governmental	4,962	4,864	4,419	4,358	4,322
Total Retail Customers	442,380	441,169	439,760	437,305	437,352
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Attala	1	100%	2001	457	Gas	Intermediate	7,148	6	108	1,146,879	—	Dry LNB, SCR	3,232,927	37.5	121,108
Hinds	1	100%	2001	446	Gas	Intermediate	7,239	6	84	1,151,540	—	SCR	2,747,093	39.3	107,974
Baxter Wilson	1	100%	1967	539	Gas/Oil	Intermediate	25,282	1	10	8,961	—	0	24,450	739.9	18,089
	2	100%	1971	648	Gas/Oil	Intermediate		—	56,369	24,576	—	Combus Mod/Fuel Reburn
Delta	1	100%	1953	—	Gas/Oil	Retired	—	—	—	—	—	0	—	—	—
	2	100%	1953	—	Gas/Oil	Retired		—	—	—	—	0
Gerald Andrus	1	100%	1975	732	Gas/Oil	Intermediate	16,985	—	77	42,325	—	OFA	44,735	400.5	17,916
Natchez	1	100%	1951	—	Gas/Oil	Retired	—	—	—	—	—	0	—	—	—
Rex Brown	1	100%	1948	—	Gas	Retired	14,253	—	—	—	—	0	63,362	158.6	10,064
	3	100%	1951	44	Gas/Oil	Peaking		—	1	768	—	0
	4	100%	1959	200	Gas/Oil	Intermediate		—	194	65,942	—	0
	5	100%	1968	9	Oil	Peaking		—	—	—	—	0
Independence	1	25%	1983	210	Coal	Base	10,348	3,722	1,487	1,399,448	72	OFA, ESP	2,747,355	30.4	83,568
	2	25%	1984	211	Coal	Base		3,786	1,588	1,474,774	76	OFA, ESP
Total				3,497									8,859,921	40.5	358,720
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.
	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	202,478	197,197	174,108	175,994	196,391
Commercial	184,381	182,748	163,911	153,824	173,536
Industrial	32,739	34,916	31,374	29,800	35,826
Governmental	66,174	66,553	62,718	59,840	70,146
Total Retail	485,772	481,414	432,112	419,458	475,899
Sales for Resale	80,393	27,301	43,967	95,704	56,500
Other	13,816	16,326	11,554	14,066	10,703
Total Electric Operating Revenues	579,981	525,041	487,633	529,228	543,102

FUEL REVENUES (included in above revenues)
Residential	74,975	75,362	56,274	59,406	65,146
Commercial	78,004	79,933	61,972	60,829	66,088
Industrial	17,147	18,964	15,354	15,310	17,253
Governmental	29,187	30,165	24,768	24,790	28,073
Total Retail Fuel Revenues	199,313	204,424	158,368	160,335	176,560

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,003	1,500	2,344	2,412	1,867
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	2,003	1,500	2,344	2,412	1,867
Purchased Power:
Affiliated Companies	3,344	3,915	3,385	3,650	3,839
Non-affiliated Companies	1,305	462	448	489	511
Total Purchased Power	4,649	4,377	3,833	4,139	4,350
Total Sources of Energy	6,652	5,877	6,177	6,551	6,217

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,963	1,867	1,772	1,888	1,858
Commercial	2,046	1,998	1,968	1,939	1,899
Industrial	452	481	484	498	503
Governmental	768	758	785	795	809
Total Retail	5,229	5,104	5,009	5,120	5,069
Sales for Resale	1,338	508	986	1,186	919
Unbilled Energy	(35)	28	(2)	(1)	(18)
Total Electric Energy Sales	6,532	5,640	5,993	6,305	5,970
Line Losses and Company Usage	120	237	184	246	247
Total Uses of Energy	6,652	5,877	6,177	6,551	6,217

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.31	10.56	9.82	9.32	10.57
Commercial	9.01	9.15	8.33	7.93	9.14
Industrial	7.24	7.26	6.48	5.98	7.12
Governmental	8.62	8.78	7.99	7.53	8.67

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	152,556	149,639	146,706	142,680	138,659
Commercial	14,672	14,430	14,155	13,920	14,079
Industrial	2,114	2,163	2,112	2,288	2,277
Governmental	1,778	1,759	1,769	1,738	2,079
Total Retail Customers	171,120	167,991	164,742	160,626	157,094
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Michoud	1	100%	1957	—	Gas/Oil	Retired	10,610	—	—	—	—	—	2,003,162	59	118,157
	2	100%	1963	239	Gas/Oil	Intermediate		1	474	273,414	—	—
	3	100%	1967	542	Gas/Oil	Intermediate		5	1,438	1,007,344	—	Combus Mod/Fuel Reburn
Total				781									2,003,162	59	118,157
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

SYSTEM ENERGY RESOURCES, INC.

	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)	664,364	735,089	622,118	563,411	558,584

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	9,199	9,775	6,562	9,293	8,677
Hydro	—	—	—	—	—
Total Net Generation	9,199	9,775	6,562	9,293	8,677
Purchased Power	—	—	—	—	—
Total Sources of Energy	9,199	9,775	6,562	9,293	8,677

USES OF ENERGY (GWh)
Electric Energy Sales	9,219	9,794	6,602	9,293	8,692
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(20)	(19)	(40)	—	(15)
Total Uses of Energy	9,199	9,775	6,562	9,293	8,677
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($000)
Grand Gulf	1	90%	1985	1,268	Nuclear BWR(b)	Base	10,607	—	—	—	—	—	9,218,542	27.6	254,824
Total				1,268									9,218,542	27.6	254,824
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize. Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,409 MW.
(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2014	2013	2012	2011	2010
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	654,064	596,396	553,107	638,161	558,733
Commercial	383,662	327,299	325,342	368,614	320,935
Industrial	421,913	324,767	299,441	351,731	305,455
Governmental	26,266	23,535	22,940	25,955	22,527
Total Retail	1,485,905	1,271,997	1,200,830	1,384,461	1,207,650
Sales for Resale	338,976	416,285	348,783	336,555	449,233
Other	27,101	40,517	31,883	36,183	33,548
Total Electric Operating Revenues	1,851,982	1,728,799	1,581,496	1,757,199	1,690,431

FUEL REVENUES (included in above revenues)
Residential	215,077	164,417	164,387	231,058	228,693
Commercial	165,178	127,596	128,204	166,223	164,098
Industrial	257,233	181,602	165,768	214,474	210,357
Governmental	10,185	8,043	8,070	10,836	10,333
Total Retail Fuel Revenues	647,674	481,658	466,429	622,591	613,481

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,113	5,551	5,170	6,521	6,355
Coal	1,475	1,483	1,503	1,925	1,874
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	7,588	7,034	6,673	8,446	8,229
Purchased Power:
Affiliated Companies	5,859	5,538	5,754	6,546	7,537
Non-affiliated Companies	9,750	12,381	11,423	8,159	6,478
Total Purchased Power	15,609	17,919	17,177	14,706	14,016
Total Sources of Energy	23,197	24,953	23,850	23,151	22,246

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,810	5,726	5,604	6,034	5,958
Commercial	4,471	4,402	4,396	4,433	4,271
Industrial	7,140	6,404	6,066	6,102	5,642
Governmental	277	282	278	294	271
Total Retail	17,698	16,814	16,344	16,863	16,142
Sales for Resale	4,963	6,999	6,530	5,416	5,058
Unbilled Energy	(123)	115	(64)	(11)	10
Total Electric Energy Sales	22,538	23,928	22,810	22,268	21,210
Line Losses and Company Usage	659	1,025	1,040	883	1,035
Total Uses of Energy	23,197	24,953	23,850	23,151	22,245

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.26	10.42	9.87	10.58	9.38
Commercial	8.58	7.44	7.40	8.32	7.51
Industrial	5.91	5.07	4.94	5.76	5.41
Governmental	9.48	8.35	8.25	8.83	8.31

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	373,436	368,347	364,997	360,909	356,999
Commercial	46,371	45,825	45,247	44,760	44,080
Industrial	5,415	5,143	4,932	4,809	4,815
Governmental	2,334	2,310	2,271	2,248	2,213
Total Retail Customers	427,556	421,625	417,447	412,726	408,107
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2014
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Roy S. Nelson	6	30%	1982	160	Coal	Base	11,820	3,136	829	956,047	47	LNB w/ Sep OFA, ESP	774,790	40.2	31,125
Big Cajun 2	3	18%	1983	106	Coal	Base	10,190	2,173	479	730,072	37	LNB w/ OFA, ESP	700,009	29.9	20,916
Lewis Creek	1	100%	1970	255	Gas/Oil	Intermediate	—	2	67	397,520	—	SCR	1,450,315	62.7	90,947
	2	100%	1971	253	Gas/Oil	Intermediate		3	125	586,047	—	SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	12,770	1	372	237,963	—	0	4,662,747	55.7	259,739
	2	100%	1962	213	Gas/Oil	Intermediate		1	184	193,889	—	0
	3	100%	1966	394	Gas/Oil	Intermediate		3	521	684,620	—	LNB w/ Sep OFA
	4	100%	1974	532	Gas	Intermediate		6	1,486	1,277,082	—	Combus Mod/Fuel Reburn
	5	100%	1979	474	Gas/Oil	Intermediate		3	466	635,932	—	LNB w/ Closed-coupled OFA
Total				2,599									7,587,861	53.1	402,727
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2010 – 2014 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2014	2013	2012	2011	2010
ANO	89.8	79.5	93.7	92.1	92.3
Grand Gulf	84.4	74.6	77.3	90.7	92.4
River Bend	92.6	90.0	90.3	93.4	92.7
Waterford 3	92.9	80.7	85.6	91.4	91.4
Entergy Southeast Average	89.9	80.8	88.1	91.9	92.2
Industry Average	90.4	89.1	86.8	89.3	89.3

The following table shows plant performance for 2014 and averages for four three-year periods.

PRODUCTION COST ($/MWh)(a)	2014	2011-2013	2010–2012	2009–2011	2008–2010
ANO	23.6	22.4	20.6	19.8	18.5
Grand Gulf	24.6	24.9	23.1	19.8	18.8
River Bend	25.2	25.7	24.6	23.2	23.4
Waterford 3	25.5	24.0	22.2	20.8	19.3
Entergy Southeast Average	24.6	24.0	22.3	20.6	19.6
Industry Average	–	23.8	22.9	21.7	20.4
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh;
includes special items to conform with FERC Form 1 definition

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy	Entergy	System Energy-90%	Entergy	Entergy
	Arkansas	Arkansas	South Mississippi	Gulf States	Louisiana
			Electric Power	Louisiana
			Association-10%
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/34	7/17/38	11/1/24	8/29/25	12/18/24
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox &	Combustion	General	General	Combustion
	Wilcox	Engineering	Electric	Electric	Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	834	986	1,268	973	1,164
Refueling Data:
Last Date	1/25/15 –	5/11/14 –	2/9/14 –	2/22/15 –	4/13/14 –
	3/1/2015	6/12/14	3/16/14	3/30/2015	5/14/14
Number of Days	37	32	34	37	32
Next Scheduled Refueling	Fall 16	Fall 15	Spring 16	Spring 17	Fall 15
2014 Capability Factor (%)	91.7	87.9	84.4	92.6	92.9
($ millions as of December 31, 2014)
Net Book Value	1,257(b)		1,887	1,428(c)	2,009
Decommissioning Trust Fair Values	770(b)		680	638(c)	384
Decommissioning Liability	809(b)		758	435(c)	489
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
			PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairman			Republican	1/15	1/21
Lamar B. Davis			Democrat	1/15	1/17
Elana C. Wills			Nonpartisan	1/11	1/19
LOUISIANA
Foster L. Campbell, Jr.			Democrat	1/03	12/20
Scott A. Angelle			Republican	1/13	12/18
Lambert C. Boissiere, III			Democrat	1/05	12/16
Eric Skrmetta			Republican	1/09	12/20
Clyde C. Holloway - Chairman			Republican	4/09	12/16
MISSISSIPPI
Lynn Posey – Chair			Republican	1/08	12/15
R. Stephen Renfroe – Vice-Chairman			Republican	9/13	12/15
Brandon Presley			Democrat	1/08	12/15
NEW ORLEANS
Stacy Head			Democrat	5/06	5/18
Jason Rogers Williams - Chairman of Utility Committee			Democrat	5/14	5/18
Susan Guidry			Democrat	5/10	5/18
LaToya Cantrell			Democrat	12/12	5/18
Nadine Ramsey			Democrat	5/14	5/18
Jared Brossett			Democrat	5/14	5/18
James Gray II			Democrat	12/12	5/18
TEXAS
Donna L. Nelson – Chairman			Republican	8/08	8/15
Kenneth W. Anderson Jr.			Republican	9/08	8/17
Brandy D. Marty			Republican	8/13	9/19

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL* BALANCE AS OF DECEMBER 31,
COMPANY	2014	2013	2012	2011	2010	FUEL RECOVERY MECHANISM
	($ millions)
EAI (b)	209.2	68.7	97.3	209.8	61.5	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for
						nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance
						for the prior calendar year.
EGSL(a)	89.5	109.7	99.2	2.9	77.8	Electric: Monthly reset based on fuel and purchased power costs from two months prior
						plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.
						Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated
						by taking the over- or under- recovered balance at the end of June and dividing by the
						projected sales for the next 12 months.
ELL(a)	17.6	37.6	94.6	1.5	8.8	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge
						or credit for 1/12 of under- or over-recovered fuel balance.
EMI	(2.2)	38.1	26.5	(15.8)	3.2	Annual reset based on projected fuel and purchased power costs and projected sales plus any
						under- or over-recovered energy costs as of the 12-month period ended September 30.
ENOI(a)	(24.3)	(19.1)	1.9	(7.5)	(2.8)	Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause
						tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior.
						A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the
						most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs are
						recovered through base rates. Any incremental monthly Grand Gulf non-fuel costs are included in
						the Fuel Adjustment Clause. Resource Plan non-fuel costs are collected through the Fuel
						Adjustment Clause. The new tariff became effective on June 1, 2009.
						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or
						over-recovered fuel balance based on the most recent 12 months Mcf sales.
ETI	11.9	(4.1)	(93.3)	(64.7)	(77.4)	Semi-annual reset of fuel factor in March and September based on the market price of natural gas
						plus surcharge or refund for material under- or over-recoveries based on actual costs.
Total	301.7	230.9	226.2	126.2	71.1
Totals may not foot due to rounding.
(a) All years include $100.1 million for Entergy Gulf States Louisiana, $68 million for Entergy Louisiana and $4.1 million for Entergy New Orleans of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

(b) 2014 includes $65.9 million for Entergy Arkansas of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

* Deferred fuel costs = revenues collected minus current fuel and purchased power costs; amount includes rough production cost equalization payments/receipts due to/from customers for EAI, ETI and ENOI

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2014					2013					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	241.9	25.9	(33.2)	57.1	292.3(a)	82.1	11.5	(92.8)	42.1	42.9	581
Return on Average Invested Capital – As-Reported (%)*	4.4	4.3	5.6	5.9	5.9	5.5	4.5	1.3	1.0	1.0	490
Return on Average Common Equity – As-Reported (%)*	4.3	4.2	5.6	5.9	5.9	5.5	4.4	1.1	0.9	0.9	556
Debt to Capital Ratio (%)	2.2	1.9	2.9	5.8	5.8	2.0	2.0	5.7	4.0	4.0	45
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	455.0	145.0	165.0	183.0	950.0	194.0	61.0	165.0	133.0	553.0	72
Operational Earnings ($ millions)	248.5	33.4	40.8	70.8	394.1(a)	82.1	12.7	82.3	85.6	262.7	50
Return on Average Invested Capital – Operational (%)*	9.0	8.7	8.1	7.8	7.8	5.5	4.5	4.5	5.3	5.3	47
Return on Average Common Equity – Operational (%)*	9.0	8.7	8.2	8.0	8.0	5.5	4.4	4.5	5.3	5.3	51
Net Debt to Net Capital Ratio (%)	(4.7)	(4.7)	(3.0)	(2.3)	(2.3)	(1.0)	(0.5)	3.5	0.5	0.5	(560)
*Rolling twelve months.
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.
(a) In 4Q14, a Parent subsidiary was restructured and became a subsidiary of EWC. The net income from this subsidiary is included in the 4Q and YTD totals for EWC; however, income from 1Q-3Q was not reclassified due to immateriality.

EWC ANNUAL FINANCIAL METRICS
	2014	2013	2012	2011	2010
GAAP MEASURES
As-Reported Net Income ($ millions)	292.3	42.9	40.4	488.6	447.4
Return on Average Invested Capital – As-Reported (%)	5.9	1.0	0.9	9.1	9.5
Return on Average Common Equity – As-Reported (%)	5.9	0.9	0.8	9.7	10.5
Debt to Capital Ratio (%)	5.8	4.0	2.1	3.6	15.3
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	950	553	618	862	1,048
Operational Earnings ($ millions)	394.1	262.7	263.9	488.6	548.1
Return on Average Invested Capital – Operational (%)	7.8	5.3	5.0	9.1	11.4
Return on Average Common Equity – Operational (%)	8.0	5.3	5.0	9.7	12.9
Net Debt to Net Capital Ratio (%)	(2.3)	0.5	(0.6)	(2.2)	7.8
Certain prior year data has been reclassified to conform with current year presentation.

EWC QUARTERLY OPERATIONAL METRICS
	2014					2013					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Owned Capacity (MW) (b)	6,068	6,068	6,068	6,068	6,068	6,612	6,612	6,612	6,068	6,068	—
Net revenue ($ millions)	748	471	485	521	2,224	493	383	494	432	1,802	23
As-Reported Average Total Revenue per MWh	$91.08	$50.11	$53.47	$54.00	$61.21	$59.09	$47.76	$53.60	$45.42	$51.25	19
Adjusted Average Total Revenue per MWh	$90.68	$49.75	$53.11	$53.64	$60.84	$58.66	$47.36	$53.22	$45.05	$50.86	20
Adjusted Average Total Revenue per MWh excluding VY	$86.48	$50.49	$55.28	$54.26	$60.65
As-Reported Non-Fuel O&M Expense per MWh	$26.28	$25.83	$26.07	$27.44	$26.39	$25.22	$25.85	$25.57	$27.78	$26.14	1
Operational Non-Fuel O&M Expense per MWh (a)	$25.50	$24.99	$25.18	$25.78	$25.34	$25.22	$25.69	$25.28	$25.10	$25.32	—
Billed GWh	10,014	11,533	11,328	11,550	44,424	10,387	11,172	11,630	11,938	45,127	(2)
EWC Nuclear
As-Reported Average Total Revenue per MWh	$89.31	$50.18	$53.66	$53.56	$60.76	$58.30	$46.85	$53.59	$44.56	$50.59	20
Adjusted Average Total Revenue per MWh	$88.86	$49.79	$53.24	$53.17	$60.35	$57.82	$46.40	$53.16	$44.15	$50.15	20
Adjusted Average Total Revenue per MWh excluding VY	$83.85	$50.61	$55.78	$53.79	$60.07
Production Cost/MWh (a)	$26.72	$25.88	$27.37	$26.18	$26.44	$25.94	$29.16	$25.32	$25.37	$26.35	—
As-Reported Non-Fuel O&M Expense per MWh	$27.81	$26.82	$29.18	$28.80	$28.15	$27.43	$28.43	$27.81	$30.29	$28.54	(1)
Operational Non-Fuel O&M Expense per MWh (a)	$26.95	$25.91	$28.16	$27.00	$26.99	$27.43	$28.28	$27.49	$27.35	$27.63	(2)
Billed GWh	9,079	10,588	9,950	10,635	40,253	9,246	9,789	10,274	10,858	40,167	—
Capacity Factor	82%	95%	90%	95%	91%	83%	82%	94%	97%	89%	2
(a) Excludes the effect of special items: the proposed spin-merge of the transmission business at Utility (2013 quarterly periods and 2013 year-to-date) and HCM implementation expenses at Utility and EWC (second quarter 2013 through fourth quarter 2014) and special items in non-fuel O&M resulting from the decision to close VY (third quarter 2013 through fourth quarter 2014) Certain prior year data has been reclassified to conform with current year presentation.

(b) Vermont Yankee plant ceased power production on 12/29/14
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
	2014	2013	2012	2011	2010
Owned Capacity (MW) (a)	6,068	6,068	6,612	6,599	6,351
Net revenue ($ millions)	2,224	1,802	1,854	2,045	2,201
As-Reported Average Total Revenue per MWh	$ 61.21	$ 51.25	$ 50.38	$ 55.49	$ 59.77
Adjusted Average Realized Revenue/MWh	$ 60.84	$ 50.86	$ 50.02	$ 54.50	$ 58.69
As-Reported Non-Fuel O&M Expense per MWh	$ 26.39	$ 26.14	$ 23.66	$ 24.28	$ 27.83
Operational Non-Fuel O&M Expense per MWh	$ 25.34	$ 25.32	$ 23.66	$ 24.28	$ 25.12
Billed GWh	44,424	45,127	46,178	43,497	42,934
EWC Nuclear
Net MW in Operation (a)	5,011	5,011	5,011	4,998	4,998
As-Reported Average Total Revenue per MWh	$ 60.76	$ 50.59	$ 50.69	$ 55.78	$ 60.32
Adjusted Average Realized Revenue/MWh	$ 60.35	$ 50.15	$ 50.29	$ 54.73	$ 59.16
Production Cost/MWh	$ 26.44	$ 26.35	$ 26.19	$ 25.21	$ 25.27
As-Reported Non-Fuel O&M Expense per MWh	$ 28.15	$ 28.54	$ 25.45	$ 25.25	$ 28.56
Operational Non-Fuel O&M Expense per MWh	$ 26.99	$ 27.63	$ 25.45	$ 25.25	$ 25.62
Billed GWh	40,253	40,167	41,042	40,918	39,655
Capacity Factor	91%	89%	89%	93%	90%
(c) Vermont Yankee plant ceased power production on 12/29/14 Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

TOTAL CAPACITY
	OPERATED			OWNED CAPACITY
As of December 2014.	PLANTS	UNITS	MW	MW	%
Gas/Oil	1	3	583 (b)	796	15
Coal	—	—	—	181	3
Total Fossil	1	3	583	977	18
Wind	—	—	—	80	1
Nuclear	6	7	4,406	4,406	81
Total Capacity	7	10	6,394	5,463	100
(a) Operated capacity includes management services contracts.
(b) Excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	JAMES A.	INDIAN POINT		PALISADES	PILGRIM	VERMONT
	FITZPATRICK	UNIT 2	UNIT 3	NUCLEAR PLANT	NUCLEAR STATION	YANKEE(e)
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75	August 74	August 76	December 71	December 72	November 72
License Expiration Date	10/17/34	9/28/13 (f)	12/12/15	3/24/31	6/8/32	3/21/32
Architect/Engineer	Stone &	United	United	Combustion	Bechtel	Ebasco
	Webster	Engineers &	Engineers &	Engineering	Power
		Constructors	Constructors
Reactor Manufacturer	General	Westinghouse	Westinghouse	Combustion	General	General
	Electric			Engineering	Electric	Electric
Reactor Type	BWR	PWR	PWR	PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	Westinghouse	General Electric	General Electric
Net MWs in Operation (MW)	838	1,028	1,041	811	688	605
(as of December 31, 2014)
Refueling Data:
Last Date	8/24/14 –	2/24/14 –	3/2/15 –	1/19/14 –	4/19/15 –	3/9/13 –
	10/8/14	3/19/14	3/24/15	3/16/14	5/23/15	4/5/13
Number of Days	44	23	23	56	34	27
Next Scheduled Refueling	Fall 16	Spring 16	Spring 17	Fall 15	Spring 17	n/a
2014 Capacity Factor	78%	93%	98%	82%	97%	95%
Spent Fuel Storage Thru	2002	2006	2009	1991	2015	n/a
Begin Dry Cask Loading	2002	2007	2010	1993	2014	n/a
($ millions as of December 31, 2014)
Net Book Value	638	889	975	780	393	(e)
Decommissioning Trust Fair Values	738 (a)	944 (b)	677 (a)	384	896	675
Decommissioning Liability	(a)	549 (b)	(a)	380	383	606
Nearest Market Hub	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Zone A(c)	Zone G(d)	Zone G(d)	Indiana	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Rest of State	Lower Hudson Valley	Lower Hudson Valley
(a) NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b) Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) James A. FitzPatrick physically located in NYISO Zone C.
(d) Indian Point physically located in NYISO Zone H.
(e) Vermont Yankee plant ceased power production on 12/29/14
(f) Indian Point 2 began operating under timely renewal on 9/28/13.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
		NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	LOCATION	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal
Nelson 6	Westlake, LA	SERC	1982	11%	60	550	Coal
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen
Top of Iowa	Worth County, IA	MRO	2001	50%	40	80	Wind
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind
Rhode Island State Energy Center	Johnston, RI	NPCC	2002	100%	583	583	CCGT
Total					1,057	2,560

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

			Emissions
	FUEL TYPE		SO2	NOx	CO2	Hg(a)
PLANT	TECHNOLOGY	PURPOSE	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)
Independence – Unit 2	Coal	Base	2,084	889	825,873	42	OFA
Nelson 6	Coal	Base	1,159	306	353,497	17	LNB w Sep OFA
RS Cogen	CCGT Cogen	Base	4	371	848,080	—	Dry LNB/SCR
Top of Iowa	Wind	Renewable	—	—	—	—	0
White Deer	Wind	Renewable	—	—	—	—	0
Rhode Island State Energy Center	CCGT	Intermediate	4	48	704,966	—	Dry LNB/SCR
Total			3,251	1,615	2,732,416	60
(a) Mercury emissions calculated using 2014 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(b) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL
LONG-TERM DEBT:
NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD		TOTAL ENDING	TOTAL
		INTEREST	RELATED TO	INTEREST	LONG-TERM	INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE	DEBT	EXPENSE
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	61,027	3,889	—	—	61,027	3,889
2016	59,022	2,995	—	—	59,022	2,995
2017	56,921	2,899	—	—	56,921	2,899
2018	54,719	2,798	—	—	54,719	2,798
2019	52,412	2,693	—	—	52,412	2,693
2020	49,994	2,582	—	—	49,994	2,582
2021 – 2035 Average	—	1,400	—	—	—	1,400
(a) Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close).
Life extension payments made on anniversary of license expiration. Entergy will pay NYPA $2.5 million annually per plant, for up to twenty years if
FitzPatrick and/or Indian Point 3 operate beyond their original license date.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
(ENTERGY’S SHARE)	2014	2013	2012	MATURITY	RATE
	(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$25	$31	$36	10/17/18	LIBOR + 1.875%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
RS Cogen Subordinated Debt(b)	$19	$18	$16	10/17/17	LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,			AS OF DECEMBER 31,
	RATE	2014	2013	2012	2014	2013	2012
						(in millions)
Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	—	$24	$24	$—
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	—	$24	$24	$—
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)
Installed capacity owned and operated by EWC, including investments in wind generation accounted for under the equity method of accounting; in November 2013, R.E. Ritchie Unit 2 (gas/oil) plant was retired (544 MWs) and the Vermont Yankee (nuclear) plant ceased power production on December 29, 2014.

As-reported average total revenue per MWh	As-reported average revenue per MWH bill, excluding revenue from investments in wind generation accounted for under the equity method of accounting
Adjusted average realized revenue per MWh	As-reported average revenue per MWh billed, excluding revenue from the amortization of the Palisades below-market PPA
Non-fuel O&M per MWh	Non-fuel O&M per MWH of billed sales
Production cost per MWh	Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Billed GWh	Total number of GWh billed to customers, excluding investments in wind generation accounted for under the equity method of accounting and financially-settled instruments
Capability factor
The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages

Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for scheduled refueling outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
As-reported non-fuel O&M
Operation, maintenance and refueling expenses, excluding fuel, fuel-related expenses and purchased power; for Utility, excludes gas purchased for resale; for EWC excludes investments in wind generation accounted for under the equity method of accounting

Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Book value per share	End of period common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper and capital leases on the balance sheet
Debt of joint ventures - Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital ratio	Total debt divided by total capitalization
Securitization debt
Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income adjusted to exclude the impact of special items
Operational adjusted EBITDA
Earnings before interest, depreciation and amortization and income taxes excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items; for Entergy consolidated, also excludes AFUDC-equity funds and subtracts securitization proceeds

Operational non-fuel O&M
Operation, maintenance and refueling expenses, excluding fuel, fuel-related expenses, purchased power and special items: for Utility, excludes gas purchased for resale; for EWC excludes investments in wind generation accounted for under the equity method of accounting

Return on average invested capital – operational	12-months rolling operational Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Gross liquidity	Sum of cash and revolver capacity
Debt to capital ratio, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital ratio, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Parent debt to total debt ratio, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of total debt excluding securitization debt
Debt to operational EBITDA, excluding securitization debt	End of period total debt excluding securitization debt divided by 12-months rolling operational adjusted EBITDA
Operational FFO
Funds from operations; net cash flow provided by operations less AFUDC-borrowed funds, working capital items in operating cash flow (receivables, fuel inventory, accounts payable, prepaid taxes and taxes accrued, interest accrued and other working capital accounts) and securitization regulatory charge, excluding effects of special items

Operational FFO to debt ratio, excluding securitization debt	12-months rolling operational FFO as a percentage of end of period total debt excluding securitization debt

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Net Income (A)	941	712	847	1,346	1,250
Preferred dividends	20	19	22	21	20
Tax-effected interest expense	386	371	350	316	354
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	1,347	1,102	1,219	1,683	1,624

Special items (C)	(109)	(245)	(262)	(13)	(82)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,456	1,347	1,481	1,696	1,706

Operational earnings (A-C)	1,050	957	1,109	1,359	1,332

Average invested capital (D)	23,979	23,283	22,290	21,126	20,781

Average common equity (E)	9,820	9,415	9,079	8,729	8,555

($ per share)
As-Reported earnings per share (N)	5.22	3.99	4.76	7.55	6.66

Operational earnings per share (O)	5.83	5.36	6.23	7.62	7.10

Common dividend paid per share (P)	3.32	3.32	3.32	3.32	3.24

Year-end closing market price per share of common stock (Q)	87.48	63.27	63.75	73.05	70.83

(%)
Return on average invested capital – As-Reported (B/D)	5.6	4.7	5.5	8.0	7.8
Return on average invested capital – Operational ((B-C)/D)	6.1	5.8	6.6	8.0	8.2

Return on average common equity – As-Reported (A/E)	9.6	7.6	9.3	15.4	14.6
Return on average common equity – Operational ((A-C)/E)	10.7	10.2	12.2	15.6	15.6

Common dividend payout ratio – As-Reported (%) (P/N)	64	83	70	44	49
Common dividend payout ratio – Operational (%) (P/O)	57	62	53	44	46

Price to earnings ratio – As-Reported (Q/N)	16.77	15.87	13.39	9.68	10.64
Price to earnings ratio – Operational (Q/O)	15.02	11.80	10.23	9.59	9.98

As reported non-fuel O&M (R)	3,578	3,589	3,291	3,123	3,226

Special items included in non-fuel O&M
HCM implementation expenses	(16)	(45)	—	—	—
Decision to close VY	(44)	(21)	—	—	—
Transmission business spin-merge expenses	—	(36)	(39)	(13)	—
Non-utility nuclear spin-off expenses	—	—	—	—	(117)
Total special items included in non-fuel O&M (S)	(59)	(101)	(39)	(13)	(117)

Operational non-fuel O&M (R-S)	3,637	3,690	3,330	3,136	3,343
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ millions)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
As-Reported Net Income (A)	952	977	968	941	1,160	958	861	712
Preferred dividends	18	19	19	20	22	21	20	19
Tax-effected interest expense	376	381	383	386	356	363	365	371
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	1,346	1,377	1,370	1,347	1,538	1,342	1,246	1,102

Special items (C)	(248)	(243)	(127)	(109)	(37)	(44)	(224)	(245)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,594	1,620	1,497	1,456	1,575	1,386	1,470	1,347

Operational earnings (A-C)	1,200	1,220	1,095	1,050	1,197	1,002	1,085	957

Average invested capital (D)	23,539	23,680	23,720	23,979	22,389	22,573	22,857	23,283

Average common equity (E)	9,581	9,668	9,779	9,820	9,064	9,152	9,299	9,415

(%)
Return on average invested capital – As-Reported (B/D)	5.7	5.8	5.8	5.6	6.9	5.9	5.5	4.7
Return on average invested capital – Operational ((B-C)/D)	6.8	6.8	6.3	6.1	7.0	6.1	6.4	5.8

Return on average common equity – As-Reported (A/E)	9.9	10.1	9.9	9.6	12.8	10.5	9.3	7.6
Return on average common equity – Operational ((A-C)/E)	12.5	12.6	11.2	10.7	13.2	10.9	11.7	10.2

As reported non-fuel O&M (F)	795	882	914	988	815	911	904	959

Special items included in non-fuel O&M
HCM implementation expenses	(5)	(7)	(1)	(3)	—	(6)	(11)	(27)
Decision to close VY	(7)	(9)	(10)	(18)	—	—	—	(21)
Transmission business spin-merge expenses	—	—	—	—	(7)	(13)	(11)	(6)
Total special items included in non-fuel O&M (G)	(12)	(16)	(11)	(21)	(7)	(19)	(22)	(54)

Operational non-fuel O&M (F-G)	807	898	925	1,009	822	930	926	1,013
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
Gross debt (A)	14,030	13,678	13,473	12,387	11,816
Less securitization debt (B)	785	883	973	1,071	931
Gross debt, excluding securitization debt (A-B)	13,245	12,795	12,500	11,316	10,885
Less cash and cash equivalents (C)	1,422	739	533	694	1,294
Net debt, excluding securitization debt (A-B-C)	11,823	12,056	11,967	10,622	9,591
Total capitalization (D)	24,343	23,615	22,951	21,629	20,623
Less securitization debt (E)	785	883	973	1,071	931
Total capitalization, excluding securitization debt (D-E)	23,558	22,732	21,978	20,558	19,692
Less cash and cash equivalents (F)	1,422	739	533	694	1,294
Net capitalization, excluding securitization debt (D-E-F)	22,136	21,993	21,445	19,864	18,398
(%)
Debt to capital ratio (A/D)	57.6	57.9	58.7	57.3	57.3
Debt to capital ratio, excluding securitization debt ((A-B)/D-E))	56.2	56.3	56.9	55.0	55.3
Net debt to net capital ratio, excluding securitization debt ((A-B-C)/(D-E-F))	53.4	54.8	55.8	53.5	52.1

Revolver capacity (G)	3,592	3,977	3,462	2,001	2,354

Gross liquidity (C+G)	5,014	4,716	3,995	2,695	3,648

Entergy Corporation notes:
Due March 2011	—	—	—	—	86
Due September 2015	550	550	550	550	550
Due January 2017	500	500	500	—	—
Due September 2020	450	450	450	450	450
Total parent long-term debt (H)	1,500	1,500	1,500	1,000	1,086
Revolver draw (I)	695	255	795	1,920	1,632
Commercial paper (J)	484	1,045	665	—	—

Total parent debt (H)+(I)+(J)	2,679	2,800	2,960	2,920	2,718

Parent debt to total debt ratio, excluding securitization debt % ((H)+(I)+(J))/(A-B)	20.2	21.9	23.7	25.8	25.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ millions)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
Gross debt (A)	13,860	13,692	13,673	14,030	13,471	13,747	13,623	13,678
Less securitization debt (B)	861	832	814	785	952	927	910	883
Gross debt, excluding securitization debt (A-B)	12,999	12,860	12,859	13,245	12,519	12,820	12,713	12,795
Less cash and cash equivalents (C)	908	650	1,069	1,422	263	311	365	739
Net debt, excluding securitization debt (A-B-C)	12,091	12,210	11,790	11,823	12,256	12,509	12,348	12,056
Total capitalization (D)	24,113	24,059	24,127	24,343	22,965	23,302	23,312	23,615
Less securitization debt (E)	861	832	814	785	952	927	910	883
Total capitalization, excluding securitization debt (D-E)	23,252	23,227	23,313	23,558	22,013	22,375	22,402	22,732
Less cash and cash equivalents (F)	908	650	1,069	1,422	263	311	365	739
Net capitalization, excluding securitization debt (D-E-F)	22,344	22,577	22,244	22,136	21,750	22,064	22,037	21,993
(%)
Debt to capital ratio (A/D)	57.5	56.9	56.7	57.6	58.7	59.0	58.4	57.9
Debt to capital ratio, excluding securitization debt ((A-B)/D-E))	55.9	55.4	55.2	56.2	56.9	57.3	56.7	56.3
Net debt to net capital ratio, excluding securitization debt ((A-B-C)/(D-E-F))	54.1	54.1	53.0	53.4	56.3	56.7	56.0	54.8

Revolver capacity (G)	4,077	4,003	3,975	3,592	3,542	3,819	4,129	3,977

Gross liquidity (C+G)	4,985	4,653	5,044	5,014	3,805	4,130	4,494	4,716

Entergy Corporation notes:
Due September 2015	550	550	550	550	550	550	550	550
Due January 2017	500	500	500	500	500	500	500	500
Due September 2020	450	450	450	450	450	450	450	450
Total parent long-term debt (H)	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
Revolver draw (I)	115	195	245	695	570	190	150	255
Commercial paper (J)	1,059	909	776	484	883	947	1,015	1,045

Total parent debt (H)+(I)+(J)	2,674	2,604	2,521	2,679	2,953	2,637	2,665	2,800

Parent debt to total debt ratio, excluding securitization debt % ((H)+(I)+(J))/(A-B)	20.6	20.2	19.6	20.2	23.6	20.6	21.0	21.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
Total debt (A)	14,030	13,678	13,473	12,387	11,816
Less securitization debt (B)	785	883	973	1,071	931
Total debt, excluding securitization debt (C)	13,245	12,795	12,500	11,316	10,885
As-reported consolidated net income, rolling 12 months	960	731	868	1,367	1,270
Add back: interest expense, rolling 12 months	628	604	569	514	575
Add back: income tax expense, rolling 12 months	590	226	31	286	617
Add back: depreciation and amortization, rolling 12 months	1,319	1,261	1,145	1,102	1,070
Add back: regulatory charges (credits), rolling 12 months	(14)	46	175	206	45
Subtract: securitization proceeds, rolling 12 months	130	127	132	116	94
Subtract: interest and investment income, rolling 12 months	148	199	128	129	184
Subtract: AFUDC - equity funds, rolling 12 months	65	66	93	84	59
Add back: decommissioning expense, rolling 12 months	273	242	185	191	212
Adjusted EBITDA, rolling 12 months (D)	3,413	2,718	2,620	3,337	3,452
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	36	39	13	—
Add back: special item for non-utility nuclear spin-off expenses, rolling 12 months (pre-tax)	—	—	—	—	163
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	16	60	—	—	—
Add back: special item resulting from decision to close VY, rolling 12 months (pre-tax)	154	343	356	—	—
Operational adjusted EBITDA, rolling 12 months (E)	3,583	3,157	3,015	3,350	3,615
Debt to operational adjusted EBITDA, excluding securitization debt (C)/(E)	3.7	4.1	4.1	3.4	3.0

Net cash flow provided by operating activities, rolling 12 months (F)	3,890	3,189	2,940	3,129	3,926
AFUDC borrowed funds used during construction, rolling 12 months (G)	(34)	(26)	(37)	(38)	(35)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	98	(181)	(14)	28	(100)
Fuel inventory	4	5	(12)	5	(11)
Accounts payable	(13)	94	(7)	(132)	217
Prepaid taxes and taxes accrued	(63)	(143)	55	580	(117)
Interest accrued	25	(4)	1	(34)	18
Other working capital accounts	112	(66)	(152)	42	(160)
Securitization regulatory charge	97	93	94	77	56
Total (H)	260	(202)	(35)	566	(97)
FFO, rolling 12 months (F)+(G)-(H)	3,596	3,365	2,938	2,525	3,988
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	36	37	10	—
Add back: special item for non-utility nuclear spin-off expenses, rolling 12 months (pre-tax)	—	—	—	—	56
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	51	24	—	—	—
Add back: special item resulting from decision to close VY, rolling 12 months (pre-tax)	7	4	—	—	—
Operational FFO, rolling 12 months (I)	3,654	3,429	2,975	2,535	4,044
Operational FFO to debt ratio, excluding securitization debt % (I)/(C)	27.6	26.8	23.8	22.4	37.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ millions)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
Total debt (A)	13,860	13,692	13,673	14,030	13,471	13,747	13,623	13,678
Less securitization debt (B)	861	832	814	785	952	927	910	883
Total debt, excluding securitization debt (C)	12,999	12,860	12,859	13,245	12,519	12,820	12,713	12,795
As-reported consolidated net income, rolling 12 months	970	996	968	960	1,182	980	881	731
Add back: interest expense, rolling 12 months	612	618	623	628	580	590	593	604
Add back: income tax expense, rolling 12 months	326	382	519	590	148	343	135	226
Add back: depreciation and amortization, rolling 12 months	1,289	1,323	1,330	1,319	1,165	1,188	1,231	1,261
Add back: regulatory charges (credits), rolling 12 months	44	26	16	(14)	180	46	36	46
Subtract: securitization proceeds, rolling 12 months	132	133	132	130	133	129	127	127
Subtract: interest and investment income, rolling 12 months	196	180	206	148	125	136	135	199
Subtract: AFUDC - equity funds, rolling 12 months	68	67	66	65	81	69	68	66
Add back: decommissioning expense, rolling 12 months	249	257	264	273	186	233	237	242
Adjusted EBITDA, rolling 12 months (D)	3,094	3,222	3,316	3,413	3,102	3,046	2,783	2,718
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	29	16	6	—	38	41	41	36
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	65	66	55	16	—	6	18	60
Add back: special item resulting from decision to close VY, rolling 12 months (pre-tax)	353	364	186	154	—	—	292	343
Operational adjusted EBITDA, rolling 12 months (E)	3,541	3,668	3,563	3,583	3,140	3,093	3,134	3,157
Debt to operational adjusted EBITDA, excluding securitization debt (C)/(E)	3.7	3.5	3.6	3.7	4.0	4.1	4.1	4.1

Net cash flow provided by operating activities, rolling 12 months (F)	3,412	3,602	3,881	3,890	2,884	2,868	2,920	3,189
AFUDC borrowed funds used during construction, rolling 12 months (G)	(27)	(29)	(31)	(34)	(33)	(29)	(28)	(26)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(102)	(9)	(26)	98	(200)	(180)	(126)	(181)
Fuel inventory	26	31	18	4	3	14	14	5
Accounts payable	168	(11)	135	(13)	98	137	(231)	94
Prepaid taxes and taxes accrued	(187)	(124)	(117)	(63)	109	10	5	(143)
Interest accrued	2	1	18	25	3	5	—	(4)
Other working capital accounts	(29)	(48)	11	112	(269)	(177)	(102)	(66)
Securitization regulatory charge	98	99	99	97	95	92	91	93
Total (H)	(24)	(61)	138	260	(161)	(99)	(349)	(202)
FFO, rolling 12 months (F)+(G)-(H)	3,409	3,634	3,712	3,596	3,012	2,938	3,241	3,365
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	31	21	8	—	36	37	40	36
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	53	55	52	51	—	6	12	24
Add back: special item resulting from decision to close VY, rolling 12 months (pre-tax)	6	8	8	7	—	—	1	4
Operational FFO, rolling 12 months (I)	3,499	3,718	3,780	3,654	3,048	2,981	3,294	3,429
Operational FFO to debt ratio, excluding securitization debt % (I)/(C)	26.9	28.9	29.4	27.6	24.3	23.3	25.9	26.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Net Income (A)	829.1	828.9	943.0	1,106.5	812.4
Preferred dividends	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	327.5	313.1	293.1	280.4	303.4
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	1,173.9	1,159.3	1,253.4	1,404.2	1,133.2

Utility special items
Transmission business spin-merge expenses	—	(8.7)	(37.1)	—	—
HCM implementation expenses	(7.6)	(20.3)	—	—	—
Total special items (C)	(7.6)	(29.0)	(37.1)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,181.5	1,188.3	1,290.6	1,404.2	1,133.2
Operational earnings (A-C)	836.7	857.8	980.1	1,106.5	812.4

As-reported Utility non-fuel O&M (D)	2,394.6	2,388.9	2,190.4	2,055.6	2,057.1

Utility special tems included in non-fuel O&M
Transmission business spin-merge expenses	12.6	28.3	38.2	—	—
HCM implementation expenses	—	35.7	—	—	—
Total special items included in non-fuel O&M (E)	12.6	64.0	38.2	—	—

Operational Utility non-fuel O&M (D-E)	2,382.0	2,324.9	2,152.2	2,055.6	2,057.1

Average invested capital (F)	20,213	19,488	18,154	16,877	16,412
Average common equity (G)	8,904	8,599	7,991	7,462	7,109

Gross debt (H)	11,272	10,784	10,433	9,332	8,937
Less securitization debt (I)	785	883	974	1,071	931
Gross debt, excluding securitization debt (H-I)	10,487	9,901	9,459	8,262	8,006
Less cash and cash equivalents (J)	973	551	380	360	822
Net debt, excluding securitization debt (H-I-J)	9,514	9,350	9,079	7,902	7,185

Total capitalization (K)	20,459	19,967	19,010	17,298	16,457
Less securitization debt (L)	785	883	974	1,071	931
Total capitalization, excluding securitization debt (K-L)	19,674	19,084	18,036	16,227	15,526
Less cash and cash equivalents (M)	973	551	380	360	822
Net capitalization, excluding securitization debt (K-L-M)	18,701	18,533	17,656	15,867	14,704

(%)
Return on average invested capital – As-Reported (B/F)	5.8	5.9	6.9	8.3	6.9
Return on average invested capital – Operational ((B-C)/F)	5.8	6.1	7.1	8.3	6.9
Return on average common equity – As-Reported (A/G)	9.3	9.6	11.8	14.8	11.4
Return on average common equity – Operational ((A-C)/G)	9.4	10.0	12.3	14.8	11.4
Debt to capital ratio (H/K)	55.1	54.0	54.9	54.0	54.3
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	53.3	51.9	52.4	50.9	51.6
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	50.9	50.5	51.4	49.8	48.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ millions)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
As-Reported Net Income (A)	201.1	207.8	310.9	109.3	123.5	196.2	348.0	161.2
Less special items (B)	(2.3)	(3.5)	(0.3)	(1.5)	(6.3)	(14.9)	(15.3)	7.5
Operational earnings (A-B)	203.4	211.3	311.2	110.8	129.8	211.1	363.3	153.7

As-Reported Net Income-rolling 12 months (C)	906.5	918.1	881.0	829.1	1,003.6	895.7	947.4	828.9
Preferred dividends	17.3	17.3	17.3	17.4	17.3	17.3	17.3	17.3
Tax-effected interest expense	317.7	321.1	324.1	327.5	297.2	303.4	306.6	313.1
As-Reported Net Income, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D)	1,241.5	1,256.5	1,222.4	1,174.0	1,318.1	1,216.4	1,271.3	1,159.3

Special items in prior quarters	(25.0)	(13.7)	1.4	(7.6)	(31.3)	(27.7)	(31.9)	(36.5)
Special items in current quarter	(2.3)	(3.5)	(0.3)	(1.5)	(6.3)	(14.9)	(15.3)	7.5
Total special items (E)	(27.3)	(17.2)	1.1	(9.1)	(37.6)	(42.6)	(47.2)	(29.0)

Operational earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,268.8	1,273.7	1,221.3	1,183.1	1,355.7	1,259.0	1,318.5	1,188.3
Operational earnings, rolling 12 months (C-E)	933.8	935.3	879.9	838.2	1,041.2	938.3	994.6	857.8

As-reported Utility non-fuel O&M (F)	526.2	584.5	617.1	666.7	549.8	616.8	601.4	620.8

Utility special tems included in non-fuel O&M
Transmission business spin-merge expenses	3.9	5.6	0.7	2.4	—	4.4	8.2	15.7
HCM implementation expenses	—	—	—	—	6.6	12.7	10.6	5.7
Total special items included in non-fuel O&M (G)	3.9	5.6	0.7	2.4	6.6	17.1	18.8	21.4

Operational Utility non-fuel O&M (F-G)	522.3	579.0	616.4	664.3	543.2	599.7	582.6	599.4

Average invested capital (H)	19,623	19,990	20,117	20,213	18,200	18,684	19,048	19,488
Average common equity (I)	8,592	8,713	8,885	8,904	7,955	8,189	8,426	8,599

Gross debt (J)	11,092	10,993	11,055	11,272	10,409	10,999	10,847	10,784
Less securitization debt (K)	861	832	814	785	952	927	910	883
Gross debt, excluding securitization debt (J-K)	10,231	10,161	10,241	10,487	9,457	10,072	9,937	9,901
Less cash and cash equivalents (L)	611	319	489	973	98	169	235	551
Net debt, excluding securitization debt (J-K-L)	9,620	9,842	9,752	9,514	9,359	9,903	9,702	9,350

Total capitalization (M)	20,345	20,288	20,464	20,459	18,900	19,691	19,770	19,967
Less securitization debt (N)	861	832	814	785	952	927	910	883
Total capitalization, excluding securitization debt (M-N)	19,484	19,456	19,650	19,674	17,948	18,764	18,860	19,084
Less cash and cash equivalents (O)	611	319	489	973	98	169	235	551
Net capitalization, excluding securitization debt (M-N-O)	18,873	19,137	19,161	18,701	17,850	18,595	18,625	18,533

(%)
Return on average invested capital –
As-Reported (D/H)	6.3	6.3	6.1	5.8	7.2	6.5	6.7	5.9
Return on average invested capital –
Operational ((D-E)/H)	6.5	6.4	6.1	5.8	7.4	6.7	6.9	6.1
Return on average common equity –
As-Reported (C/I)	10.6	10.5	9.9	9.3	12.6	10.9	11.2	9.6
Return on average common equity –
Operational ((C-E)/I)	10.8	10.7	9.9	9.4	13.1	11.5	11.8	10.0
Debt to capital ratio (J/M)	54.5	54.2	54.0	55.1	55.1	55.9	54.9	54.0
Debt to capital ratio, excluding securitization debt ((J-K)/(M-N))	52.5	52.2	52.1	53.3	52.7	53.7	52.7	51.9
Net debt to net capital ratio, excluding securitization debt ((J-K-L)/(M-N-O))	51.0	51.4	50.9	50.9	52.4	53.3	52.1	50.5
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Earnings (A)	114.5	155.1	145.5	158.0	165.7
Preferred dividends	6.9	6.9	6.9	6.9	6.9
Tax-effected interest expense	55.5	54.3	49.5	49.7	54.9
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	176.9	216.3	201.9	214.6	227.6

Special items
Transmission business spin-merge expenses	—	(0.4)	(13.0)	—	—
HCM implementation expenses	(1.4)	(2.4)	—	—	—
Total special items (C)	(1.4)	(2.8)	(13.0)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	178.3	219.1	214.9	214.6	227.6
Operational earnings (A-C)	115.9	157.9	158.5	158.0	165.7
Average invested capital (D)	4,452	4,050	3,665	3,460	3,385
Average invested capital, excluding securitization (E)	4,369	3,955	3,557	3,341	3,323
Average common equity (F)	1,772	1,650	1,512	1,424	1,408

Gross debt (G)	2,720	2,407	2,162	1,911	1,928
Less securitization debt (H)	76	89	102	114	124
Gross debt, excluding securitization debt (G-H)	2,644	2,318	2,060	1,797	1,804
Less cash and cash equivalents (I)	219	127	35	23	106
Net debt, excluding securitization debt (G-H-I)	2,425	2,191	2,026	1,775	1,698

Total capitalization (J)	4,661	4,243	3,858	3,472	3,448
Less securitization debt (K)	76	89	102	114	124
Total capitalization, excluding securitization debt (J-K)	4,585	4,154	3,756	3,358	3,324
Less cash and cash equivalents (L)	219	127	35	23	106
Net capitalization, excluding securitization debt (J-K-L)	4,366	4,027	3,722	3,335	3,218

(%)
Return on average invested capital – As-Reported (B/D)	4.0	5.3	5.5	6.2	6.7
Return on average invested capital – Operational ((B-C)/E)	4.1	5.5	6.0	6.4	6.8
Return on average common equity – As-Reported (A/F)	6.5	9.4	9.6	11.1	11.8
Return on average common equity – Operational ((A-C)/F)	6.5	9.6	10.5	11.1	11.8
Debt to capital ratio (G/J)	58.4	56.7	56.0	55.0	55.9
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	57.7	55.8	54.8	53.5	54.3
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	55.6	54.4	54.4	53.2	52.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Earnings (A)	161.7	160.8	158.2	200.8	173.5
Preferred dividends	0.8	0.8	0.8	0.8	0.8
Tax-effected interest expense	50.8	48.2	49.2	49.7	60.2
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	213.3	209.8	208.2	251.3	234.6

Special items
Transmission business spin-merge expenses	—	(2.8)	(4.6)	—	—
HCM implementation expenses	(1.2)	(2.5)	—	—	—
Total special items (C)	(1.2)	(5.2)	(4.6)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	214.5	215.0	212.8	251.3	234.6
Operational earnings (A-C)	162.9	166.0	162.8	200.8	173.5
Average invested capital (D)	3,021	2,944	2,888	2,962	3,122
Average members' equity (E)	1,436	1,412	1,348	1,389	1,429

Gross debt (F)	1,623	1,528	1,517	1,542	1,584
Less cash and cash equivalents (G)	163	16	36	25	155
Net debt (F-G)	1,460	1,512	1,482	1,517	1,429

Total capitalization (H)	3,053	2,988	2,900	2,876	3,049
Less cash and cash equivalents (I)	163	16	36	25	155
Net capitalization (H-I)	2,890	2,972	2,865	2,851	2,893

(%)
Return on average invested capital – As-Reported (B/D)	7.1	7.1	7.2	8.5	7.5
Return on average invested capital – Operational ((B-C)/D)	7.1	7.3	7.4	8.5	7.5
Return on average members' equity – As-Reported (A/E)	11.3	11.4	11.7	14.5	12.1
Return on average members' equity – Operational ((A-C)/E)	11.3	11.8	12.1	14.5	12.1
Debt to capital ratio (F/H)	53.1	51.1	52.3	53.6	52.0
Net debt to net capital ratio ((F-G)/(H-I))	50.5	50.9	51.7	53.2	49.4
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Net Income (A)	74.8	57.9	42.0	80.8	66.2
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	53.0	54.7	57.2	56.0	56.5
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	127.8	112.6	99.2	136.8	122.7

Special items
Transmission business spin-merge expenses	—	(3.2)	(4.6)	—	—
HCM implementation expenses	(1.1)	(5.6)	—	—	—
Total special items (C)	(1.1)	(8.8)	(4.6)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	128.9	121.4	103.8	136.8	122.7

Operational earnings (A-C)	75.9	66.7	46.6	80.8	66.2
Average invested capital (D)	2,407	2,458	2,524	2,530	2,493
Average invested capital, excluding securitization debt (E)	1,810	1,798	1,804	1,752	1,670
Average common equity (F)	889	871	877	862	834

Gross debt (G)	1,479	1,557	1,618	1,677	1,659
Less securitization debt (H)	566	629	690	750	807
Gross debt, excluding securitization debt (G-H)	913	928	928	927	852
Less cash and cash equivalents (I)	30	47	60	65	35
Net debt, excluding securitization debt (G-H-I)	883	881	867	862	817

Total capitalization (J)	2,371	2,444	2,472	2,576	2,484
Less securitization debt (K)	566	629	690	750	807
Total capitalization, excluding securitization debt (J-K)	1,805	1,815	1,782	1,827	1,676
Less cash and cash equivalents (L)	30	47	60	65	35
Net capitalization, excluding securitization debt (J-K-L)	1,775	1,768	1,722	1,762	1,641

(%)
Return on average invested capital – As-Reported (B/D)	5.3	4.6	3.9	5.4	4.9
Return on average invested capital – Operational ((B-C)/E)	7.1	6.8	5.5	7.8	7.3
Return on average common equity – As-Reported (A/F)	8.4	6.6	4.8	9.4	7.9
Return on average common equity – Operational ((A-C)/F)	8.5	7.7	5.3	9.4	7.9
Debt to capital ratio (G/J)	62.4	63.7	65.4	65.1	66.8
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	50.6	51.1	52.2	50.8	50.8
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	49.7	49.8	50.4	48.9	49.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Earnings (A)	276.6	245.5	274.1	467.0	224.5
Preferred dividends	7.0	7.0	7.0	7.0	7.0
Tax-effected interest expense	90.1	86.4	72.9	61.2	62.5
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	373.7	338.9	354.0	535.2	294.0

Special items
Transmission business spin-merge expenses	—	(1.2)	(6.6)	—	—
HCM implementation expenses	(2.3)	(2.6)	—	—	—
Total special items (C)	(2.3)	(3.8)	(6.6)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	376.0	342.7	360.6	535.2	294.0
Operational earnings (A-C)	278.9	249.3	280.7	467.0	224.5
Average invested capital (D)	6,259	6,075	5,406	4,414	3,890
Average invested capital, excluding securitization (E)	6,105	5,901	5,212	4,311	3,890
Average members’ equity (F)	2,846	2,923	2,718	2,251	1,924

Gross debt (G)	3,403	3,222	2,881	2,297	1,830
Less securitization debt (H)	143	165	182	207	—
Gross debt, excluding securitization debt (G-H)	3,260	3,058	2,699	2,090	1,830
Less cash and cash equivalents (I)	158	124	30	1	123
Net debt, excluding securitization debt (G-H-I)	3,102	2,934	2,669	2,089	1,707

Total capitalization (J)	6,319	6,198	5,951	4,862	3,967
Less securitization debt (K)	143	165	182	207	—
Total capitalization, excluding securitization debt (J-K)	6,176	6,033	5,770	4,655	3,967
Less cash and cash equivalents (L)	158	124	30	1	123
Net capitalization, excluding securitization debt (J-K-L)	6,018	5,909	5,740	4,654	3,844

(%)
Return on average invested capital – As-Reported (B/D)	6.0	5.6	6.5	12.1	7.6
Return on average invested capital – Operational ((B-C)/E)	6.2	5.8	6.9	12.4	7.6
Return on average members’ equity – As-Reported (A/F)	9.7	8.4	10.1	20.7	11.7
Return on average members’ equity – Operational ((A-C)/F)	9.8	8.5	10.3	20.7	11.7
Debt to capital ratio (G/J)	53.8	52.0	48.4	47.2	46.1
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	52.8	50.7	46.8	44.9	46.1
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	51.5	49.6	46.5	44.9	44.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Earnings (A)	72.0	79.3	43.9	105.9	82.5
Preferred dividends	2.8	2.8	2.8	2.8	2.8
Tax-effected interest expense	34.3	35.4	34.0	29.5	32.1
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	109.1	117.5	80.8	138.3	117.4

Special items
Transmission business spin-merge expenses	—	(0.9)	(7.5)	—	—
HCM implementation expenses	(1.2)	(4.5)	—	—	—
Total special items (C)	(1.2)	(5.4)	(7.5)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	110.3	122.9	88.3	138.3	117.4
Operational earnings (A-C)	73.2	84.7	51.4	105.9	82.5
Average invested capital (D)	2,068	2,084	1,963	1,720	1,609
Average common equity (E)	957	916	858	784	714

Gross debt (F)	1,063	1,059	1,178	931	839
Less cash and cash equivalents (G)	62	—	53	—	1
Net debt (F-G)	1,001	1,059	1,125	931	837

Total capitalization (H)	2,076	2,061	2,108	1,817	1,622
Less cash and cash equivalents (I)	62	—	53	—	1
Net capitalization (H-I)	2,014	2,061	2,055	1,817	1,621

(%)
Return on average invested capital – As-Reported (B/D)	5.3	5.6	4.1	8.0	7.3
Return on average invested capital – Operational ((B-C)/D)	5.3	5.9	4.5	8.0	7.3
Return on average common equity – As-Reported (A/E)	7.5	8.7	5.1	13.5	11.6
Return on average common equity – Operational ((A-C)/E)	7.7	9.3	6.0	13.5	11.6
Debt to capital ratio (F/H)	51.2	51.4	55.9	51.2	51.7
Net debt to net capital ratio ((F-G)/(H-I))	49.7	51.4	54.7	51.2	51.7
Calculations may differ due to rounding.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Earnings (A)	27.7	10.7	16.1	35.0	30.1
Preferred dividends	1.0	1.0	0.9	1.0	1.0
Tax-effected interest expense	7.9	8.1	6.8	6.7	7.9
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	36.6	19.8	23.8	42.7	39.0

Special items
Transmission business spin-merge expenses	—	(0.1)	(0.9)	—	—
HCM implementation expenses	(0.4)	(2.7)	—	—	—
Total special items (C)	(0.4)	(2.9)	(0.9)	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	37.0	22.5	24.7	42.7	39.0
Operational earnings (A-C)	28.1	13.6	17.0	35.0	30.1

Average invested capital (D)	463	432	390	371	436
Average common equity (E)	217	201	188	185	197

Gross debt (F)	226	226	196	167	167
Less cash and cash equivalents (G)	42	34	9	10	55
Net debt (F-G)	184	192	187	157	112

Total capitalization (H)	474	452	412	367	375
Less cash and cash equivalents (I)	42	34	9	10	55
Net capitalization (H-I)	432	418	402	358	320

(%)
Return on average invested capital – As-Reported (B/D)	7.9	4.6	6.1	11.5	8.9
Return on average invested capital – Operational ((B-C)/D)	8.0	5.2	6.3	11.5	8.9
Return on average common equity – As-Reported (A/E)	12.8	5.3	8.5	19.0	15.3
Return on average common equity – Operational ((A-C)/E)	12.9	6.8	9.0	19.0	15.3
Debt to capital ratio (F/H)	47.7	50.0	47.7	45.3	44.6
Net debt to net capital ratio ((F-G)/(H-I))	42.5	46.0	46.5	43.8	35.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
As-Reported Net Income (A)	96.3	113.7	111.9	64.2	82.6
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	35.1	23.0	23.4	25.5	29.9
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	131.4	136.7	135.3	89.7	112.5

Special items
Transmission business spin-merge expenses	—	—	—	—	—
HCM implementation expenses	—	—	—	—	—
Total special items (C)	—	—	—	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	131.4	136.7	135.3	89.7	112.5
Operational earnings (A-C)	96.3	113.7	111.9	64.2	82.6
Average invested capital (D)	1,618	1,645	1,602	1,614	1,666
Average common equity (E)	873	854	817	806	821

Gross debt (F)	731	757	824	747	869
Less cash and cash equivalents (G)	223	127	84	185	264
Net debt (F-G)	508	630	740	562	605

Total capitalization (H)	1,602	1,634	1,657	1,548	1,681
Less cash and cash equivalents (I)	223	127	84	185	264
Net capitalization (H-I)	1,379	1,507	1,573	1,362	1,417

(%)
Return on average invested capital – As-Reported (B/D)	8.1	8.3	8.4	5.6	6.8
Return on average invested capital – Operational ((B-C)/D)	8.1	8.3	8.4	5.6	6.8
Return on average common equity – As-Reported (A/E)	11.0	13.3	13.7	8.0	10.1
Return on average common equity – Operational ((A-C)/E)	11.0	13.3	13.7	8.0	10.1
Debt to capital ratio (F/H)	45.7	46.4	49.7	48.3	51.7
Net debt to net capital ratio ((F-G)/(H-I))	36.9	41.8	47.1	41.2	42.7
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014
($ millions)	2014	2013	2012	2011	2010
As-Reported Net Income (A)	292.3	42.9	40.4	488.6	447.4
Preferred dividends	2.2	0.1	—	3.3	2.7
Tax-effected interest expense	10.2	10.0	11.0	20.3	63.2
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	304.7	53.0	51.4	512.2	513.3

Special items
Decision to close VY	(99.7)	(204.8)	(223.5)	—	—
HCM implementation expenses	(2.1)	(15.0)	—	—	—
Non-utility nuclear spin-off expenses	—	—	—	—	(100.7)
Total special items (C)	(101.8)	(219.8)	(223.5)	—	(100.7)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	406.5	272.8	274.9	512.2	614.0
Operational earnings (A-C)	394.1	262.7	263.9	488.6	548.1

Average invested capital (D)	5,204	5,145	5,513	5,627	5,378
Average common equity (E)	4,921	4,978	5,328	5,029	4,252

Gross debt (F)	318	199	111	204	851
Less cash and cash equivalents (G)	433	176	141	323	454
Net debt (F-G)	(115)	23	(30)	(119)	397

Total capitalization (H)	5,460	4,948	5,341	5,685	5,569
Less cash and cash equivalents (I)	433	176	141	323	454
Net capitalization (H-I)	5,027	4,772	5,201	5,362	5,115

(%)
Return on average invested capital – As-Reported (B/D)	5.9	1.0	0.9	9.1	9.5
Return on average invested capital – Operational ((B-C)/D)	7.8	5.3	5.0	9.1	11.4
Return on average common equity – As-Reported (A/E)	5.9	0.9	0.8	9.7	10.5
Return on average common equity – Operational ((A-C)/E)	8.0	5.3	5.0	9.7	12.9
Debt to capital ratio (F/H)	5.8	4.0	2.1	3.6	15.3
Net debt to net capital ratio ((F-G)/(H-I))	(2.3)	0.5	(0.6)	(2.2)	7.8
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ millions)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
For the quarter:
As-Reported Net Income (A)	241.9	25.9	(33.2)	57.1	82.1	11.5	(92.8)	42.1
Less special items (B)	(6.6)	(7.5)	(74.0)	(13.7)	0	(1.1)	(175.2)	(43.6)
Operational earnings (A-B)	248.5	33.4	40.8	70.8	82.1	12.7	82.3	85.6

As-Reported Net Income, rolling 12 months (C)	202.7	217.1	276.7	292.3	298.5	239.3	59.7	42.9
Preferred dividends	0.5	0.5	0.5	0.5	0	0	0	0.9
Tax-effected interest expense	11.3	10.9	10.6	10.2	9.1	8.0	8.7	10.0
As-Reported Net Income, rolling
12 months adjusted for preferred
dividends and tax-effected interest
expense (D)	214.5	228.5	287.8	303.0	307.6	247.3	68.4	53.8

Special items in prior quarters	(219.8)	(225.3)	(57.6)	(88.0)	0	0	(1.1)	(176.3)
Special items in current quarter	(6.6)	(7.5)	(74.0)	(13.7)	0	(1.1)	(175.2)	(43.6)
Total special items (E)	(226.4)	(232.8)	(131.6)	(101.7)	0	(1.1)	(176.3)	(219.8)

Operational earnings, rolling 12 months adjusted
for preferred dividends and tax-effected
interest expense (D-E)	440.9	461.3	419.4	404.7	307.6	248.4	244.7	273.6
Operational earnings, rolling 12 months (C-E)	429.1	449.9	408.3	394.0	298.5	240.4	236.0	262.7
Average invested capital (F)	4,879	5,292	5,185	5,204	5,548	5,539	5,456	5,145
Average common equity (G)	4,764	5,176	4,958	4,921	5,390	5,415	5,235	4,978

Gross debt (H)	96	97	139	318	110	111	316	199
Less cash and cash equivalents (I)	287	318	277	433	162	140	126	177
Net debt (H-I)	(191)	(221)	(138)	(115)	(52)	(29)	191	22

Total capitalization (J)	4,319	5,006	4,835	5,460	5,439	5,578	5,536	4,948
Less cash and cash equivalents (K)	287	318	277	433	162	140	126	177
Net capital (J-K)	4,032	4,688	4,558	5,027	5,277	5,438	5,410	4,771

(%)
Return on average invested capital –
As-Reported (D/F)	4.4	4.3	5.6	5.9	5.5	4.5	1.3	1.0
Return on average invested capital –
Operational ((D-E)/F)	9.0	8.7	8.1	7.8	5.5	4.5	4.5	5.3
Return on average common equity –
As-Reported (C/G)	4.3	4.2	5.6	5.9	5.5	4.4	1.1	0.9
Return on average common equity –
Operational ((C-E)/G)	9.0	8.7	8.2	8.0	5.5	4.4	4.5	5.3
Debt to capital ratio (H/J)	2.2	1.9	2.9	5.8	2.0	2.0	5.7	4.0
Net debt to net capital ratio ((H-I)/(J-K))	(4.7)	(4.7)	(3.0)	(2.3)	(1.0)	(0.5)	3.5	0.5
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ in thousands except where noted)	2014	2013	2012	2011	2010
As-reported EWC operating revenues (A)	2,719,405	2,312,758	2,326,309	2,413,773	2,566,156
Less Palisades below-market PPA amortization (B)	16,496	17,656	16,725	42,996	46,296
Adjusted EWC operating revenues (A-B)	2,702,909	2,295,102	2,309,584	2,370,777	2,519,860

EWC billed sales (GWh) (C)	44,424	45,127	46,178	43,497	42,934

As-reported EWC average total revenue per MWh (A/C)	61.21	51.25	50.38	55.49	59.77
Adjusted EWC average total revenue per MWh ((A-B)/(C))	60.84	50.86	50.02	54.50	58.69

Adjusted EWC operating revenues (D)	2,702,909
Less Vermont Yankee operating revenue (E)	315,293
Adjusted EWC operating revenues excluding Vermont Yankee (D-E)	2,387,616

EWC billed sales excluding Vermont Yankee (GWh) (F)	39,364

Adjusted EWC average total revenue per MWh excluding VY (D-E)/(F)	60.65

As-reported EWC non-fuel O&M (G)	1,172,339	1,179,824	1,092,602	1,056,070	1,194,965

Special Items included in non-fuel O&M
Decision to close VY	43,516	21,130	0	0	0
HCM implementation expenses	3,261	15,953	0	0	0
Non-utility nuclear spin-off expenses	0	0	0	0	116,503
Total special items included in non-fuel O&M (H)	46,777	37,083	0	0	116,503

Operational EWC non-fuel O&M (G-H)	1,125,562	1,142,741	1,092,602	1,056,070	1,078,462

As-reported EWC non-fuel O&M expense per MWh (G/C)	26.39	26.14	23.66	24.28	27.83
Operational EWC non-fuel O&M expense per MWh ((G-H)/(C))	25.34	25.32	23.66	24.28	25.12
Totals may not foot due to rounding.
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ in thousands except where noted)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
As-reported EWC operating revenues (A)	912,122	577,891	605,740	623,652	613,733	533,523	623,321	542,181
Less Palisades below-market PPA amortization (B)	4,124	4,124	4,124	4,124	4,414	4,414	4,414	4,414
Adjusted EWC operating revenues (A-B)	907,998	573,767	601,616	619,528	609,319	529,109	618,907	537,767

EWC billed sales (GWh) (C)	10,014	11,533	11,328	11,550	10,387	11,172	11,630	11,938

As-reported EWC average total revenue per MWh (A/C)	91.08	50.11	53.47	54.00	59.09	47.76	53.60	45.42
Adjusted EWC average total revenue per MWh ((A-B)/(C))	90.68	49.75	53.11	53.64	58.66	47.36	53.22	45.05

Adjusted EWC operating revenues (D)	907,998	573,767	601,616	619,528
Less Vermont Yankee operating revenue (E)	156,246	58,242	47,824	52,981
Adjusted EWC operating revenues excluding Vermont Yankee (D-E)	751,752	515,525	553,792	566,547

EWC billed sales excluding Vermont Yankee (GWh) (F)	8,693	10,211	10,018	10,442

Adjusted EWC average total revenue per MWh excluding VY (D-E)/(F)	86.48	50.49	55.28	54.26

As-reported EWC non-fuel O&M (G)	263,160	297,863	295,375	316,917	262,002	288,831	297,339	331,652

Special Items included in non-fuel O&M
Decision to close VY	6,728	8,705	9,681	18,402	—	—	—	21,130
HCM implementation expenses	1,093	949	483	736	—	1,829	3,289	10,835
Total special items included in non-fuel O&M (H)	7,821	9,654	10,164	19,138	—	1,829	3,289	31,965

Operational EWC non-fuel O&M (G-H)	255,339	288,209	285,211	297,779	262,002	287,002	294,050	299,687

As-reported EWC non-fuel O&M expense per MWh (G/C)	26.28	25.83	26.07	27.44	25.22	25.85	25.57	27.78
Operational EWC non-fuel O&M expense per MWh ((G-H)/(C))	25.50	24.99	25.18	25.78	25.22	25.69	25.28	25.10
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES NUCLEAR FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ in thousands except where noted)	2014	2013	2012	2011	2010
As-reported EWC nuclear operating revenues (A)	2,445,695	2,031,998	2,080,581	2,282,360	2,392,108
Less Palisades below-market PPA amortization (B)	16,496	17,656	16,725	42,996	46,296
Adjusted EWC nuclear operating revenues (A-B)	2,429,199	2,014,342	2,063,856	2,239,364	2,345,812

EWC nuclear billed sales (GWh) (C)	40,253	40,167	41,042	40,918	39,655

As-reported EWC nuclear average total revenue per MWh (A/C)	60.76	50.59	50.69	55.78	60.32
Adjusted EWC nuclear average total revenue per MWh ((A-B)/(C))	60.35	50.15	50.29	54.73	59.16

Adjusted EWC nuclear operating revenues (D)	2,429,199
Less Vermont Yankee operating revenue (E)	315,293
Adjusted EWC nuclear operating revenues excluding Vermont Yankee (D)-(E)	2,113,906

EWC nuclear billed sales excluding Vermont Yankee (GWh) (F)	35,191

Adjusted EWC nuclear average total revenue per MWh excluding VY (D-E)/(F)	60.07

As-reported EWC nuclear non-fuel O&M (G)	1,133,088	1,146,560	1,044,658	1,033,149	1,132,629

Special Items included in EWC nuclear non-fuel O&M
Decision to close VY	43,516	21,130	0	0	0
HCM implementation expenses	3,261	15,615	0	0	0
Non-utility nuclear spin-off expenses	0	0	0	0	116,503
Total special items included in EWC nuclear non-fuel O&M (H)	46,777	36,745	0	0	116,503

Operational EWC nuclear non-fuel O&M (G-H)	1,086,311	1,109,815	1,044,658	1,033,149	1,016,126

As-reported EWC nuclear non-fuel O&M expense per MWh (G/C)	28.15	28.54	25.45	25.25	28.56
Operational EWC nuclear non-fuel O&M expense per MWh ((G-H)/(C))	26.99	27.63	25.45	25.25	25.62
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES NUCLEAR FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ in thousands except where noted)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
As-reported EWC nuclear operating revenues (A)	810,887	531,340	533,887	569,581	539,025	458,613	550,544	483,816
Less Palisades below-market PPA amortization (B)	4,124	4,124	4,124	4,124	4,414	4,414	4,414	4,414
Adjusted EWC nuclear operating revenues (A-B)	806,763	527,216	529,763	565,457	534,611	454,199	546,130	479,402

EWC nuclear billed sales (GWh) (C)	9,079	10,588	9,950	10,635	9,246	9,789	10,274	10,858

As-reported EWC nuclear average total revenue per MWh (A/C)	89.31	50.18	53.66	53.56	58.30	46.85	53.59	44.56
Adjusted EWC nuclear average total revenue per MWh ((A-B)/(C))	88.86	49.79	53.24	53.17	57.82	46.40	53.16	44.15

Adjusted EWC nuclear operating revenues (D)	806,763	527,216	529,763	565,457
Less Vermont Yankee operating revenue (E)	156,246	58,242	47,824	52,981
Adjusted EWC nuclear operating revenues excluding Vermont Yankee (D)-(E)	650,517	468,974	481,939	512,476

EWC nuclear billed sales excluding Vermont Yankee (GWh) (F)	7,758	9,266	8,640	9,527

Adjusted EWC nuclear average total revenue per MWh excluding VY (D-E)/(F)	83.85	50.61	55.78	53.79

As-reported EWC nuclear non-fuel O&M (G)	252,478	283,985	290,355	306,270	253,612	278,304	285,759	328,885

Special Items included in EWC nuclear non-fuel O&M
Decision to close VY	6,728	8,705	9,681	18,402	—	—	—	21,130
HCM implementation expenses	1,093	949	483	736	—	1,491	3,289	10,835
Total special items included in EWC nuclear non-fuel O&M (H)	7,821	9,654	10,164	19,138	—	1,491	3,289	31,965

Operational EWC nuclear non-fuel O&M (G-H)	244,657	274,331	280,191	287,132	253,612	276,813	282,470	296,920

As-reported EWC nuclear non-fuel O&M expense per MWh (G/C)	27.81	26.82	29.18	28.80	27.43	28.43	27.81	30.29
Operational EWC nuclear non-fuel O&M expense per MWh ((G-H)/(C))	26.95	25.91	28.16	27.00	27.43	28.28	27.49	27.35
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2010-2014

($ millions)	2014	2013	2012	2011	2010
Net Income	295	43	40	492	450
Add back: interest expense	17	16	18	33	103
Add back: income tax expense	177	(77)	61	176	248
Add back: depreciation and amortization	276	216	176	179	163
Subtract: interest and investment income	114	138	105	99	142
Add back: decommissioning expense	142	125	72	81	107
Subtract: other than temporary impairments	—	—	—	—	(1)
Adjusted EBITDA	792	185	262	862	931
Add back: special item for HCM	3	24	—	—	—
implementation expenses (pre-tax)
Add back: special item for the decision to close VY	154	343	356	—	—
(pre-tax)
Add back: Non-utility nuclear spin-off	—	—	—	—	117
expenses (pre-tax)
Operational adjusted EBITDA	950	553	618	862	1,048
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q13-4Q14

($ millions)	1Q14	2Q14	3Q14	4Q14	1Q13	2Q13	3Q13	4Q13
Net Income	242	26	(33)	58	82	12	(93)	42
Add back: interest expense	5	3	4	5	3	4	4	5
Add back: income tax expense	119	20	2	36	57	(15)	(107)	(12)
Add back: depreciation and amortization	70	71	72	63	49	50	55	61
Subtract: interest and investment income	26	22	29	37	28	22	21	66
Add back: decommissioning expense	34	35	35	38	31	30	32	33
Subtract: other than temporary impairments	—	—	—	—	—	—	—	—
Adjusted EBITDA	444	133	51	162	194	59	(130)	63
Add back: special item for HCM	1	1	1	1	—	2	3	19
implementation expenses (pre-tax)
Add back: special item for the decision to close VY	10	11	113	20	—	—	292	52
(pre-tax)
Operational adjusted EBITDA	455	145	165	183	194	61	165	133
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	ENTERGY COMMON STOCK PRICES
Entergy’s quarterly earnings results, webcasts, presentations, and other	The high and low trading prices for each quarterly period in 2014 and 2013
news and information of investor interest may be obtained by visiting the	were as follows (in dollars):
investor information page on Entergy’s corporate website at entergy.com			2014		2013
and the Investor Relations mobile web app at iretr.com, or by calling	QUARTER		HIGH	LOW	HIGH	LOW
Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749).	1		67.02	60.40	65.39	61.09
	2		82.30	66.41	72.10	63.12
INVESTOR RELATIONS	3		82.48	70.70	72.60	61.66
Security analysts, portfolio managers, and other members of the financial	4		92.02	76.51	68.63	60.22
community may contact:
Paula Waters	DIVIDEND PAYMENTS
Vice President, Investor Relations	The Board of Directors declares dividends quarterly and sets the record and
Telephone: 504-576-4380	payment dates. Subject to Board discretion, those dates for 2015 are:
E–mail: pwater1@entergy.com
	DECLARATION DATE			RECORD DATE		PAYMENT DATE
SHAREHOLDER ACCOUNT INFORMATION	January 30			February 12		March 2
Wells Fargo Shareowner Services is Entergy’s transfer agent,	April 1			May 14		June 1
registrar, dividend disbursing agent, and dividend reinvestment	July 30			August 13		September 1
and stock purchase plan agent. Shareholders of record with	October 30			November 12		December 1
questions about lost certificates, lost or missing dividend checks
or notifications of change of address should contact:	Quarterly dividend payments (in cents-per-share):
Wells Fargo Shareowner Services
P.O. Box 64874	QUARTER	2015	2014	2013	2012	2011
St. Paul, MN 55164-0874	1	83	83	83	83	83
Phone: 1-855-854-1360	2	83	83	83	83	83
Internet: www.shareowneronline.com	3		83	83	83	83
	4		83	83	83	83
CORPORATE GOVERNANCE
Entergy’s Corporate Governance Guidelines, Board Committee Charters	PREFERRED STOCK DIVIDEND PAYMENTS
for the Corporate Governance, Audit, and Personnel Committees, and	The board of directors for each preferred stock issuer declares preferred
Entergy’s Code of Conduct may be accessed electronically by selecting	dividends quarterly and sets the record and payment dates. Subject to
the investor information page on Entergy’s corporate website at	their discretion, those dates for 2015 and 2016 are:
entergy.com.
	UTILITY OPERATING COMPANY			RECORD DATE		PAYMENT DATE
ADDITIONAL INFORMATION	Entergy Arkansas, Inc.			12/22/14		1/2/15
For copies of the above Corporate Governance documents, Entergy’s				3/20/15		4/1/15
10-K and 10-Q reports filed with the Securities and Exchange				6/22/15		7/1/15
Commission, or for other investor information, call 1-888-ENTERGY				9/21/15		10/1/15
or write to:				12/23/15		1/4/16
Entergy Corporation				3/23/16		4/1/16
Investor Relations				6/22/16		7/1/16
P.O. Box 61000				9/22/16		10/3/16
New Orleans, LA 70161	Entergy Gulf States Louisiana, L.L.C.			2/27/15		3/16/15
				5/29/15		6/15/15
COMMON STOCK INFORMATION				8/28/15		9/15/15
The company’s common stock is listed on the New York and Chicago				11/27/15		12/15/15
exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy				3/4/16		3/15/16
share price is reported daily in the financial press under “Entergy” in				6/6/16		6/15/16
most listings of New York Stock Exchange securities. Entergy common				9/6/16		9/15/16
stock is a component of the following indices: S&P 500, S&P Utilities				12/6/16		12/15/16
Index, Philadelphia Utility Index and the NYSE Composite Index,	Entergy Louisiana, LLC			2/27/15		3/16/15
among others.				5/29/15		6/15/15

		8/28/15	9/15/15
As of Jan. 30, 2015, there were 179,697,449 shares of Entergy		11/27/15	12/15/15
common stock outstanding. Shareholders of record totaled		3/4/16	3/15/16
30,762, and approximately 153,511 investors held Entergy stock in		6/6/16	6/15/16
“street name” through a broker.		9/6/16	9/15/16
		12/6/16	12/15/16
CERTIFICATIONS	Entergy Mississippi, Inc.	1/20/15	2/2/15
In May 2014, Entergy’s Chief Executive Officer certified to the		4/20/15	5/1/15
New York Stock Exchange that he was not aware of any violation		7/20/15	8/3/15
of the NYSE corporate governance listing standards. Also, Entergy		10/20/15	11/2/15
filed certifications regarding the quality of the company’s public		1/21/16	2/1/16
disclosure, required by Section 302 of the Sarbanes-Oxley Act of		4/19/16	5/2/16
2002, as exhibits to our Annual Report on Form 10-K for the fiscal year		7/21/16	8/1/16
ended Dec. 31, 2014.		10/21/16	11/1/16
	Entergy New Orleans, Inc.	12/22/14	1/2/15
		3/20/15	4/1/15
		6/22/15	7/1/15
		9/21/15	10/1/15
		12/23/15	1/4/16
		3/23/16	4/1/16
		6/22/16	7/1/16
		9/22/16	10/3/16